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                                   SSgA FUNDS
                            One International Place
                          Boston, Massachusetts 02110
                                 1-800-997-7327
                               www.ssgafunds.com

        MONEY MARKET         GROWTH AND INCOME          EMERGING MARKETS

         YIELD PLUS             S&P 500 INDEX          INTERNATIONAL STOCK

        INTERMEDIATE         DISCIPLINED EQUITY            SELECTION

         BOND MARKET             SMALL CAP            INTERNATIONAL GROWTH

       HIGH YIELD BOND         SPECIAL EQUITY            OPPORTUNITIES

         IAM SHARES           AGGRESSIVE EQUITY       MSCI(R) EAFE(R) INDEX

                                                      LIFE SOLUTIONS INCOME
                                                           AND GROWTH

                                                     LIFE SOLUTIONS BALANCED

                                                      LIFE SOLUTIONS GROWTH

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                       PROSPECTUS DATED DECEMBER 28, 2001


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                                TABLE OF CONTENTS


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                                                                            PAGE
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INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                     3
  INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES                   3
  PRINCIPAL RISKS                                                             9
  RISK AND RETURN                                                            13
FEES AND EXPENSES OF THE FUNDS                                               23
MANAGEMENT OF THE FUND                                                       27
  PORTFOLIO MANAGEMENT                                                       27
ADDITIONAL INFORMATION ABOUT THE FUNDS' OBJECTIVES,
  INVESTMENT STRATEGIES AND RISKS                                            29
SHAREHOLDER INFORMATION                                                      36
  PURCHASE OF FUND SHARES                                                    36
  REDEMPTION OF FUND SHARES                                                  38
  EXCHANGES                                                                  40
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS               41
  PRICING OF FUND SHARES                                                     41
  DIVIDENDS AND DISTRIBUTIONS                                                41
  TAXES                                                                      42
INFORMATION REGARDING STANDARD & POOR'S CORPORATION                          43
INFORMATION ABOUT MORGAN STANLEY CAPITAL INTERNATIONAL                       44
FINANCIAL HIGHLIGHTS                                                         45
  MONEY MARKET FUND                                                          45
  YIELD PLUS FUND                                                            46
  INTERMEDIATE FUND                                                          47
  BOND MARKET FUND                                                           48
  HIGH YIELD BOND FUND                                                       49
  GROWTH AND INCOME FUND                                                     50
  S&P 500 INDEX FUND                                                         51
  DISCIPLINED EQUITY FUND                                                    52
  SMALL CAP FUND                                                             53
  SPECIAL EQUITY FUND                                                        54
  AGGRESSIVE EQUITY FUND                                                     55
  IAM SHARES FUND                                                            56
  EMERGING MARKETS FUND                                                      57
  INTERNATIONAL STOCK SELECTION FUND                                         58
  INTERNATIONAL GROWTH OPPORTUNITIES FUND                                    59
  LIFE SOLUTIONS INCOME AND GROWTH FUND                                      60
  LIFE SOLUTIONS BALANCED FUND                                               61
  LIFE SOLUTIONS GROWTH FUND                                                 62
ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS                              BACK COVER
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                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Through this prospectus, the SSgA Funds (the Investment Company) offers shares in the following separate funds (collectively, the Funds). All of the Funds are considered diversified as defined in the Investment Company Act of 1940, as amended (the 1940 Act):

- SSgA Money Market Fund (Money Market Fund)
- SSgA Yield Plus Fund (Yield Plus Fund)
- SSgA Intermediate Fund (Intermediate Fund)
- SSgA Bond Market Fund (Bond Market Fund)
- SSgA High Yield Bond Fund (High Yield Bond Fund)
- SSgA Growth and Income Fund (Growth and Income Fund)
- SSgA S&P 500 Index Fund (S&P 500 Index Fund)
- SSgA Disciplined Equity Fund (Disciplined Equity Fund; formerly known as SSgA Matrix Equity Fund)
- SSgA Small Cap Fund (Small Cap Fund)
- SSgA Special Equity Fund (Special Equity Fund)
- SSgA Aggressive Equity Fund (Aggressive Equity Fund)
- SSgA IAM SHARES Fund (IAM SHARES Fund)
- SSgA Emerging Markets Fund (Emerging Markets Fund)
- SSgA International Stock Selection Fund (International Stock Selection Fund; formerly known as the SSgA Active International Fund)
- SSgA International Growth Opportunities Fund (International Growth Opportunities Fund)
- SSgA MSCI(R) EAFE(R) Index Fund (MSCI EAFE Index Fund)
- SSgA Life Solutions Income and Growth Fund (Income and Growth Fund)
- SSgA Life Solutions Balanced Fund (Balanced Fund)
- SSgA Life Solutions Growth Fund (Growth Fund)

As indicated below, some funds have a fundamental investment objective which may be changed only with the approval of a majority of the fund's shareholders as defined by the 1940 Act. Other funds have a nonfundamental investment objective which may be changed by the Board of Trustees without shareholder approval. SSgA Funds Management, Inc. (the Advisor), serves as the Funds' investment advisor.

INVESTMENT OBJECTIVES AND PRINCIPAL
INVESTMENT STRATEGIES

MONEY MARKET FUND. The nonfundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

The fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

There are risks associated with these instruments, which are described in the section called Principal Risks.

The fund management team bases its decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market.


The Money Market Fund has obtained a money market fund rating of Am from Standard & Poor's (S&P). The Am rating indicates that the fund's safety is good and it has a sound capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other money market funds. These additional restrictions could affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P. If S&P changes or adds other requirements or criteria, the fund may be required to adopt additional strategies or policies to maintain this rating.


YIELD PLUS FUND. The nonfundamental investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

The fund is not a money market fund and the price of this fund may fluctuate.

The fund attempts to meet its objective by investing primarily in high-quality, dollar denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The fund may also invest in derivative securities, including futures, options, swaps and other structured securities. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because the fund may invest in securities with higher levels of risk and different maturities.


The fund management team bases its decisions on the relative attractiveness of different sectors and issues which can vary depending on the general level of interest rates, market determined risk premiums, as well as supply and demand imbalances in the market. Risks associated with these investments are described in the Principal Risks section.

The Yield Plus Fund has obtained a credit quality rating of AA-f and a fund volatility rating of S1 from Standard & Poor's (S&P). The fund is rated AA-f based on the creditworthiness of its assets and sound management and practices. The AA-f rating indicates the fund's holdings and counterparties provide "very strong protection" against losses from credit defaults. A fund volatility rating of S1 indicates low sensitivity to changing market conditions. To obtain

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such rating the fund may be required to adopt additional investment restrictions including stricter limitations on credit quality and maturities than are followed by other, similar funds. These additional restrictions could affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P. If S&P changes or adds other requirements or criteria, the fund may be required to adopt additional strategies or policies to maintain this rating.


INTERMEDIATE FUND. The fundamental investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

In pursuing this goal, the fund normally invests at least 80% of its total assets in investment grade or better debt instruments. The fund may also invest in derivative securities, including futures, options, swaps and other structured securities.

The fund management team makes investment decisions to seek to match or exceed the return of the Lehman Brothers Intermediate Government/Credit Bond (LBIGC) Index. The fund seeks to match the LBIGC Index's duration at all times while adding value through issue and sector selection. From the fixed-income securities including, but not limited to, those represented by the LBIGC Index, the fund management team considers interest rate trends to determine what types of bonds to invest in. Different securities are favored depending on the stability of interest rates. Fixed-income securities have risks explained in the Principal Risks section.

BOND MARKET FUND. The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers Aggregate Bond (LBAB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in debt instruments rated investment grade or better. Shareholders will be notified 60 days prior to changing the 80% investment policy. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may also invest in derivative securities, including futures, options, swaps and other structured securities.

The fund seeks to match the LBAB Index's duration at all times while adding value through issue and sector selection.

HIGH YIELD BOND FUND. The nonfundamental investment objective is to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers High Yield Bond (LBHYB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in high yield, high risk (non-investment grade) debt securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may also hold equity securities if delivered to the fund in connection with debt securities held by the fund. The fund may invest in derivative securities, including futures, options, swaps and other structured securities.

Fund managers make investment decisions seeking to match or exceed the LBHYB Index by concentrating on industry allocation and securities selection, deciding on which industries to focus and which bonds to buy within these industries. In making individual security selections, the fund management team looks for securities that are undervalued.

GROWTH AND INCOME FUND. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

The fund's goal is to provide greater long-term returns than the overall US equity market without incurring greater risks than those commonly associated with investments in equity securities. The fund's portfolio strategy combines market economics with fundamental research. The portfolio management team begins by assessing current economic conditions and forecasting economic expectations. The industry sectors of the S&P 500 Index are examined to determine the sector's market capitalized weighting and to estimate the performance of each sector relative to the Index as a whole. A balance is determined for the portfolio, giving greater weight to market sectors that are expected to outperform the overall market. Stocks are then selected for each sector of the fund's portfolio based on the issuer's industry classification, the stock's historical sensitivity to changing economic events and conditions and an assessment of the stock's current valuation and prospects. Risks associated with equity securities are described in the Principal Risks section.

S&P 500 INDEX FUND. The fundamental investment objective is to seek to replicate the total return of the S&P 500 Index.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The fund may pursue its investment objective by investing substantially all of its assets in the State Street Equity 500 Index Portfolio (the "Master Fund"), a registered investment company also advised by the same advisor as the SSgA Funds, with substantially the same investment objective, policies and restrictions as the fund. This investment approach is commonly referred to as a master/feeder structure. In this structure, the fund will be a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.


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Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should have the Advisor run the same strategy outside the master/feeder structure, hire its own investment advisor, invest in a different master portfolio, or take other action.


The fund (either on its own or as part of a master/feeder structure) intends to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. The fund may also invest in futures and options. The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings.

To the extent that the fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the fund's performance and the performance of the S&P 500 Index is anticipated in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 0.95, before deduction of fund expenses. A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the fund's performance to that of the S&P 500 Index will increase as the size of the fund increases.

DISCIPLINED EQUITY FUND. The fundamental investment objective is to provide total returns that exceed over time the S&P 500 Index through investment in equity securities.

Equity securities will be selected for the fund on the basis of a proprietary, systematic investment process. The fund management team employs an equity strategy using bottom-up, quantitative stock selection from among the securities included in, but not limited to, the S&P 500 Index based upon a multi-factor return forecasting model, coupled with risk-controlled, benchmark oriented portfolio construction. This structured and disciplined approach seeks to provide long-term total returns in excess of the S&P 500 Index over time.


The equity strategy used by the fund is designed to provide a bridge between low risk/low value-added (or zero tracking error) passive investments, and high risk/high value-added (high tracking error) active management alternatives. This strategy attempts to create a portfolio with similar characteristics to the benchmark with the potential to provide excess returns by allowing the fund to hold most, but not all, of the securities in the benchmark. The fund seeks to maintain virtually the same sector and industry weightings as the benchmark, thus managing the risk associated with more actively managed portfolios.


SMALL CAP FUND. The nonfundamental investment objective is to maximize the total return through investment in equity securities; under normal market conditions, at least 80% of total assets will be invested in securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.


The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies as represented by the Russell 2000 Index will include those companies with market capitalization generally ranging in value from $50 million to $1.4 billion. Sector and industry weight are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund may also use futures, options and other derivative instruments.


Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The risks of securities of smaller capitalized companies are described in Principal Risks.

SPECIAL EQUITY FUND. The nonfundamental investment objective is to maximize total return through investment in mid- and small capitalization US equity securities.

The fund will attempt to meet its objective through the active selection of equity securities based on fundamental analysis. The investment approach emphasizes bottom-up stock selection informed by a top-down macroeconomic outlook. The fund management team focuses on identifying high quality stocks with sustainable growth prospects, paying particular attention to changes in the rates of growth of individual companies' earnings. This emphasis on growth stock selection makes the fund subject to risks associated with stock selection and the skills of the investment management team.

AGGRESSIVE EQUITY FUND. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by the Advisor's proprietary models.

The investable universe is constructed using the Russell 3000(R) Index. The universe is further restricted by keeping only those securities that have above average five-year earnings growth projections. All current holdings are then added to this universe to create an investable universe. Securities are then ranked using the Advisor's proprietary growth and value measures. The portfolio management team combines each of these measures to arrive at an overall sentiment for each security. Securities with aggressive five-year projections are subject to risks associated with rapid growth. The fund may invest in initial public offerings.

IAM SHARES FUND. The nonfundamental investment objective is to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace

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Workers or affiliated labor unions or have not been identified as having non-union sentiment (IAM companies).

The purpose of the IAM SHARES Fund is to provide an investment vehicle where the majority of holdings are securities of IAM companies. IAM companies are defined as companies that either (1) have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (Category I Shares) or (2) are listed in the S&P 500 Index, and have not been identified by the International Association of Machinists and Aerospace Workers or affiliated labor unions as having non-union sentiment (Category II Shares). Under normal market conditions, the fund will invest at least 80% of its total assets in equity securities of IAM companies. Shareholders would receive 60 days' notice prior to changing the 80% policy. As of the fiscal year-end of the fund, August 31, 2001, there was a universe of 360 publicly traded IAM affiliated companies as provided by the IAM. Based on the current model environment, nearly half of the 360 IAM-represented companies comprised the August 31, 2001 investments in the fund. The weighted average capitalization of the fund was $100.9 billion. Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment.

The fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM companies are diverse both geographically and by industry. The portfolio manager will rebalance the fund frequently in order to maintain its relative exposure to IAM companies, as well as to account for any changes to the universe of IAM companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index, therefore, the fund's returns will likely vary from the Index's returns.

The fund may invest the remaining 20% of its assets in securities contained in the S&P 500 Index; these securities are chosen by a multifactor model which seeks to outperform the S&P 500 Index. In the 20% portion, the manager screens out securities of certain companies identified by the International Association of Machinists and Aerospace Workers Union as having non-union sentiment.

Proxies for the fund's underlying securities are voted in accordance with AFL/CIO guidelines.

EMERGING MARKETS FUND. The fundamental investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.


Under normal circumstances, the fund will invest primarily in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the fund invests will be expanded over time as the stock markets in other countries evolve. Typically 85% of the fund's assets will be invested in equity, and equity-like, securities concentrated in emerging market countries, but in no event less than 80%. Shareholders would receive 60 days' notice prior to changing the 80% policy. A stock market is classified as "emerging" if it meets at least one of the two general criteria: (i) it is located in a low or middle income economy as defined by the World Bank, and/or (ii) its investable market capitalization is low relative to its most recent GNP figures. A low or middle income is any country with a GNP per capita less than $9,266. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if it exceeds this amount. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered. Risks of emerging markets are discussed in the Principal Risks section.


The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These foreign government pooled vehicles are also subject to risks. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.


Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital Index Emerging Market Free (MSCI EMF) countries. As the S&P/IFCI and MSCI EMF introduce new emerging market countries, the fund will expand to gain exposure to those countries.


INTERNATIONAL STOCK SELECTION FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The fund will attempt to meet its objective through the active selection of equity securities. The fund management team will concentrate investments in holdings that are composed of, but

                                        6
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not limited to, countries included in the Morgan Stanley Capital
International Europe, Australasia, Far East (MSCI EAFE) Index. Through the use of a proprietary model, a quantitative selection process is used to select the best securities within each underlying country in the MSCI EAFE Index.

The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying country in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls for excessive size or style exposures and is benchmark oriented.

INTERNATIONAL GROWTH OPPORTUNITIES FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The fund will attempt to meet its objective through the active selection of equity securities based on the fundamental analysis of companies and investment themes. The fund management team's investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index.

MSCI EAFE INDEX FUND. The nonfundamental investment objective is to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "Index" or "MSCI(R) EAFE(R) Index"). The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Master Funds that has the same investment objective as and investment policies that are substantially similar to those of, the fund.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund, using a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the MSCI(R) EAFE(R) Index. The MSCI(R) EAFE(R) Index is a well-known international stock market index that includes approximately 1,000 securities listed on the stock exchanges of 20 developed market countries (but not the United States). The portfolio manager seeks a correlation of .95, before expenses, or better between the fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.


The fund may attempt to meet its objective by investing substantially all of its assets in the State Street MSCI(R) EAFE(R) Index Portfolio (the "MSCI EAFE Master Fund"), a registered investment company with the same advisor as the SSgA Funds and with substantially the same investment objective, policies and restrictions as the fund. This investment approach is commonly referred to as a master/feeder structure. The MSCI EAFE Master Fund has been in existence since February 16, 2000 and commenced operations on November 13, 2000.


In this structure, the fund will be a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should have the Advisor run the same strategy outside of the master/feeder structure, hire its own investment advisor, invest in a different master portfolio, or take other action. The fund (either on its own or as part of a master/feeder structure) intends to invest in all of the stocks comprising the MSCI(R) EAFE(R) Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole.

In addition, from time to time, stocks are added to or removed from the Index. The fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

In addition, the fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investment directly in the stocks making up the Index. The fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the fund might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the fund. The fund may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.


It is anticipated that the correlation of the fund's performance to that of the Index will increase as the size of the fund increases. The fund's ability to achieve significant correlation between fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares. The portfolio manager will monitor such correlation. Should the fund fail to achieve an appropriate level of correlation, this will be reported to the fund's trustees, which will consider alternative arrangements.



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LIFE SOLUTIONS FUNDS. The Life Solutions Funds attempt to meet their objectives by investing in shares of various combinations of the Investment Company's portfolios (the Underlying Funds) described in this prospectus. The Advisor believes that these combinations offer varying degrees of potential risk and reward. The Life Solutions Funds are designed primarily for tax-advantaged retirement accounts and other long-term investors. Each Life Solutions Fund's investment objective is nonfundamental:

LIFE SOLUTIONS INCOME AND GROWTH FUND seeks income and, secondarily, long-term growth of capital.

LIFE SOLUTIONS BALANCED FUND seeks a balance of growth of capital and income.

LIFE SOLUTIONS GROWTH FUND seeks long-term growth of capital.

The Life Solutions Funds are not designed as market timing vehicles, but rather as a simple approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the Life Solutions Funds based on their personal investment goals, risk tolerance and financial circumstances. The chart below illustrates the relative degree to which each Life Solutions Fund (compared to the other Life Solutions Funds) seeks to obtain capital appreciation, income and stability of principal, within the parameters of each of their investment objectives:

LIFE SOLUTIONS FUND    CAPITAL APPRECIATION     INCOME     VOLATILITY
-------------------    --------------------     ------     ----------
Income and Growth      Low                      High       Low
Balanced               Medium                   Medium     Medium
Growth                 High                     Low        High

In investing in the Underlying Funds, the Life Solutions Funds seek to maintain different allocations between classes of equity, international equity, fixed-income and short-term assets funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to attempt to optimize performance consistent with its investment objective. The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Life Solutions Fund. It also shows the weightings of each Underlying Fund as of August 31, 2001. Although the Underlying Funds invest primarily in securities within the asset class under which they are listed, they may also invest from time to time in other types of securities consistent with each of their investment objectives.


             ASSET
         CLASS/UNDERLYING                         INCOME AND
              FUND                                   GROWTH            BALANCED                 GROWTH
-------------------------------------          ----------------      -------------           ------------
RANGE OF TOTAL EQUITIES                             20-60%             40-80%                   60-100%

                                                             WEIGHTINGS IN EACH UNDERLYING FUND
                                                                   AS OF AUGUST 31, 2001 (%)

US EQUITIES                                        20-60%              40-80%                   60-100%

  S&P 500 Index Fund                                 5.5                 7.9                      10.4
  Disciplined Equity Fund                            0.0                 0.0                       0.0
  Small Cap Fund                                     3.4                 4.0                       4.6
  Aggressive Equity Fund                            27.7                38.8                      51.8
  Growth and Income Fund                             0.0                 0.0                       0.0
  Special Equity Fund                                0.0                 0.0                       0.0
  Tuckerman Active REIT Fund(1)                      0.0                 0.0                       0.0
  IAM SHARES Fund                                    0.0                 0.0                       0.0

INTERNATIONAL EQUITIES(2)                           0-15%               0-20%                     0-25%

  International Stock Selection Fund                 8.2                13.5                      18.3
  Emerging Markets Fund                              0.3                 0.3                       0.3
  International Growth Opportunities Fund            0.0                 0.0                       0.0
  MSCI EAFE Index Fund                               0.0                 0.0                       0.0

RANGE OF BONDS                                     40-80%              20-60%                     0-40%

  Bond Market Fund                                  48.6                31.2                      12.4
  High Yield Bond Fund                               6.2                 4.2                       2.1
  Intermediate Fund                                  0.0                 0.0                       0.0
  Yield Plus Fund                                    0.0                 0.0                       0.0

RANGE OF SHORT TERM ASSETS                           0-20%              0-20%                    0-20%

  Money Market Fund                                  0.1                 0.1                       0.1
  US Government Money Market Fund(1)                 0.0                 0.0                       0.0

----------
(1) Information about the SSgA US Government Money Market Fund and SSgA Tuckerman Active REIT Fund is contained in separate prospectuses, which you may obtain by calling 1-800-647-7327 or by accessing the SSgA Funds online at www.ssgafunds.com.

(2) International equities are included in the total equity exposure indicated above and should not exceed the listed percentages.

The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees of the Investment Company and may be changed at any time by the Board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

The percentage allocation of a Life Solutions Fund's assets could from time to time deviate from its asset allocation range as a result of appreciation or depreciation of the shares of the Underlying Funds in which a Life Solutions Fund is invested. The Life Solutions Funds have adopted certain policies to reduce the likelihood of such an occurrence. First, the portfolio manager will rebalance each Life Solution Fund's holdings at least quarterly, or more frequently as the portfolio manager determines is appropriate. Rebalancing is the process of bringing the asset allocation of a Life Solutions Fund back into alignment with its asset allocation range. In addition, the portfolio manager will not allocate any new investment dollars to any Underlying Fund in an asset class whose maximum percentage has been exceeded. Finally, the portfolio manager will allocate new investment dollars on a priority basis to Underlying Funds in any asset class whose minimum percentage has not been achieved.

PRINCIPAL RISKS


Investment in the funds, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in a fund. There can be no assurance that a fund will achieve its objective. An investment in a fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.


Each of the funds has risks associated with it, as shown in the matrix below. Following the matrix is a detailed description of each risk.


                                                                                 HIGH
                                     MONEY    YIELD                      BOND    YIELD    GROWTH AND            DISCIPLINED
                     RISK            MARKET   PLUS     INTERMEDIATE     MARKET   BOND       INCOME    S&P 500     EQUITY
                     ----            ------   -----    ------------     ------   -----    ----------  -------   -----------
Sector                                  X       X           X              X       X          X
Management Strategy                     X       X           X              X       X          X          X           X
Market                                  X       X           X              X       X          X          X           X
Liquidity                               X       X           X              X       X          X          X           X
Fixed-Income Securities                 X       X           X              X       X
Equity Securities                                                                             X          X           X
Ipos                                                                                          X
Securities of Small Cap Companies                                                             X                      X
Securities of Large Cap Companies                                                             X          X           X
Non-investment Grade Fixed-income
  Securities                                                X              X       X
Asset-Backed Securities                 X       X           X              X       X
Instruments of US and Foreign Banks and
  Branches and Foreign Corporations,
  Including Yankee Bonds                X       X           X              X       X
Variable and Floating Rate Securities   X       X           X              X       X
Derivatives                                     X           X              X       X          X          X           X
Mortgage-Backed Securities                      X           X              X       X
Analytical Models                                                                                        X           X
Portfolio Turnover                              X           X              X       X                                 X

                                                                                      INTERNATIONAL   INTERNATIONAL   MSCI
                                    SMALL    SPECIAL  AGGRESSIVE   IAM     EMERGING      GROWTH          STOCK        EAFE
                   RISK              CAP      EQUITY    EQUITY    SHARES    MARKETS   OPPORTUNITIES     SELECTION     INDEX
                   ----             -----    -------  ----------  ------   --------   -------------   -------------   -----
Sector                                X         X         X          X
Management Strategy                   X         X         X          X         X            X            X             X
Market                                X         X         X          X         X            X            X             X
Liquidity                             X         X         X          X         X            X            X             X
Fixed-Income Securities                                                        X            X            X
Equity Securities                     X         X         X          X         X            X            X             X
IPOs                                  X         X         X          X         X            X            X
Securities of Small Cap Companies     X         X         X          X         X            X            X
Securities of Large Cap Companies                         X          X         X            X            X
Non-investment Grade Fixed-income
  Securities                                                                   X            X            X
International Securities                                                       X            X            X             X
Non-US Debt Securities                                                         X            X            X
Analytical Models                     X                   X          X         X                         X             X
Derivatives                           X         X         X          X         X            X            X             X
Emerging Market Countries                                                      X            X            X
Foreign Currency and Exchange Rate                                             X            X            X
Portfolio Turnover                    X         X         X                                                            X

DESCRIPTIONS OF RISKS:

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

One such sector is the banking industry. The Money Market and Yield Plus Funds may be subject to banking industry risk, the risk that if a fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the fund's investments more than if a fund's investments were not invested to such a degree in the banking industry. Normally, the fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

MANAGEMENT STRATEGY RISK. The risk that a strategy may fail to produce the intended results. The S&P 500 Index Fund and the MSCI EAFE Index Fund are not managed according to traditional methods of active investment management which involves the buying and selling of securities based on economic, financial and market analysis and investment judgment. Similarly, the IAM SHARES Fund is managed, in part, with a passive management approach. The Disciplined Equity Fund seeks to maintain the sector and industry weightings of the benchmark while not holding all of the securities of the benchmark. Based on a multifactor model and not completely on intrinsic investment merit, these strategies may not be successful with respect to these funds.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.


LIQUIDITY RISK. The risk that a fund will be unable to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. All Funds are subject to this risk. In addition, Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, real estate investment trusts, international and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.


FIXED-INCOME SECURITIES. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

EQUITY SECURITIES. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions. With respect to equity securities purchased by the Emerging Markets Fund certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These foreign government pooled vehicles are also subject to risks. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.


INITIAL PUBLIC OFFERINGS (IPOs). Performance of a fund may be affected by a fund's holdings of IPOs. Because an IPO is an equity security that is new to the public market, the value of IPOs can fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. There is no guarantee that a fund will continue to participate in the IPO market, and, due to their volatility, IPOs can have a positive or negative impact on performance. The IAM SHARES Fund will only invest in IPOs of IAM companies.


SECURITIES OF SMALL CAPITALIZATION COMPANIES. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile which could increase the volatility of the fund's portfolio.

SECURITIES OF LARGE CAPITALIZATION COMPANIES. A fund's emphasis on large-cap stocks makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Although lower-rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks. They are especially subject to:

- Adverse changes in general economic conditions and in the industries in which their issuers are engaged;

- Changes in the financial condition of their issuers; and

- Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default.

ASSET-BACKED SECURITIES. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets.

INSTRUMENTS OF US AND FOREIGN BANKS AND BRANCHES AND FOREIGN CORPORATIONS, INCLUDING YANKEE BONDS. Non-US corporations and banks issuing dollar denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a non-US corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities. They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal.

DERIVATIVES. There are certain investment risks in using derivatives, such as futures contracts, options on futures, swaps and structured notes, as a hedging technique. If a fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a fund could lose money. Price movements of a futures contract, option or structured notes may not be identical to price movements of portfolio securities or a securities index, resulting in the risk that, when a fund buys the derivative as a hedge, the hedge may not be completely effective. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent either direct or indirect participation in, or are collateralized by and payable from mortgage loans secured by real property. The investment characteristics of mortgages differ from those of traditional fixed-income securities. Payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. Mortgage-backed securities are subject to prepayment risk, call risk and extension risk.

ANALYTICAL MODELS. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting undervalued stocks.

INTERNATIONAL SECURITIES. A fund's return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Foreign markets, economies and political systems may be less stable than US markets, and changes in exchange rates of foreign currencies can affect the value of a fund's foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the US and there may be less public information available about foreign companies.

NON-US DEBT SECURITIES. A fund's foreign debt securities are typically obligations of sovereign governments. These securities are particularly subject to a risk of default from political instability and fluctuations in exchange rates. Significant emerging market debt is considered non-investment grade.

EMERGING MARKET COUNTRIES. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which have less stability than those of more developed countries. Emerging market securities are subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures.

FOREIGN CURRENCY AND EXCHANGE RATE. A fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms. Price spread on currency exchange (to cover service charges) may be incurred, particularly when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country. Because a fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

PORTFOLIO TURNOVER. The portfolio turnover rate cannot be predicted, but it is anticipated that certain of the funds' annual turnover rates generally will fall within the range of 100-300% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. The Aggressive Equity, Small Cap and Disciplined Equity Funds typically have turnover rates in excess of 100% and are therefore subject to these risks. Funds with a portfolio turnover rate that is at the high end of the range are not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. The Yield Plus, Bond Market, Intermediate and High Yield Bond Funds will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income. Therefore, these funds may be subject to a greater degree of portfolio turnover than might be expected from a fund that invests substantially all of its assets on a long-term basis.

INVESTMENTS IN THE UNDERLYING FUNDS (LIFE SOLUTIONS FUNDS). The investments of each Life Solutions Fund are concentrated in the Underlying Funds, so each Life Solutions Fund's investment performance is directly related to the investment performance of the Underlying Funds that it holds. The ability of each Life Solutions Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives and to the allocation among the Underlying Funds by the Advisor. There can be no assurance that the investment objective of any Life Solutions Fund or Underlying Fund will be achieved.

AFFILIATED PERSONS (LIFE SOLUTIONS FUNDS). The Advisor and the officers and trustees of the Life Solutions Funds also serve as investment advisor, officers and trustees, respectively, of the Underlying Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Life Solutions Funds and the Underlying Funds. The trustees believe they have structured the Life Solutions Funds to avoid these concerns. If a situation arises that may result in a conflict, the trustees and officers of the Life Solutions Funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

INVESTMENT PRACTICES OF UNDERLYING FUNDS (LIFE SOLUTIONS FUNDS). In addition to their principal investments, certain Underlying Funds may invest a portion of their assets in foreign securities; enter into forward currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; engage in options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase or reverse repurchase agreements; borrow money; and engage in various other investment practices. All Life Solutions Funds may invest in Underlying Funds that in turn invest in securities of international or emerging markets and thus are subject to additional risks of these investments, including changes in foreign currency exchange rates and political risk.

INVESTMENTS IN OTHER MUTUAL FUNDS IN A MASTER/FEEDER STRUCTURE (S&P 500 INDEX AND MSCI EAFE INDEX FUNDS). Currently the investments of certain funds are concentrated in the shares of another fund with substantially the same investment objectives, policies and restrictions as the fund. In that case, the funds' investment performance is directly related to the investment performance of the Master Fund or the MSCI EAFE Master Fund. The ability of the funds to meet their investment objective is directly related to the ability of the Master Fund or the MSCI EAFE Master Fund to meet its objective. There can be no assurance that the investment objective of the funds, the Master Fund or the MSCI EAFE Master Fund will be achieved.

AFFILIATED PERSONS (S&P 500 INDEX AND MSCI EAFE INDEX FUNDS). The Advisor also serves as investment advisor to the Master Fund and the MSCI EAFE Master Fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the funds and the Master Fund and/or the MSCI EAFE Master Fund. The trustees believe they have structured the participation in the Master Fund and the MSCI EAFE Master Fund to avoid these concerns. If a situation arises that may result in a conflict, the Trustees and officers of the funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

INDEX CORRELATION (S&P 500 INDEX AND MSCI EAFE INDEX FUNDS). The funds' ability to achieve significant correlation between fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares. The funds' management team will monitor correlation. Should a fund fail to achieve an appropriate level of correlation, the Advisor will report to the Board of Trustees, which will consider alternative arrangements.


RISK AND RETURN


The following bar charts illustrate the risks of investing in each fund by showing changes in a fund's performance from year to year over the life of the fund. The accompanying tables further illustrate the risks of investing in a fund by showing how the fund's average annual returns for 1, 5 and 10 years (or, if less, since a fund's inception) compare to the returns of a broad-based securities market index.

A fund's past performance is not necessarily an indication of how the fund will perform in the future.

[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1991            6.28%
1992            3.91%
1993            3.09%
1994            3.99%
1995            5.76%
1996            5.21%
1997            5.37%
1998            5.30%
1999            4.91%
2000            6.18%

Best Quarter -- March 31, 1991: 1.70%
Worst Quarter -- December 31, 1993: 0.74%
Current Fiscal Quarter -- August 31, 2001: 0.94%

                                MONEY MARKET FUND

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:

                                       1 YEAR     5 YEARS*     10 YEARS*
                                       ------     --------     ---------
Money Market Fund                       6.18%      5.39%         5.00%
Salomon Smith Barney
  3-month Treasury bill                 5.96%      5.25%         4.86%
Lipper Average Money
  Market Funds                          5.70%      5.00%         4.62%

----------
*Annualized

                                  7-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000:

                                                 CURRENT       EFFECTIVE
                                                 -------       ---------
Money Market Fund                                  6.26%         6.46%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                 ----------------------------------------------

[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1993            3.44%
1994            4.10%
1995            6.56%
1996            5.48%
1997            5.54%
1998            4.83%
1999            5.52%
2000            6.68%

Best Quarter -- December 31, 2000: 1.82%
Worst Quarter -- September 30, 1993: 0.71%
Current Fiscal Quarter -- August 31, 2001: 0.98%

                                YIELD PLUS FUND

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:


                                       1 YEAR     5 YEARS*     INCEPTION
                                       ------     --------     ---------
Yield Plus Fund                         6.68%      5.61%         5.24%
J.P. Morgan
   3-Month LIBOR**                      6.56%      5.76%         5.34%



 * Annualized. The fund began operating on November 9, 1992.
** Formerly known as the LIBOR 90-day Index.

                                  30-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000:

                                                               CURRENT
                                                               -------
Yield Plus Fund                                                 6.33%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1994           -4.43%
1995           16.66%
1996            3.69%
1997            7.44%
1998            7.93%
1999           -0.03%
2000           10.06%

Best Quarter -- June 30, 1995: 5.57%
Worst Quarter -- March 31, 1994: (3.14%)
Current Fiscal Quarter -- August 31, 2001: 3.12%

                                INTERMEDIATE FUND

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:


                                       1 YEAR     5 YEARS*     INCEPTION*
                                       ------     --------     ---------
Intermediate Fund                      10.06%       5.76%         5.35%
Lehman Bros. Intermediate
  Government/Credit                    10.12%       6.11%         5.98%


*Annualized. The fund began operating on September 1, 1993.

                                  30-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000:

                                                               CURRENT
                                                               -------
Intermediate Fund                                               5.65%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1997            8.93%
1998            8.36%
1999           -1.33%
2000           10.82%

Best Quarter -- December 31, 2000: 4.28%
Worst Quarter -- June 30, 1999: (1.24%)
Current Fiscal Quarter -- August 31, 2001: 3.49%

                                BOND MARKET FUND


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).


                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:


                                                 1 YEAR        INCEPTION*
                                                 ------        ----------
Bond Market Fund                                 10.82%          5.84%
Lehman Bros. Aggregate Bond Index                11.63%          6.43%


*Annualized. The fund began operating on February 7, 1996.

                                  30-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000:

                                                               CURRENT
                                                               -------
Bond Market Fund                                                5.95%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1999            8.19%
2000           -2.43%

Best Quarter -- March 31, 1999: 5.10%
Worst Quarter -- December 31, 2000: (5.19%)
Current Fiscal Quarter -- August 31, 2001: (0.95%)

                              HIGH YIELD BOND FUND


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).


                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:


                                                 1 YEAR        INCEPTION*
                                                 ------        ----------
High Yield Bond Fund                             (2.43%)         4.38%
Lehman Bros. High Yield Bond Index               (5.86%)        (2.05%)


*Annualized. The fund began operating on May 4, 1998.

                                  30-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000:

                                                               CURRENT
                                                               -------
High Yield Bond Fund                                            7.96%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1994           -0.26%
1995           28.62%
1996           21.43%
1997           37.64%
1998           34.74%
1999           20.87%
2000           -5.79%

Best Quarter -- December 31, 1998: 23.77%
Worst Quarter -- December 31, 2000: (10.89%)
Current Fiscal Quarter -- August 31, 2001: (11.12%)

                             GROWTH AND INCOME FUND

The performance of the fund in prior years can be, in part, attributed to investments made in IPOs. There is no guarantee that the fund will continue to participate in the IPO market.

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:


                                       1 YEAR      5 YEARS*     INCEPTION*
                                       -------     --------     ----------
Growth and Income Fund                 (5.79%)      20.72%       17.84%
S&P 500 Index                          (9.11%)      18.33%       17.60%


*Annualized. The fund began operating on September 1, 1993.

[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1993            9.61%
1994            1.30%
1995           37.02%
1996           22.65%
1997           33.10%
1998           28.35%
1999           20.89%
2000           -9.21%

Best Quarter-- December 31, 1998: 21.24%
Worst Quarter-- September 30, 1998: (9.97%)
Current Fiscal Quarter-- August 31, 2001: (9.49%)

                               S&P 500 INDEX FUND

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:


                                       1 YEAR      5 YEARS*     INCEPTION*
                                       -------     --------     ----------
S&P 500 Index Fund                     (9.21%)      18.12%       16.95%
S&P 500 Index                          (9.11%)      18.33%       17.20%


*Annualized. The fund began operating on December 30, 1992.

[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1993           16.30%
1994           -0.40%
1995           28.17%
1996           23.68%
1997           34.23%
1998           21.71%
1999           15.35%
2000          -14.13%

Best Quarter -- December 31, 1998: 22.35%
Worst Quarter -- September 30, 1998: (13.89%)
Current Fiscal Quarter -- August 31, 2001: (8.38%)

                            DISCIPLINED EQUITY FUND

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:


                                       1 YEAR      5 YEARS*     INCEPTION*
                                       -------     --------     ----------
Disciplined Equity Fund                (14.13%)     14.89%       14.30%
S&P 500 Index                           (9.11%)     18.33%       16.72%


*Annualized. The fund began operating on May 4, 1992 (formerly known as SSgA
 Matrix Equity Fund).

[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1993           12.96%
1994           -0.95%
1995           41.83%
1996           28.79%
1997           23.60%
1998           -7.55%
1999            3.58%
2000            4.50%

Best Quarter -- December 31, 1998: 19.66%
Worst Quarter -- September 30, 1998: (27.21%)
Current Fiscal Quarter -- August 31, 2001: (4.58%)

                                 SMALL CAP FUND

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:


                                       1 YEAR      5 YEARS*     INCEPTION*
                                       -------     --------     ----------
Small Cap Fund                          4.50%        9.76%        13.28%
Russell 2000 Index                     (3.02%)      10.31%        13.32%



 *Annualized. The fund began operating on July 1, 1992.


[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1999           50.36%
2000           -4.88%

Best Quarter -- December 31, 1999: 51.03%
Worst Quarter -- September 30, 1998: (21.42%)
Current Fiscal Quarter -- August 31, 2001: (15.87%)

                              SPECIAL EQUITY FUND

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:


                                                 1 YEAR        INCEPTION*
                                                 ------        ----------
Special Equity Fund                              (4.88%)        10.62%
Russell Small Cap
  Completeness Index**                           (8.96%)         5.67%



 *Annualized. The fund began operating on April 29, 1998.
**Formerly known as the Russell Special Small Company Index.

[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1999           120.79%
2000            -2.57%

Best Quarter -- December 31, 1999: 69.94%
Worst Quarter -- December 31, 2000: (12.41%)
Current Fiscal Quarter -- August 31, 2001: (9.88%)

                             AGGRESSIVE EQUITY FUND

The performance of the fund in prior years can be, in part, attributed to investments made in IPOs. There is no guarantee that the fund will continue to participate in the IPO market.

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:


                                                 1 YEAR        INCEPTION*
                                                 -------       ----------
Aggressive Equity Fund                            (2.57%)       48.49%
Russell 2500 Growth Index                        (16.09%)       15.87%**
Russell 3000 Index***                             (7.46%)        5.95%



  *Annualized. The fund began operating on December 30, 1998.
 **Index inception return contains the first full calendar month.
***In July 2001, the Advisor began using the Russell 3000 Index as the fund's benchmark because it more accurately reflects the fund's holdings.


[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

2000           -8.12%

Best Quarter -- December 31, 1999: 15.75%
Worst Quarter -- September 30, 1999: (7.20%)
Current Fiscal Quarter -- August 31, 2001: (9.51%)

                                IAM SHARES FUND

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:

                                                 1 YEAR        INCEPTION*
                                                 ------        ----------
IAM SHARES Fund                                  (8.12%)        2.90%
S&P 500 Index                                    (9.11%)        2.47%


*Annualized. This fund began operating on June 2, 1999.

[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1995           -7.89%
1996           14.88%
1997           -8.81%
1998          -15.94%
1999           64.83%
2000          -29.97%

Best Quarter -- December 31, 1999: 26.03%
Worst Quarter -- December 31, 1997: (21.41%)
Current Fiscal Quarter -- August 31, 2001: (9.87%)

                             EMERGING MARKETS FUND

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:

                                       1 YEAR      5 YEARS*     INCEPTION*
                                       -------     --------     ----------
Emerging Markets Fund                  (29.97%)      0.33%         0.23%
MSCI Emerging Market
  Free Index**                         (31.76%)     (3.67%)       (5.46%)
S&P/IFC Investable
  Composite Index                      (31.76%)     (3.67%)       (5.46%)



 *  Annualized. The fund began operating on March 1, 1994.

** The Advisor changed its primary benchmark to the MSCI EMF Index because it more closely reflects the fund's holdings. The MSCI EMF Index currently consists of two benchmarks, one of which is referred to as "Provisional." The MSCI Provisional Index adopts certain changes to securities weights as MSCI transitions the MSCI EMF Index. On June 1, 2002, the MSCI EMF Index will transition completely and the Advisor will use the merged MSCI EMF Index from that date forward.


[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1996            3.92%
1997          -10.10%
1998           13.54%
1999           32.53%
2000          -16.33%

Best Quarter -- March 31, 1998: 17.88%
Worst Quarter -- September 30, 1998: (15.97%)
Current Fiscal Quarter -- August 31, 2001: (5.24%)

                       INTERNATIONAL STOCK SELECTION FUND

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year, 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:

                                       1 YEAR      5 YEARS      INCEPTION*
                                       -------     -------      ----------
International Stock
  Selection Fund                       (16.33%)     3.30%         4.94%
MSCI EAFE Net
  Dividend Index                       (14.17%)     7.14%         8.82%


*Annualized. The fund began operating on March 7, 1995 (formerly known as SSgA
 Active International Fund).

[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1999           49.99%
2000          -13.41%

Best Quarter -- December 31, 1999: 27.51%
Worst Quarter -- September 30, 1998: (17.58%)
Current Fiscal Quarter -- August 31, 2001: (11.25%)

                     INTERNATIONAL GROWTH OPPORTUNITIES FUND

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:

                                                 1 YEAR        INCEPTION*
                                                 ------        ----------
International Growth Opportunities
  Fund                                           (13.41%)       10.24%
MSCI All Country World Index                     (15.03%)        4.23%
MSCI EAFE Ex-US Index                            (13.96%)        5.00%



*Annualized. The fund began operating on April 29, 1998.


MSCI EAFE INDEX FUND


The MSCI EAFE Index Fund has not been in existence for a full calendar year. Therefore, performance information is not available. This fund began operating on October 16, 2001.


[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1998           11.02%
1999            7.40%
2000            1.89%

Best Quarter-- December 31, 1998: 7.85%
Worst Quarter-- September 30, 1998: (3.50%)
Current Fiscal Quarter-- August 31, 2001: (2.69%)

                     LIFE SOLUTIONS INCOME AND GROWTH FUND

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:

                                                 1 YEAR        INCEPTION*
                                                 ------        ----------
Life Solutions Income and Growth                  1.89%          7.18%
Russell 3000 Index                               (7.46%)         5.95%
Lehman Bros. Aggregate Bond Index                11.63%          7.30%
MSCI EAFE Index                                 (13.96%)         5.54%
S&P 500 Index                                    (9.11%)        13.70%
Composite Market Index**                          3.52%          9.74%


 *Annualized. The fund began operating on July 1, 1997.
**Composite Market Index is comprised of Russell 3000 Index (35%), Lehman Bros.
  Aggregate Bond Index (60%) and MSCI EAFE Index (5%).

[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1998           12.30%
1999           12.83%
2000           -2.20%

Best Quarter -- December 31, 1998: 12.05%
Worst Quarter -- September 30, 1998: (7.74%)
Current Fiscal Quarter -- August 31, 2001: (5.01%)

                          LIFE SOLUTIONS BALANCED FUND


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).


                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:


                                                 1 YEAR        INCEPTION*
                                                 ------        ----------
Life Solutions Balanced Fund                     (2.20%)          7.67%
Russell 3000 Index                               (7.46%)          5.95%
Lehman Bros. Aggregate Bond Index                11.63%           7.30%
MSCI EAFE Index                                 (13.96%)          5.54%
S&P 500 Index                                    (9.11%)         13.70%
Composite Market Index**                         (0.64%)         10.58%


 *Annualized. The fund began operating on July 1, 1997.
**Composite Market Index is comprised of Russell 3000 Index (50%), Lehman Bros.
  Aggregate Bond Index (40%) and MSCI EAFE Index (10%).

[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1998           13.76%
1999           18.25%
2000           -6.43%

Best Quarter -- December 31, 1998: 16.41%
Worst Quarter -- September 30, 1998: (11.56%)
Current Fiscal Quarter -- August 31, 2001: (7.32%)

                           LIFE SOLUTIONS GROWTH FUND


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).


                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:


                                                 1 YEAR        INCEPTION*
                                                 ------        ----------
Life Solutions Growth Fund                       (6.43%)          8.08%
Russell 3000 Index                               (7.46%)          5.95%
Lehman Bros. Aggregate Bond Index                11.63%           7.30%
MSCI EAFE Index                                 (13.96%)          5.54%
S&P 500 Index                                    (9.11%)         13.70%
Composite Market Index**                         (4.72%)         11.31%


 *Annualized. The fund began operating on July 1, 1997.
**Composite Market Index is comprised of Russell 3000 Index (65%), Lehman Bros.
  Aggregate Bond Index (20%) and MSCI EAFE Index (15%).

                         FEES AND EXPENSES OF THE FUNDS

These tables describe the fees and expenses that you may pay if you buy and hold shares of the funds.

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
    Maximum Sales Charge (Load) Imposed on Purchases                                       None
   Maximum Deferred Sales Charge (Load)                                                    None
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends or Other Distributions      None
   Redemption Fee (All Funds except International Stock Selection, Emerging Markets,
     International Growth Opportunities and MSCI EAFE Index Funds)                         None
   Redemption Fee (International Stock Selection, Emerging Markets,
     International Growth Opportunities, and MSCI EAFE Index Funds)*                        2%
   Exchange Fee                                                                            None
   Maximum Account Fee                                                                     None

--------
 * Redemptions (including exchanges) of shares of the International Stock Selection, Emerging Markets, International Growth Opportunities and MSCI EAFE Index Funds executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                        LESS CONTRACTUAL    TOTAL ANNUAL
                                    DISTRIBUTION                         MANAGEMENT FEE    EXPENSES AFTER
                       MANAGEMENT   AND SERVICE      OTHER      GROSS      WAIVERS AND       WAIVERS AND
       FUND               FEE      (12b-1) FEES(1)  EXPENSES   EXPENSES  REIMBURSEMENTS    REIMBURSEMENTS
       ----               ---      ---------------  --------   --------  ---------------   --------------
Money Market(2)           .25%           .07%         .06%       .38%          --               .38%
Yield Plus                .25%           .12%         .11%       .48%          --               .48%
Intermediate(3)           .80%           .14%         .28%      1.22%        (.62%)             .60%
Bond Market(4)            .30%           .05%         .11%       .46%          --               .46%
High Yield Bond(4)        .30%           .07%         .36%       .73%          --               .73%


----------
(1) The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Money Market--.03/.04; Yield Plus--.06/.06; Intermediate--.05/.09; Bond Market--.02/.03; and High Yield Bond--.04/.03.

(2) The Advisor has contractually agreed to reimburse the Money Market Fund for all expenses to the extent that total expenses exceed .40% of average daily net assets on an annual basis until December 31, 2002.

(3) The Advisor has contractually agreed to waive .50% of its .80% management fee for the Intermediate Fund until December 31, 2010. In addition, until December 31, 2002, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .60% of average daily net assets on an annual basis. The annual management fee after the waiver and reimbursement is .18%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement.

(4) The Advisor has contractually agreed to reimburse the Bond Market and High Yield Bond Funds for all expenses in excess of .50% and .75%, respectively, of average daily net assets on an annual basis until December 31, 2002.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                 LESS CONTRACTUAL    TOTAL ANNUAL
                                          DISTRIBUTION                           MANAGEMENT FEE     EXPENSES AFTER
                            MANAGEMENT     AND SERVICE     OTHER       GROSS       WAIVERS AND        WAIVERS AND
         FUND                  FEE       (12b-1) FEES(1)  EXPENSES    EXPENSES    REIMBURSEMENTS     REIMBURSEMENTS
         ----                  ---       --------------   --------    --------   ----------------   ---------------
Growth and Income(2)           .85%          .25%           .11%         1.21%         (.11%)            1.10%
S&P 500 Index(3)              .045%**        .09%          .035%          .17%            --              .17%
Disciplined Equity(4)          .75%          .15%           .12%         1.02%         (.50%)             .52%
Small Cap                      .75%          .19%           .13%         1.07%           --              1.07%
Special Equity(5)              .75%          .10%           .28%         1.13%         (.03%)            1.10%
Aggressive Equity(6)           .75%          .10%          1.62%         2.47%        (1.37%)            1.10%
IAM SHARES(7)                  .25%          .15%           .18%          .59%            --              .59%


----------

** The Management Fee represents the fee for advisory, custody, transfer agency and administration services paid by the Master Fund to the Advisor. The S&P 500 Index Fund pays no management fee directly to the Advisor for the management of the S&P 500 Index Fund for so long as substantially all of the assets of the fund are invested in the Master Fund. As a shareholder in the Master Fund, the fund bears its ratable share of the Master Fund's expenses, and at the same time continues to pay its own fees and expenses.


(1) The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Growth and Income--.14/.11; S&P 500--.04/.05; Disciplined Equity--.05/.10; Small Cap--.05/.14; Special
    Equity--.07/.03; Aggressive Equity--.06/.04; and IAM SHARES--.12/.03.


(2) The Advisor has contractually agreed to reimburse the Growth and Income Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the waiver and reimbursement is .74%.

(3) The Advisor has contractually agreed to reimburse the S&P 500 Index Fund for all expenses in excess of .18% of average daily net assets on an annual basis until December 31, 2002. The total annual expenses shown above and the Example reflect the expenses of both the S&P 500 Index Fund and the Master Fund.


(4) The Advisor has contractually agreed to waive .50% of its .75% management fee for the Disciplined Equity Fund until December 31, 2011. The annual management fee after the waiver and reimbursement is .25%. The total annual expenses shown above have been restated to reflect the waiver.


(5) The Advisor has contractually agreed to reimburse the Special Equity Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .72%.

(6) The Advisor has contractually agreed to reimburse the Aggressive Equity Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .00%.

(7) The Advisor has contractually agreed to reimburse the IAM SHARES Fund for all expenses in excess of .65% of average daily net assets on an annual basis until December 31, 2002.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                           LESS CONTRACTUAL    TOTAL ANNUAL
                                                    DISTRIBUTION                           MANAGEMENT FEE     EXPENSES AFTER
                                      MANAGEMENT     AND SERVICE     OTHER       GROSS       WAIVERS AND        WAIVERS AND
         FUND                            FEE       (12b-1) FEES(1)  EXPENSES    EXPENSES    REIMBURSEMENTS     REIMBURSEMENTS
         ----                            ---       --------------   --------    --------   ----------------   ---------------
Emerging Markets(2)                      .75%          .24%           .48%         1.47%         (.22%)            1.25%
International Stock Selection(3)         .75%          .07%           .51%         1.33%         (.33%)            1.00%
International Growth Opportunities(4)    .75%          .12%           .35%         1.22%         (.12%)            1.10%
MSCI EAFE Index(5)                       .15%**        .08%           .17%          .40%           --               .40%


-------

** The Management Fee represents the fee for advisory, custody, transfer agency and administration services. The MSCI EAFE Index Fund pays no management fee directly to the Advisor for the management of the MSCI EAFE Index Fund for so long as substantially all of the assets of the fund are invested in the MSCI EAFE Master Fund. As a shareholder in the MSCI EAFE Master Fund, the fund bears its ratable share of the MSCI EAFE Master Fund's expenses, and at the same time continues to pay its own fees and expenses.


(1) The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Emerging Markets--.17/.07; International Stock Selection--.04/.03; International Growth
    Opportunities--.08/.04; and MSCI EAFE Index--.05/.03.


(2) The Advisor has contractually agreed to reimburse the Emerging Markets Fund for all expenses in excess of 1.25% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .53%.

(3) The Advisor has contractually agreed to reimburse the International Stock Selection Fund for all expenses in excess of 1.00% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the waiver is .42%.

(4) The Advisor has contractually agreed to reimburse the International Growth Opportunities Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the waiver is .63%.

(5) Other expenses includes an annual licensing fee of .05% for the use of the name MSCI(R) EAFE(R) Index. The total annual expenses and the Example reflect the expenses of both the MSCI EAFE Index Fund and the MSCI EAFE Master Fund. The Advisor has contractually agreed to reimburse the fund for all expenses in excess of .40% of average daily net assets on an annual basis until December 31, 2002. Other expenses and distribution and service (12b-1) fees are based on estimated amounts for the current fiscal year.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                        LIFE SOLUTIONS           LIFE SOLUTIONS   LIFE SOLUTIONS
                                                    INCOME AND GROWTH FUND(1)   BALANCED FUND(1)   GROWTH FUND(1)
                                                    -------------------------   ----------------   --------------
Management Fee                                                .00%                    .00%              .00%
Distribution and Service (12b-1) Fees(2)                      .15%                    .15%              .15%
Other Expenses                                                .44%                    .13%              .20%
                                                             -----                   -----             -----
Gross Expenses                                                .59%                    .28%              .35%
Less Contractual Management Fee Waivers and
   Reimbursements                                            (.14%)                    --                --
                                                             -----                   -----             -----
Total Annual Expenses After Waivers and
   Reimbursements                                             .45%                    .28%              .35%
                                                             -----                   -----             -----
Average Indirect Expenses Before Waivers and
   Reimbursements on Underlying Funds                        1.08%                   1.33%             1.62%
                                                             -----                   -----             -----
Average Indirect Expenses after Waivers and
   Reimbursements on Underlying Funds                         .70%                    .80%              .90%
                                                             -----                   -----             -----
Total Annual Expenses after Waivers and
   Reimbursements (including indirect expenses)              1.53%                   1.61%             1.97%
                                                             -----                   -----             -----
Total Annual Expenses (including indirect
   expenses) after Waivers and Reimbursements of
   Underlying Funds                                          1.15%                   1.08%             1.25%
                                                             -----                   -----             -----

----------
(1) The Advisor has contractually agreed to reimburse the Life Solutions Funds to the extent that total expenses (other than distribution and service fees) exceed .30% until December 31, 2002. The other expenses and total annual expenses shown above have been restated to reflect the reimbursement.

(2) The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Life Solutions Income and Growth Fund--.02/.13; Life Solutions Balanced Fund--.02/.13; and Life Solutions Growth Fund--.02/.13.

While the Life Solutions Funds are expected to operate at a .30% or lower expense level prior to payment of 12b-1 fees, shareholders in a Life Solutions Fund will bear indirectly the proportionate expenses of the Underlying Funds in which the Life Solutions Fund invests. Each Life Solutions Fund intends to invest in some, but not all, of the Underlying Funds. Based on current expectations and the weighted exposure to the Underlying Funds, the following is the indirect expense ratio (before and after fee waivers and/or expense reimbursements) of each Life Solutions Fund:


                                                  AVERAGE INDIRECT EXPENSE RATIOS BEFORE AND
                                                        AFTER FEE WAIVER AND/OR EXPENSE
         LIFE SOLUTIONS FUND                                     REIMBURSEMENT(%)
         -------------------                      ------------------------------------------
                                                          BEFORE                AFTER
                                                          ------                -----
         Income and Growth Fund                            1.08                  .70
         Balanced Fund                                     1.33                  .80
         Growth Fund                                       1.62                  .90


EXAMPLE
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN A FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE 2% REDEMPTION FEE ON THE EMERGING MARKETS, INTERNATIONAL STOCK SELECTION, INTERNATIONAL GROWTH OPPORTUNITIES AND MSCI EAFE INDEX FUNDS DOES NOT APPLY IN THE EXAMPLE. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT A FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


FUND                                   1 YEAR          3 YEARS         5 YEARS         10 YEARS
----                                   ------          -------         -------         --------
Money Market                           $ 39             $122            $  213          $  480

Yield Plus                             $ 49             $154            $  269          $  604

Intermediate                           $ 61             $218            $  389          $  957

Bond Market                            $ 47             $148            $  258          $  579

High Yield Bond                        $ 75             $233            $  406          $  906

Growth and Income                      $112             $373            $  654          $1,456

S&P 500 Index*                         $ 17             $ 55            $   96          $  217

Disciplined Equity                     $ 53             $167            $  291          $  653

Small Cap                              $109             $340            $  590          $1,306

Special Equity                         $112             $356            $  619          $1,372

Aggressive Equity                      $112             $641            $1,196          $2,712

IAM SHARES Fund                        $ 60             $189            $  329          $  738

Emerging Markets                       $127             $433            $  782          $1,739

International Stock Selection          $102             $389            $  697          $1,573

International Growth Opportunities     $112             $375            $  659          $1,467

MSCI EAFE Index*                       $ 41             $128              N/A             N/A

Life Solutions:
  Income and Growth                    $ 46             $175            $  315          $  725

  Balanced                             $ 29             $ 90            $  157          $  356

  Growth                               $ 36             $113            $  197          $  443


----------
* The costs shown in the example above reflect the costs of both the Fund and the respective Master Fund.

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (not applicable to the Money Market Fund).

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for each fund and directs the investment of each fund in accordance with the fund's investment objective, policies and restrictions.


The S&P 500 Index Fund and the MSCI EAFE Index Fund have each entered into an investment advisory agreement with the Advisor pursuant to which the Advisor will manage the fund's assets directly in the event that the fund were to cease investing substantially all of it assets in the Master Fund.

The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $663 billion under management as of November 28, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

For its services as the Advisor, each fund in this prospectus pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). However, the Advisor has contractually agreed to waive or reimburse its fees for certain funds.



                                               ANNUAL MANAGEMENT FEES
                                          (% OF AVERAGE DAILY NET ASSETS):
                                      ---------------------------------------
                                          MANAGEMENT          MANAGEMENT
                                          FEE BEFORE          FEE AFTER
                                          WAIVERS OR          WAIVERS OR
FUND                                  REIMBURSEMENTS (%)   REIMBURSEMENTS (%)
----                                  ------------------   ------------------
Money Market                                  0.25                0.25
Yield Plus                                    0.25                0.25
Intermediate                                  0.80                0.18
Bond Market                                   0.30                0.30
High Yield Bond                               0.30                0.30
Growth and Income                             0.85                0.74
S&P 500 Index(1)                              0.00                0.00
MSCI EAFE Index(1)                            0.00                0.00
Disciplined Equity                            0.75                0.25
Small Cap                                     0.75                0.75
Special Equity                                0.75                0.72
Aggressive Equity                             0.75                0.00
IAM SHARES                                    0.25                0.25
Emerging Markets                              0.75                0.53
International Stock
  Selection                                   0.75                0.42
International Growth
  Opportunities                               0.75                0.63
Life Solutions Balanced(2)                    0.00                0.00
Life Solutions Growth(2)                      0.00                0.00
Life Solutions Income
  and Growth(2)                               0.00                0.00


----------

(1) The S&P 500 Index Fund and the MSCI EAFE Index Fund pay no fee directly to the Advisor for so long as assets of each fund are invested in their respective Master Fund. The respective Master Fund makes payments to the Advisor for advisory, custody, transfer agency and administration services in the amount of .045% and .15% of average daily net assets on an annual basis for the S&P 500 Index Fund and the MSCI EAFE Index Fund, respectively.

(2) The Life Solutions Funds will not be charged a fee by the Advisor. However, each Life Solutions Fund, as a shareholder in the Underlying Funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds.



PORTFOLIO MANAGEMENT

BOND MARKET AND INTERMEDIATE FUNDS. The SSgA Global Fixed Income Team has primary responsibility for the investment management decisions regarding the SSgA Bond Market and Intermediate Funds. While each fund was previously managed by a lead portfolio manager, the Advisor has migrated to the team approach to create an environment that encourages the flow of investment ideas for this strategy. The portfolio managers within this team work together in a cohesive manner to develop and enhance techniques that drive the investment process and draw on the resources of other groups of the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy, fundamental and quantitative analysis while integrating in-depth knowledge of a growing list of indices and market structures. The SSgA Global Fixed Income Team is overseen by the State Street Global Advisors Investment Committee, which is comprised of 11 senior staff managers.

HIGH YIELD BOND FUND. Mr. Bruce Walbridge, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA High Yield Bond Fund. He joined the firm in 1988. Mr. Walbridge is also the Unit Head of the Global High Yield group. Preceding this, he managed several domestic bond portfolios including SSgA's Flagship Government/Corporate Bond Fund. Before joining the Fixed Income group as a Credit Analyst, he was an Assistant Portfolio Manager in SSgA's International Equity group. Utilizing his credit analysis background, Mr. Walbridge's focus over the last six years has been on corporate bond analysis and trading. He has been working in the investment management field since 1987. Mr. Walbridge holds both MBA and BSBA degrees in Finance from Boston University. There are two other managers who assist in managing the fund.

YIELD PLUS FUND. Ms. Maria Pino, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Yield Plus Fund. Ms. Pino joined State Street in May 1997. Prior to that, Ms. Pino managed non-ERISA assets in a short term (1 to 5 year) fixed income fund and a money market fund at Partners HealthCare System/Brigham and Women's Hospital since 1993. Prior to that, she managed fixed income assets for the Commonwealth of Massachusetts State Employees and Teachers Pension Fund. Ms. Pino has been working in the investment management field since 1981. Ms. Pino holds a BS in Accounting from Providence College, an MA in Economics from Northeastern University, and an MBA from Boston University. Ms. Pino is a member of the Association for Investment Management and Research and the Boston Security Analysts Society. There are 10 other portfolio managers who assist in managing the fund.

S&P 500 INDEX FUND. Mr. James B. May, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. Mr. May joined the firm in 1991. Mr. May is a Senior Portfolio Manager in the US Passive Equity group and has the responsibility for managing several mutual funds, most notably the S&P 500 Index Fund, which he has managed since 1995. He also manages a variety of portfolios including the Commingled Russell Special Small Fund and several separately managed funds. Before joining the US Passive Equity group, Mr. May worked in the firm's Passive US Equity Operations department as a Senior Analyst. He has been working in the investment management field since 1989, when he joined State Street's custody operation. He holds a BS in Finance from Bentley College and his MBA from Boston College. He is a member of the Boston Security Analysts Society and the Association for Investment Management and Research. There are five other members of the team who assist Mr. May with the management of the fund.

SPECIAL EQUITY, GROWTH AND INCOME AND INTERNATIONAL GROWTH OPPORTUNITIES FUNDS. The SSgA Global Fundamental Strategy Group has primary responsibility for the investment management decisions regarding the SSgA Growth and Income, Special Equity and International Growth Opportunities Funds. While each fund was previously managed by a lead portfolio manager, the Advisor has migrated to the team approach to create an environment that encourages the flow of investment ideas for this strategy. The portfolio managers within this team work together in a cohesive manner to develop and enhance techniques that drive the investment process and draw on the resources of other groups of the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and fundamental analysis while integrating in-depth knowledge of a growing list of indices and market structures. The SSgA Global Fundamental Strategy Group is overseen by the State Street Global Advisors Investment Committee, which is comprised of 11 senior staff managers.

SMALL CAP AND AGGRESSIVE EQUITY FUNDS. The SSgA US Active Equity Quantitative Team has primary responsibility for the investment management decisions regarding the SSgA Small Cap and Aggressive Equity Funds. While each fund was previously managed by a lead portfolio manager, the Advisor has migrated to the team approach to create an environment that encourages the flow of investment ideas for this strategy. The portfolio managers within this team work together in a cohesive manner to develop and enhance techniques that drive the investment process and draw on the resources of other groups of the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and quantitative analysis while integrating in-depth knowledge of a growing list of indices and market structures. The SSgA US Active Equity Quantitative Team is overseen by the State Street Global Advisors Investment Committee, which is comprised of 11 senior staff managers.

DISCIPLINED EQUITY FUND. Mr. Douglas T. Holmes, CFA and Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Disciplined Equity Fund. Mr. Holmes heads the Global Enhanced Equity Group. He specializes in portfolio construction, risk control, and implementation of enhanced equity portfolios. Mr. Holmes was formerly the lead portfolio manager of the Matrix Equity Fund from May 1992 to January 1996. Mr. Holmes is the co-inventor of SPDRs and continues to be involved in all related products discussed or created by the firm. Prior to joining State Street in 1984, Mr. Holmes was a partner at Lovett, Ward & Bertelsen. Before this, he was affiliated with Batterymarch Financial Management and was a member of the New Product Committee of the American Stock Exchange. Mr. Holmes has been working in the investment management industry since 1980 and holds a BS in Mathematics from Northeastern University. There are seven other portfolio managers assisting with the management of this fund.

IAM SHARES FUND. Mr. Michael J. Feehily, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. Mr. Feehily is the head of the US Equity Team within the Global Structured Products Group. He is responsible for overseeing the management of all US equity index funds for SSgA. Mr. Feehily also serves as portfolio manager for the firm's Russell 1000 Value and Growth ERISA Funds, and the S&P Midcap 400 ERISA Fund, in addition to several other commingled and separately managed products. He joined SSgA in 1997, initially working in the Performance and Analytics group. Prior to that, he was part of the Global Operations department of State Street

Corporation, where he helped to develop Private Edge, a proprietary application used to analyze venture capital, real estate, and other private investments. Mr. Feehily has been working in the investment management field since 1994. He holds a BS in Finance, Investments and Economics from Babson College and an MBA in Finance from Bentley College. There are four other portfolio managers who assist in managing the fund.

EMERGING MARKETS FUND. Mr. Brad Aham, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. He joined the firm in 1993. Mr. Aham has worked with the active Emerging Markets product since its inception, and he manages several institutional funds. In addition to managing portfolios, he performs quantitative and qualitative research for SSgA. Mr. Aham holds an MBA from Boston University and BAs in Mathematics and Economics from Brandeis University. He is a member of AIMR, the Boston Securities Analyst Society, the Global Association of Risk Professionals, and is a Certified Financial Risk Manager. There are three other portfolio managers who assist in managing the fund.

INTERNATIONAL STOCK SELECTION FUND. Mr. Steven Cheshire, CFA, Principal is the lead portfolio manager primarily responsible for investment decisions regarding the SSgA International Stock Selection Fund. He joined State Street Global Advisors in 1997. Mr. Cheshire's current responsibilities are focused on equity research, new stock selection models, enhancements to existing models, and portfolio construction techniques. Prior to joining SSgA in 1997, he was employed at Putnam Investments where he was Vice President in the quantitative equity research and product development group. Before this, he was an Assistant Vice President with Wellington Management Company where he was involved in quantitative research and portfolio management. Mr. Cheshire has a BS in Finance from Virginia Polytechnic Institute and State University and an MBA from Boston University. There are two other portfolio managers who assist in managing the fund.

MSCI EAFE INDEX FUND. Adele Kohler, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. Ms. Kohler joined the firm in 1994. She is currently responsible for portfolio management, research, and product development. She also acts as a liaison between the global structured products group and other areas at SSgA promoting investment education and communication. Prior to joining SSgA, Ms. Kohler worked in State Street Corporation's Mutual Fund division. Ms. Kohler holds a BA in Economics from Smith College. She is a Chartered Financial Analyst and a member of the Boston Security Analysts Society, the Association for Investment Management and Research (AIMR), and the Institute of Chartered Financial Analysts. Ms. Kohler was also an instructor for the Boston Security Analyst Society CFA Level III review course from 1998-2000.There are two other members of the team who assist Ms. Kohler with the management of the fund.

LIFE SOLUTIONS GROWTH, INCOME AND GROWTH, AND BALANCED FUNDS. Mr. Heydon Traub, CFA, Principal, is the lead portfolio manager primarily responsible for investment decisions regarding the SSgA Life Solutions Funds. He has been with SSgA since 1987. Mr. Traub is the firmwide head of Global Asset Allocation. He serves as Vice Chairman of the SSgA Investment Committee and is a member of the State Street Bank Global Management Forum. He is one of the developers of the firm's country, stock and currency selection processes and continues to lead the research effort to enhance the asset allocation strategies. Mr. Traub holds a BA in Economics from Brandeis University and an MBA in Finance and Accounting from the University of Chicago. He also holds a series 3 license from the National Futures Association. There are six other portfolio managers assisting with the management of these funds.

                        ADDITIONAL INFORMATION ABOUT THE
                         FUNDS' OBJECTIVES, INVESTMENT
                                 STRATEGIES AND RISKS

The investment objective of each fund is either fundamental or non-fundamental, as stated above. A fundamental investment objective may only be changed with the approval of the fund's shareholders A non-fundamental investment objective may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of any fund's investment objective.

US GOVERNMENT SECURITIES (PRINCIPAL POLICY--MONEY MARKET, YIELD PLUS, INTERMEDIATE, BOND MARKET, HIGH YIELD BOND. NOT A PRINCIPAL POLICY--GROWTH AND INCOME, S&P 500 INDEX, DISCIPLINED EQUITY, SMALL CAP, SPECIAL EQUITY, AGGRESSIVE EQUITY, IAM SHARES).US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer. The risk of US Government securities is that the US Government may not provide financial support to US Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


REPURCHASE AGREEMENTS (PRINCIPAL POLICY--MONEY MARKET; NOT A PRINCIPAL POLICY--ALL OTHER FUNDS).Each fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The funds will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

SECTION 4(2) COMMERCIAL PAPER (PRINCIPAL POLICY--MONEY MARKET). The fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay. Section 4(2) paper will not be subject to the Investment Company's percentage limitations on illiquid securities where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

MORTGAGE-BACKED SECURITIES (PRINCIPAL POLICY--YIELD PLUS, INTERMEDIATE, BOND MARKET, HIGH YIELD BOND; NOT A PRINCIPAL POLICY--MONEY MARKET). The funds may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the Mortgaged Properties). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

- Prepayment Risk--The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a fund purchases mortgage- backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a fund invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

- Call Risk--In addition, a fund is subject to call risk. The risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected is a call risk. This may happen when there is a decline in interest rates. Under these circumstances, a fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

- Extension Risk--The fund is also subject to extension risk. The risk than an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage- backed security) later than expected is an extension risk. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a fund will also suffer from the inability to invest in higher yield securities.

Types of mortgage-related securities in which a fund may invest include:
Government National Mortgage Association (GNMA) Certificates (Ginnie Maes), Federal Home Loan Mortgage Corporation (FHLMC) Mortgage Participation Certificates (Freddie Macs), Federal National Mortgage Association (FNMA) Guaranteed Mortgage Certificates (Fannie Maes) and Commercial Mortgage-Backed Securities (CMBS). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are

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

made by mortgage bankers, commercial banks, savings and loan associations and other lenders.

Ginnie Mae is a wholly owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of an interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (FHA Loans), or guaranteed by the Veterans Administration (VA Loans), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

Fannie Mae is a stockholder owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Fannie Mae has certain contractual responsibilities. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

Freddie Mac is a publicly held US government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

ASSET-BACKED SECURITIES (PRINCIPAL POLICY--YIELD PLUS, INTERMEDIATE, HIGH YIELD BOND AND BOND MARKET; NOT A PRINCIPAL POLICY--MONEY MARKET). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

- Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

- Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.


VARIABLE AND FLOATING RATE SECURITIES (PRINCIPAL POLICY--MONEY MARKET, YIELD PLUS; NOT A PRINCIPAL POLICY--BOND MARKET, HIGH YIELD BOND, INTERMEDIATE). The funds may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies, or (5) trusts. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.


Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

The Yield Plus Fund will purchase variable and floating rate securities to help enable the fund to maintain its desired portfolio duration. The Yield Plus Fund's investments include securities with greater than one year duration, and the reset feature on the variable and/or floating rate note can help to shorten the duration.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDS), EURODOLLAR TIME DEPOSITS (ETDS) AND YANKEE CERTIFICATES OF DEPOSIT (YCDS) (PRINCIPAL POLICY--MONEY MARKET; NOT A PRINCIPAL POLICY--YIELD PLUS, BOND MARKET, HIGH YIELD BOND, AND INTERMEDIATE). ECDs are US dollar denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks. Foreign laws and accounting standards typically are not as strict as they are in the US and therefore there may be fewer restrictions regarding loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

FUTURES CONTRACTS AND OPTIONS ON FUTURES (NOT A PRINCIPAL POLICY--ALL FUNDS; NOT APPLICABLE TO MONEY MARKET).To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expira1 Shareholders with accounts established prior to December 24, 1997 are not subject to the $10,000 minimum requirement of the S&P 500 Index Fund.tion of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Stock index futures may be used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.


A fund's transactions, if any, in options,futures, and options on futures involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.


OPTIONS ON SECURITIES AND SECURITIES INDICES (NOT A PRINCIPAL POLICY--ALL FUNDS; NOT APPLICABLE TO MONEY MARKET). The funds may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of a fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, a fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

The funds may purchase or sell options on securities indices that are comprised of securities in which a fund may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

QUALITY OF SECURITIES. (PRINCIPAL POLICY--MONEY MARKET, YIELD PLUS, INTERMEDIATE, BOND MARKET; NOT A PRINCIPAL POLICY--ALL OTHER FUNDS). The Money Market Fund will limit its portfolio investments to those United States dollar denominated instruments which at the time of acquisition the Advisor determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees.

The Yield Plus, Bond Market and Intermediate Funds limit their portfolio investments to those that at the time of acquisition: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Advisor, in accordance with procedures established by the Board of Trustees. If a security is downgraded and is no longer investment grade, the fund may continue to hold the security if the Advisor determines that such action is in the best interest of the fund and if the fund would not, as a result thereby, have more than 5% of its assets invested in non-investment grade securities. Investment-grade securities include securities rated Baa3 by Moody's or BBB by S&P (and securities of comparable quality). These securities are considered as medium-grade obligations and are regarded as having speculative characteristics and an adequate capacity to pay interest and repay principal but have special characteristics.

HIGH RISK, HIGH YIELD BONDS (PRINCIPAL POLICY--HIGH YIELD BOND, EMERGING MARKETS, INTERNATIONAL STOCK SELECTION AND INTERNATIONAL GROWTH OPPORTUNITIES). The fund may invest in debt securities rated less than BBB- by S&P or Baa3 by Moody's, or in unrated securities judged by the Advisor to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks than investment grade bonds, in that they are especially subject to adverse changes in general economic conditions and, in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. Debt rated BB, B, CCC, CC and C by S&P, and debt rated Ba, B, Caa, Ca and C by Moody's, is regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and D the highest. For Moody's, Ba indicates the lowest degree of speculation and C the highest. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Lower rated debt securities are especially subject to risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

INTEREST RATE SWAPS, CREDIT SWAPS, AND INTEREST RATE CAPS, FLOORS AND COLLARS (PRINCIPAL POLICY--BOND MARKET, HIGH YIELD BOND, YIELD PLUS AND INTERMEDIATE). Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. A fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate and credit swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those association with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values or interest rates, the investment performance of the fund would be less favorable than it would have been if these investment techniques were not used. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. A fund intends to use these transactions as a hedge and not as a speculative investment.

MORTGAGE-BACKED ROLLS (PRINCIPAL POLICY--BOND MARKET, HIGH YIELD BOND, YIELD PLUS AND INTERMEDIATE). The funds may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, a fund will sell a mortgage security to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. There are two primary risks associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., it must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and must be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

FOREIGN GOVERNMENT SECURITIES (NOT A PRINCIPAL POLICY--INTERNATIONAL GROWTH OPPORTUNITIES, EMERGING MARKETS AND INTERNATIONAL STOCK SELECTION). Foreign government securities which the funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. No fund will invest a material percentage of its assets in sovereign debt. Since these are obligations of sovereign governments, they are particularly subject to a risk of default from political instability.

DOLLAR-DENOMINATED INSTRUMENTS (PRINCIPAL POLICY--MONEY MARKET, YIELD PLUS; NOT A PRINCIPAL POLICY--BOND MARKET, INTERMEDIATE, HIGH YIELD BOND). Non-US corporations and banks issuing dollar denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a non-US corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments. These instruments are also subject to credit/default risk.

EMERGING MARKETS (PRINCIPAL POLICY--EMERGING MARKETS; NOT A PRINCIPAL POLICY--INTERNATIONAL GROWTH OPPORTUNITIES, INTERNATIONAL STOCK SELECTION). The funds may invest in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's Advisor to have a developing or emerging economy or securities market. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the funds invest will be expanded over time as the stock markets in other countries evolve. In determining securities in which to invest, the Advisor will evaluate the countries' economic and political climates and take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

AMERICAN DEPOSITORY RECEIPTS (NOT A PRINCIPAL POLICY--GROWTH AND INCOME, S&P 500, DISCIPLINED EQUITY, SMALL CAP, SPECIAL EQUITY, AGGRESSIVE EQUITY, IAM SHARES, EMERGING MARKETS, INTERNATIONAL STOCK SELECTION, INTERNATIONAL GROWTH OPPORTUNITIES, MSCI EAFE INDEX). The common stocks that a fund may invest in include American Depository Receipts (ADRs). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability; and (6) the possibility of expropriation or confiscatory taxation, each of which could adversely affect investment in such securities. For purposes of a fund's investment policies, a fund's investments in ADRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issues into which they may be converted. The ADRs chosen for investment by the IAM SHARES Fund will either have collective bargaining agreements with the IAM or affiliated unions or will be constituents of the S&P 500 Index, or both. The ADRs chosen for the S&P 500 Index Fund will be constituents of the S&P 500 Index. The ADRs and EDRs chosen for investment by the MSCI EAFE Index Fund will be constituents of the MSCI EAFE Index.

PORTFOLIO DURATION (PRINCIPAL POLICY--YIELD PLUS; NOT A PRINCIPAL POLICY--INTERMEDIATE, BOND MARKET AND HIGH YIELD BOND). Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity. The Intermediate, Bond Market and High Yield Bond Funds have duration targets linked to specific indexes. The Yield Plus Fund will maintain a portfolio duration of one year or less.

PORTFOLIO MATURITY (PRINCIPAL POLICY--MONEY MARKET; NOT A PRINCIPAL POLICY--INTERMEDIATE). The Money Market Fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Money Market Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the fund's price or yield. The Intermediate Fund has a defined maturity range between three and ten years.


BANKING INDUSTRY RISK (PRINCIPAL POLICY--MONEY MARKET). The risk that if a fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the fund's investments more than if a fund's investments were not invested to such a degree in the banking industry. Normally, the fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.


EQUITY SWAPS (NOT A PRINCIPAL POLICY--EMERGING MARKETS IAM SHARES, S&P 500 INDEX, DISCIPLINED EQUITY, SMALL CAP, SPECIAL EQUITY, INTERNATIONAL STOCK SELECTION, INTERNATIONAL GROWTH OPPORTUNITIES). The fund intends to use equity swaps to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.


MSCI EAFE INDEX (PRINCIPAL POLICY--MSCI EAFE INDEX FUND). The fund attempts to replicate the return of the MSCI(R) EAFE Index(R) and invests (either on its own or as a part of a master/feeder structure) in all stocks in the Index. The MSCI(R) EAFE(R) Index is an arithmetic, capitalization-weighted average of the performance of approximately 1000 securities listed on the stock exchanges of the countries determined by MSCI(R) to be "developed." Although the list of developed markets may change over time, at the date of this prospectus, these countries included: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The designation of a market as "developed," by MSCI(R), arises from several factors, the most common of which is minimum GDP per capita. The MSCI(R) EAFE(R) Index is structured to represent the opportunities available to an international investor in developed markets. Currently, MSCI(R) targets 85% of the available market capitalization of each country for inclusion in the Index. Securities selected by MSCI(R) for inclusion in the Index must have acceptable levels of liquidity and free float. MSCI(R) also avoids inclusion of companies which have a significant ownership stake in another company since substantial cross-ownership can skew industry weights, distort country-level valuations and overstate a country's true market size. The inclusion of a stock in the MSCI(R) EAFE(R) Index in no way implies that MSCI(R) believes the stock to be an attractive investment, nor is MSCI(R) a sponsor or in any way affiliated with the fund. The MSCI(R) Index(R) is the exclusive property of MSCI(R). Morgan Stanley Capital International is a service mark of MSCI(R) and has been licensed for use by the fund.

S&P 500 INDEX. The Standard & Poor's (S&P) 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock's current price). Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. The composition of the S&P 500 Index is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. A limited percentage of the Index may include foreign securities. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment, nor is S&P a sponsor or in any way affiliated with the fund.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.


                           SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.


MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. A fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250, and the S&P 500 Index Fund, for which the minimum investment is $10,0001. Subsequent investments must be at least $100. You may invest in the IAM SHARES Fund with an initial investment of $100 provided a $50 automatic monthly investment is established. An investment in a fund (other than IRA accounts or active automatic monthly investment accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 ($10,000 for the S&P 500 Index Fund) as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring the account balance to the required mini-mum may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES (ALL FUNDS EXCEPT MONEY MARKET AND YIELD PLUS FUNDS). Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

PURCHASE DATES AND TIMES (MONEY MARKET AND YIELD PLUS FUNDS). Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars.

Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the New York Stock Exchange, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

With respect to the Money Market Fund, orders and payments received by the Transfer Agent prior to the close of the New York Stock Exchange earn the dividend on the date of purchase.

With respect to the Yield Plus Fund, orders and payments received by the Transfer Agent: (1) prior to 12 noon Eastern time will receive the dividend declared on the date of the purchase; and (2) at or after 12 noon Eastern time and before the close of the New York Stock Exchange will not receive the dividend determined on day of purchase.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com. The SSgA Funds reserve the right to reject any purchase order.


To allow the Advisor to manage the Yield Plus and Money Market Funds most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address and instructions required before writing or mailing your check. All purchase requests should be mailed to one of the following addresses:

    REGULAR MAIL:       REGISTERED,EXPRESS OR CERTIFIED MAIL:
    -------------       -------------------------------------
     SSgA Funds                     SSgA Funds
    P.O. Box 8317                66 Brooks Drive
Boston, MA 02266-8317           Braintree, MA 02184


-------------
(1) Shareholders with accounts established prior to December 24, 1997 are not subject to the $10,000 minimum requirement of the S&P 500 Index Fund.

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2. Instructing the wiring bank to wire federal funds to:

   State Street Bank and Trust Company
   225 Franklin Street, Boston, MA 02110
   ABA 0110-0002-8
   DDA 9904-631-0
   SSgA (Name of Fund) Fund(s)
   Account Number and Registration
   Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the fund.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


IN-KIND PURCHASE OF SECURITIES. A fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2. They must have a readily ascertainable market value;

3. They must be liquid;

4. They must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.


Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within 3 business days following the date of the exchange.


The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.





REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below.

Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received. Payments of redemption proceeds ordinarily will be sent the next business day except as noted below) and, unless otherwise specified, will be sent to your address of record.

With respect to the Money Market Fund, no dividends will be paid on shares on the date of redemption. With respect to the Yield Plus Fund, a dividend will be paid on shares redeemed if the redemption request is received by the Transfer Agent at or after 12 noon Eastern time but before the close of the New York Stock Exchange. Redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend.

If you purchased fund shares by check or an automatic investment program
(AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The Funds do not provide wire transfer service for redemption proceeds of less than $1,000. Although the Funds currently do not charge a fee for this service, the Funds reserve the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Shareholders will receive redemption proceeds by wire as follows:

- Money Market--Requests must be received prior to the close of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). The shares will be redeemed using that day's closing price, and the proceeds ordinarily will be wired the same day according to pre-designated instructions. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

- Yield Plus--Requests must be received prior to the close of the New York Stock Exchange. Requests received prior to 12 noon Eastern time will receive the net asset value next determined after the receipt of the redemption order, and the proceeds ordinarily will be wired the same day, unless the request is for 100% of the account. Because Yield Plus has a fluctuating NAV, redemption requests for 100% of the account (if received prior to 12 noon Eastern time) will have 100% of the shares redeemed using that day's closing price, with 95% of the proceeds being wired the same day and the remaining 5% automatically wired the following business day. All requests received at or after 12 noon Eastern time will receive the net asset value next determined after receipt of the redemption order and the proceeds ordinarily will be wired the following business day. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

- All Other Funds--Requests must be received prior to the close of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). The shares will be redeemed using that day's closing price, and the proceeds ordinarily will be wired the following business day.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing".


REDEMPTION FEE. Redemptions (including exchanges) of shares of the International Stock Selection, Emerging Markets, International Growth Opportunities and MSCI EAFE Index Funds executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.

CHECKWRITING SERVICE (MONEY MARKET FUND ONLY). If you have authorized the check writing feature on the Application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per fund is maintained.


TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received via any electronic means only if they act with willful misfeasance, bad faith or gross negligence.


DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.




REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1. Your address of record has changed within the past 60 days;

2. You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1. A broker or securities dealer, registered with a domestic stock exchange;

2. A federal savings, cooperative or other type of bank;

3. A savings and loan or other thrift institution;

4. A credit union; or

5. A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

         SELLER                 REQUIREMENTS FOR WRITTEN REQUESTS
         ------                 -------------------------------------
Owner of individual,          - Letter of instruction, signed
joint, sole                     by all persons authorized to
proprietorship, UGMA/           sign for the account stating
UTMA (custodial                 general titles/capacity, exactly
accounts for minors)            as the account is registered;
or general partner              and
accounts                      - Signature guarantee, if
                                applicable (see above).

Owners of corporate or        - Letter of instruction signed
association accounts            by authorized person(s),
                                stating capacity as indicated
                                by the corporate resolution;
                              - Corporate resolution, certified
                                within the past 90 days; and
                              - Signature guarantee, if
                                applicable (see above).

Owners or trustees of         - Letter of instruction, signed
trust accounts                  by all trustees;
                              - If the trustees are not named
                                in the registration, please
                                provide a copy of the trust
                                document certified within
                                the past
                                60 days; and
                              - Signature guarantee, if
                                applicable (see above).

Joint tenancy                 - Letter of instruction signed
shareholders whose              by surviving tenant(s);
co-tenants are                - Certified copy of the death
deceased                        certificate; and
                              - Signature guarantee, if
                                applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the SSgA Funds as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption or postpone the date of payment for more than seven days if emergency conditions should exist, as specified in the 1940 Act or as determined by the Securities and Exchange Commission.

EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund provided that it is a business day for such fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer

Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Funds upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

MARKET TIMING. With respect to the Funds offered through this prospectus, management believes that market timing strategies may be disruptive. For this reason, the Funds reserve the right to refuse or restrict an exchange by any person if the Funds reasonably believe that an exchange is part of a market timing strategy and that a fund may be adversely affected by the exchange. Although the Funds will attempt to give you prior notice whenever reasonably able to do so, these restrictions may be imposed at any time. Of course, your right to redeem shares would be unaffected by these restrictions.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The funds have adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows each fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of the funds average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

THIRD PARTY TRANSACTIONS. The Funds have authorized various financial intermediates, such as banks, broker-dealers, investment advisors or others, to accept purchase, redemption and exchange orders on the Funds' behalf, and may perform other shareholder services. Such orders are deemed accepted by a fund when they are accepted by the financial intermediary. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES


All of the funds except the Yield Plus Fund determine the price per share once each business day at the close of the regular trading session of the New York Stock Exchange which ordinarily is 4 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days.

The Yield Plus Fund determines the price per share twice each business day at 12 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange.




The price per share of each fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding, and rounding to the nearest cent.

Ordinarily, each fund except the Money Market Fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the fund will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Because foreign securities sometimes trade on days when fund shares are not priced, the value of a fund's portfolio that includes such securities may change on days when fund shares cannot be purchased or redeemed. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.


The Money Market Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends as noted in the table below. Dividends will be paid from net investment income as follows:


                                DIVIDENDS
        FUND                    DECLARED                DIVIDENDS PAID
        ----                    ---------               ---------------
Money Market                    Daily                   Last business
                                                        day of each month
Yield Plus                      Daily                   Last business day
of each month
High Yield Bond                 Quarterly               Quarterly
Bond Market                     Quarterly               Quarterly
Disciplined Equity              Quarterly               Quarterly
S&P 500 Index                   Quarterly               Quarterly
Growth and
  Income                        Quarterly               Quarterly
Intermediate                    Quarterly               Quarterly
IAM SHARES                      Quarterly               Quarterly


                                       41

                                DIVIDENDS
        FUND                    DECLARED                DIVIDENDS PAID
        ----                    ---------               ---------------

Aggressive
  Equity                        Annually                Annually
Special Equity                  Annually                Annually
Small Cap                       Annually                Annually
International
  Growth
  Opportunities                 Annually                Annually
MSCI EAFE
  Index                         Annually                Annually
Emerging
  Markets                       Annually                Annually
International
  Stock Selection               Annually                Annually
Life Solutions
  Income and
  Growth                        Annually                Annually
Life Solutions
  Balanced                      Annually                Annually
Life Solutions
  Growth                        Annually                Annually


The Board of Trustees intends to declare capital gain distributions annually, generally in mid-October. Distributions will be declared from net short and long-term capital gains, if any. It is intended that an additional distribution may be declared and paid in December if required for the funds to avoid the imposition of a 4% federal excise tax on undistributed capital gains. The Money Market Fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

In addition, the Life Solutions funds receive capital gain distributions from the Underlying funds. Capital gain distributions may be expected to vary considerably from time to time.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, or if a check remains uncashed for at least six months, the cash election will be changed automatically and the future dividends and other distributions will be reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks shall be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Except for the Money Market Fund, any dividend or capital gain distribution paid by a fund shortly after a purchase of shares will reduce the per share net asset value of a fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

Please note that dividends will not be paid until the last business day of the month even if an account closes during the month. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

For dividends declared either quarterly or annually, the proceeds may be transmitted (if that option is elected) by direct deposit through ACH. ACH will transmit the proceeds to the pre-designated bank account by the payable date. If you chose Cash Option and requested a check, the check will be mailed to you. Proceeds from a dividend or capital gains will not be wired in federal funds to a bank.

TAXES

The following discussion is only a summary of certain federal income tax issues generally affecting the funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in a fund with the investor's tax advisor. Each fund intends to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, no fund will be subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The Board intends to distribute each year substantially all of the funds' net investment income and net capital gain. Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares. The Life Solutions Funds may incur additional capital gains on the sale of their investments in the Underlying Funds if the Life Solutions Funds rebalance their portfolios.

Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

The sale or exchange of fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

With respect to the Money Market Fund, no capital gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable $1.00 per share net asset value.

Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed. Shareholders of a Fund will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

FOREIGN INCOME TAXES. Investment income received by any fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle a fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

Foreign shareholders of any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

If more than 50% in value of any of the International Growth, Emerging Markets, International Stock Selection and MSCI EAFE Index Funds' total assets at the close of any taxable year consists of securities of foreign corporations, a fund may file an election with the Internal Revenue Service (the "Foreign Election") that would permit shareholders to take a credit (or a deduction) for foreign income taxes paid by a fund. The fund may be subject to certain holding period requirements relative to securities held in order to take advantage of this credit. If the Foreign Election is made, shareholders would include in their gross income both dividends received from a fund and foreign income taxes paid by a fund. Shareholders of a fund would be entitled to treat the foreign income taxes withheld as a credit against their United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, shareholders could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that a fund will qualify to make the Foreign Election; however, a fund cannot be certain that it will be eligible to make such an election or that any particular shareholder will be eligible for the foreign tax credit.

               INFORMATION REGARDING STANDARD & POOR'S CORPORATION


"Standard & Poor's," "S&P," "Standard & Poor's 500," and "500" are trademarks of and have been licensed for use by the SSgA S&P 500 Index Fund through the Master Fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's a division of the McGraw-Hill Companies, Inc. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the fund regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the fund is the licensing of the trademarks and tradenames of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the fund. Standard & Poor's has no obligation to take the needs of the shareholders of the fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the fund.


Standard & Poor's does not guarantee the accuracy and/or the completeness of the index or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the fund or the shareholders of the fund or any other person or entity from the use of the index or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits) even if notified of the possibility of such damages.

             INFORMATION ABOUT MORGAN STANLEY CAPITAL INTERNATIONAL


This fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the EAFE index makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE index which is determined, composed and calculated by MSCI without regard to this fund or the issuer of this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Nether MSCI, any of its affiliates nor any other party involved in making or compiling the EAFE index has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI, ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN MAKING OR COMPILING THE EAFE INDEX GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI, ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN MAKING OR COMPILING THE EAFE INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI, ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN MAKING OR COMPILING THE EAFE INDEX SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH THE INDEXES OR ANY DATA INCLUDED THEREIN. FURTHER, NEITHER MSCI, ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN MAKING OR COMPILING THE EAFE INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES AND ANY DATA INCLUDED THEREIN. NEITHER MSCI, ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN MAKING OR COMPILING THE EAFE INDEX SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                              FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand each fund's financial performance for the past 5 years (or since inception if a fund has been offered for less than 5 years). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the funds' financial statements, are included in the annual reports, which are available upon request by calling the Distributor at 1-800-647-7327.

MONEY MARKET FUND

                                                          FISCAL YEARS ENDED AUGUST 31,
                                            ---------------------------------------------------------------
                                                2001        2000         1999         1998         1997
                                            -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD        $    1.0000  $    1.0000  $    1.0000  $    1.0000  $    1.0000
                                            -----------  -----------  -----------  -----------  -----------
INCOME FROM OPERATIONS:
  Net investment income                           .0518        .0562        .0476        .0528        .0516
                                            -----------  -----------  -----------  -----------  -----------
DISTRIBUTIONS:
  Dividends from net investment income           (.0518)      (.0562)      (.0476)      (.0528)      (.0516)
                                            -----------  -----------  -----------  ------------ -----------
NET ASSET VALUE, END OF PERIOD              $    1.0000  $    1.0000  $    1.0000  $    1.0000  $    1.0000
                                            ===========  ===========  ===========  ============ ============
TOTAL RETURN (%)                                   5.31         5.78         4.86         5.41         5.28
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000 omitted)   10,724,407    8,556,244   10,084,283    5,477,326    4,278,165
  Ratios to average net assets (%):
    Operating expenses                              .38          .39          .40          .41          .39
    Net investment income                          5.14         5.62         4.74         5.28         5.17

YIELD PLUS FUND

                                                          FISCAL YEARS ENDED AUGUST 31,
                                         ---------------------------------------------------------------
                                             2001         2000        1999         1998         1997
                                         -----------  -----------  -----------  ------------  ----------

NET ASSET VALUE, BEGINNING OF PERIOD     $      9.92  $      9.90  $      9.97  $     10.01   $    10.00
                                         -----------  -----------  -----------  ------------  ----------
INCOME FROM OPERATIONS:
  Net investment income(1)                       .51          .59          .54          .57          .54
  Net realized and unrealized gain (loss)        .06          .01         (.07)        (.04)         .01
                                         -----------  -----------  -----------  ------------  ----------
     Total From Operations                       .57          .60          .47          .53          .55
                                         -----------  -----------  -----------  ------------  ----------
DISTRIBUTIONS:
  Dividends from net investment income          (.53)        (.58)        (.54)        (.57)        (.54)
                                         -----------  -----------  -----------  ------------  -----------
NET ASSET VALUE, END OF PERIOD           $      9.96  $      9.92  $      9.90  $      9.97   $    10.01)
                                         ===========  ===========  ===========  ============  ===========
TOTAL RETURN (%)                                5.86         6.28         4.67         5.40         5.67
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000
  omitted)                                   260,088      494,376      525,494      672,465      840,055
  Ratios to average net assets (%):
    Operating expenses                           .48          .42          .41          .41          .38
    Net investment income                       5.31         5.90         5.29         5.66         5.42
  Portfolio turnover rate (%)                  86.19       162.12       167.12       249.10        92.38

----------
(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

INTERMEDIATE FUND


                                                          FISCAL YEARS ENDED AUGUST 31,
                                         ------------------------------------------------------------------
                                               2001         2000        1999         1998         1997
                                         -------------  -----------  -----------  -----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD     $        9.52  $      9.51  $     10.04  $      9.76  $      9.57
                                         -------------  -----------  -----------  ------------ ------------
INCOME FROM OPERATIONS:
  Net investment income(1)                         .53          .55          .49          .53          .54
  Net realized and unrealized gain (loss)          .56          .01         (.35)         .28          .20
                                         -------------  -----------  -----------  ------------ ------------
    Total Income From Operations                  1.09          .56          .14          .81          .74
                                         -------------  -----------  -----------  ------------ ------------
DISTRIBUTIONS:
  Dividends from net investment income            (.59)        (.54)        (.51)        (.53)        (.55)
  Dividends from net realized gain
  on investments                                    --         (.01)        (.16)          --           --
                                         -------------  -----------  -----------  ------------ ------------
Total Distributions                               (.59)        (.55)        (.67)        (.53)        (.55)
                                         -------------  -----------  -----------  ------------ ------------
NET ASSET VALUE, END OF PERIOD           $       10.02  $      9.52  $      9.51  $     10.04  $      9.76
                                         =============  ===========  ===========  ============ ============
TOTAL RETURN (%)                                 11.90         6.12         1.36         8.64         8.00
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000 omitted)      80,361       66,621       71,550       76,691       53,834
  Ratios to average net assets (%):
    Operating expenses, net(2)                     .60          .60          .60          .60          .60
    Operating expenses, gross(2)                  1.22         1.18         1.11         1.13         1.30
    Net investment income                         5.44         5.85         5.02         5.51         5.78
  Portfolio turnover (%)(2)                     345.31       225.31       304.47       244.58       242.76


----------
(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  See Note 4 of the Annual Report for current period amounts.

BOND MARKET FUND

                                                          FISCAL YEARS ENDED AUGUST 31,
                                         ---------------------------------------------------------------
                                             2001         2000        1999         1998         1997
                                         -----------  -----------  -----------  -----------  -----------

NET ASSET VALUE, BEGINNING OF PERIOD     $      9.70  $      9.63  $     10.35  $      9.97  $      9.63
                                         -----------  -----------  -----------  ------------ -----------
INCOME FROM OPERATIONS:
  Net investment income(1)                       .57          .58          .54          .55          .53
  Net realized and unrealized gain (loss)        .54          .06         (.52)         .40         (.35)
                                         -----------  -----------  -----------  ------------ -----------
    Total Income From Operations                1.11          .64          .02          .95         .88
                                         -----------  -----------  -----------  ------------ -----------
DISTRIBUTIONS:
  Dividends from net investment income          (.65)        (.57)        (.54)        (.54)        (.54)
  Dividends from net realized gain on
  investments                                    --            --         (.20)        (.03)          --
                                         -----------  -----------  -----------  ------------ -----------
    Total Distributions                         (.65)        (.57)        (.74)        (.57)        (.54)
                                         -----------  -----------  -----------  ------------ -----------
NET ASSET VALUE, END OF PERIOD           $     10.16  $      9.70  $      9.63  $     10.35  $      9.97
                                         ===========  ===========  ==========   ============ ===========
TOTAL RETURN (%)                               11.87         6.92          .07         9.86         9.47
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000
  omitted)                                   287,341      325,627      269,284      190,151       87,670
  Ratios to average net assets (%):
    Operating expenses, net(2)                   .46          .48          .50          .48          .50
    Operating expenses, gross(2)                 .46          .48          .50          .52          .74
    Net investment income                       5.75         6.09         5.50         5.74         6.05
  Portfolio turnover (%)                      388.98       248.34       327.83       300.77       375.72

----------
(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  See Note 4 of the Annual Report for current period amounts.

HIGH YIELD BOND FUND

                                                   FISCAL YEARS ENDED AUGUST 31,
                                         ---------------------------------------------------
                                             2001         2000        1999         1998++
                                         -----------  -----------  -----------  ------------

NET ASSET VALUE, BEGINNING OF PERIOD     $     10.14  $     10.32  $     9.90   $     10.00
                                         -----------  -----------  -----------  -----------
INCOME FROM OPERATIONS:
  Net investment income(1)                       .92          .96         .78           .18
  Net realized and unrealized gain (loss)      (1.30)        (.21)        .30          (.24)
                                         -----------  -----------  -----------  -----------
    Total Income From Operations                (.38)         .75        1.08          (.06)
                                         -----------  -----------  -----------  -----------
DISTRIBUTIONS:
  Dividends from net investment income         (1.01)        (.93)       (.66)         (.04)
                                         -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD           $      8.75  $     10.14  $    10.32   $      9.90
                                         ===========  ===========  ===========  ===========
TOTAL RETURN (%)(2)                            (3.80)        7.67       11.21          (.59)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000
  omitted)                                    44,647       53,689      34,847        11,908
  Ratios to average net assets (%)(3):
    Operating expenses, net(4)                   .71          .68         .65           .65
    Operating expenses, gross(4)                 .73          .69         .87          1.66
    Net investment income                       9.90         9.56        7.97          6.38
  Portfolio turnover (%)(2)                   217.68       164.01      234.31        173.64

----------
++  For the period May 5, 1998 (commencement of operations) to August 31, 1998.

(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) Periods less than one year are not annualized.

(3) The ratios for the period ended August 31, 1998 are annualized.

(4) See Note 4 of the Annual Report for current period amounts.

GROWTH AND INCOME FUND

                                                        FISCAL YEARS ENDED AUGUST 31,
                                          ------------------------------------------------------------
                                             2001        2000         1999         1998         1997
                                          ----------  -----------  -----------  -----------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD      $    27.21  $    22.53   $   18.10    $   18.08    $  13.36
                                          ----------  ----------   ---------    ---------    --------
INCOME FROM OPERATIONS:
  Net investment income (loss)(1)               (.01)        .06         .09          .11         .12
  Net realized and unrealized gain (loss)      (7.13)       5.77        6.79         1.83        5.18
                                          ----------  ----------   ---------    ---------    --------
    Total Income From Operations               (7.14)       5.83        6.88         1.94        5.30
                                          ----------  ----------   ---------    ---------    --------
DISTRIBUTIONS:
  Dividends from net investment income          (.02)       (.07)       (.09)        (.11)       (.14)
  Dividends from net realized gain on
   investments                                 (1.19)      (1.08)      (2.36)       (1.81)       (.44)
                                          ----------  ----------   ---------    ---------    --------
    Total Distributions                        (1.21)      (1.15)      (2.45)       (1.92)       (.58)
                                          ----------  ----------   ---------    ---------    --------
NET ASSET VALUE, END OF PERIOD            $    18.86  $    27.21   $   22.53    $   18.10    $  18.08
                                          ==========  ==========   =========    =========    ========
TOTAL RETURN (%)                              (27.15)      27.26       41.55        10.93       40.95
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000 omitted)   451,235     522,509     291,716      111,626      71,736
  Ratios to average net assets (%):
    Operating expenses, net(2)                  1.10        1.10        1.03          .95         .95
    Operating expenses, gross(2)                1.21        1.15        1.11         1.14        1.21
    Net investment income                       (.06)        .24         .41          .57         .82
  Portfolio turnover (%)                       43.87       49.72       72.27        66.44       29.88

----------
(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) See Note 4 of the Annual Report for current period amounts. S&P 500 Index Fund Fiscal Years Ended August 31,

S&P 500 INDEX FUND

                                                           FISCAL YEARS ENDED AUGUST 31,
                                            ---------------------------------------------------------------
                                                2001        2000         1999         1998         1997
                                            -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD        $     26.41  $    23.74   $   19.42    $    18.96   $    14.41
                                            -----------  ----------   ---------    -----------  -----------

INCOME FROM OPERATIONS:
   Net investment income(1)                         .24         .27         .29           .31          .32
   Net realized and unrealized gain (loss)        (6.46)       3.40        6.74          1.18         5.22
                                            -----------  ----------   ---------    -----------  ----------
     Total From Operations                        (6.22)       3.67        7.03          1.49         5.54
                                            -----------  ----------   ---------    -----------  ----------
DISTRIBUTIONS:
   Dividends from net investment income            (.25)       (.28)       (.29)         (.32)        (.32)
   Dividends from net realized gain on
     investment                                   (1.17)       (.72)      (2.42)         (.71)        (.67)
                                            -----------  ----------   ---------    -----------  ----------
     Total Distributions                          (1.42)      (1.00)      (2.71)        (1.03)        (.99)
                                            -----------  ----------   ---------    -----------  ----------
NET ASSET VALUE, END OF PERIOD              $     18.77  $    26.41   $   23.74    $    19.42   $    18.96
                                            ===========  ==========   =========    ===========  ==========
TOTAL RETURN (%)                                 (24.48)      16.26       39.52          7.91        40.30
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)   2,320,240   3,105,167   2,673,963     1,615,913    1,299,571
   Ratios to average net assets (%):
     Operating expenses, net(2,3)                   .17         .18         .18           .17          .16
     Operating expenses, gross(2,3)                 .17         .24         .28           .27          .26
     Net investment income                         1.12        1.08        1.29          1.50         2.00
   Portfolio turnover (%)(4)                        N/A       16.43       13.80         26.17         7.54
   Portfolio turnover of the Master Fund          12.01       14.00         N/A           N/A          N/A

----------
(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) See Note 4 of the Annual Report for current period amounts.

(3) Expense ratios for the periods subsequent to June 1, 2000 (commencement of the Master/Feeder structure) include the fund's share of the Master Fund's allocated expenses.

(4) Portfolio turnover represents the rate of portfolio activity for the periods through May 31, 2000, while the fund was making investments directly in securities.

DISCIPLINED EQUITY FUND

                                                           FISCAL YEARS ENDED AUGUST 31,
                                            ---------------------------------------------------------------
                                                2001        2000         1999         1998         1997
                                            -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD        $     17.01  $     17.51  $     15.68  $     18.41  $     14.13
                                            -----------  -----------  -----------  -----------  -----------
INCOME FROM OPERATIONS:
   Net investment income(1)                         .04         .05           .09          .17          .21
   Net realized and unrealized gain (loss)        (3.76)       1.96          4.42          .29         5.43
                                            -----------  -----------  -----------  -----------  -----------
     Total Income From Operations                 (3.72)       2.01          4.51          .46         5.64
                                            -----------  -----------  -----------  -----------  -----------
DISTRIBUTIONS:
   Dividends from net investment income            (.04)       (.06)         (.10)        (.19)        (.22)
   Dividends from net realized gain on
     investments                                  (4.42)      (2.45)        (2.58)       (3.00)       (1.14)
                                            -----------  -----------  -----------  -----------  -----------
     Total Distributions                          (4.46)      (2.51)        (2.68)       (3.19)       (1.36)
                                            -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD              $      8.83  $    17.01   $     17.51   $    15.68  $     18.41
                                            ===========  ===========  ===========  ===========  ===========
TOTAL RETURN (%)                                 (26.74)      14.19         32.83         2.09        42.75
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)     283,824     418,551       557,029      445,077      429,397
   Ratios to average net assets (%):
     Operating expenses, net(2)                     .91         .91           .78          .69          .58
     Operating expenses, gross(2)                  1.02         .96           .94          .97          .96
     Net investment income                          .35         .28           .52          .97         1.33
   Portfolio turnover (%)                        124.98      149.82        130.98       133.63       117.27

----------
(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) See Note 4 of the Annual Report for current period amounts.

SMALL CAP FUND

                                                           FISCAL YEARS ENDED AUGUST 31,
                                            ---------------------------------------------------------------
                                                2001        2000         1999         1998         1997
                                            -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD        $     22.69  $    17.75   $     15.96  $     22.11  $     17.44
                                            -----------  -----------  -----------  -----------  -----------
INCOME FROM OPERATIONS:
   Net investment income (loss)(1)                  .02        (.01)          .03          .02          .03
   Net realized and unrealized gain (loss)        (3.11)       4.96          1.78        (4.54)        5.87
                                            -----------  -----------  -----------  -----------  -----------
     Total Income From Operations                 (3.09)       4.95          1.81        (4.52)        5.90
                                            -----------  -----------  -----------  -----------  -----------
DISTRIBUTIONS:
   Dividends from net investment income              --        (.01)         (.02)        (.04)        (.01)
   Dividends from net realized gain on
     investments                                     --          --            --        (1.59)       (1.22)
                                            -----------  -----------  -----------  -----------  -----------
     Total Distributions                             --        (.01)         (.02)       (1.63)       (1.23)
                                            -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD              $     19.60  $    22.69   $     17.75  $     15.96  $     22.11
                                            ===========  ===========  ===========  ===========  ===========
TOTAL RETURN (%)                                 (13.61)      27.92         11.35       (22.32)       35.85
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)     254,450     359,779       352,013      344,630      149,808
   Ratios to average net assets (%):
     Operating expenses, net(2)                    1.07        1.07          1.07         1.04         1.00
     Operating expenses, gross(2)                  1.07        1.07          1.07         1.04         1.09
     Net investment income (loss)                   .12        (.05)          .17          .10          .18
   Portfolio turnover (%)                        157.27      156.41        110.82        86.13       143.79

----------
(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) See Note 4 of the Annual Report for current period amounts.

SPECIAL EQUITY FUND

                                                        FISCAL YEARS ENDED AUGUST 31,
                                            --------------------------------------------------
                                                2001        2000         1999         1998++
                                            -----------  -----------  -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD        $     16.47  $     9.17   $      7.17  $     10.00
                                            -----------  -----------  -----------  -----------
INCOME FROM OPERATIONS:
   Net investment income (loss)(1)                 (.01)       (.05)           --          .01
   Net realized and unrealized gain (loss)        (6.65)       7.35          2.01        (2.84)
                                            -----------  -----------  -----------  -----------
     Total Income From Operations                 (6.66)       7.30          2.01        (2.83)
                                            -----------  -----------  -----------  -----------
DISTRIBUTIONS:
   Dividends from net investment income              --          --          (.01)          --
                                            -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD              $     9.81   $    16.47   $      9.17  $      7.17
                                            ===========  ===========  ===========  ===========
TOTAL RETURN (%)(2)                              (40.44)      79.65         28.06       (28.30)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)      57,430      85,489        10,621       13,146
   Ratios to average net assets (%)(3)
     Operating expenses, net(4)                    1.10        1.10          1.10         1.10
     Operating expenses, gross(4)                  1.13        1.14          1.57         1.55
     Net investment income (loss)                  (.05)       (.37)          .01          .24
   Portfolio turnover (%)(3)                     104.62       46.45        211.30        88.36

----------

++   For the period April 29, 1998 (commencement of operations) to
     August 31, 1998.

(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1998 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

AGGRESSIVE EQUITY FUND

                                                        FISCAL YEARS ENDED AUGUST 31,
                                            ------------------------------------------------
                                                2001             2000               1999++
                                            -----------       -----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $     19.97       $     12.73       $      10.00
                                            -----------       -----------       ------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(1)                   --              (.13)              (.04)
   Net realized and unrealized gain (loss)        (3.77)            11.40               2.77
                                            -----------       -----------       ------------
     Total Income From Operations                 (3.77)            11.27               2.73
                                            -----------       -----------       ------------
DISTRIBUTIONS:
   Dividends from net investment income              --              (.02)                --
   Dividends from net realized gain              (11.82)            (4.01)                --
                                            -----------       -----------       ------------
     Total Distributions                         (11.82)            (4.03)                --
                                            -----------       -----------       ------------
NET ASSET VALUE, END OF PERIOD              $      4.38       $     19.97       $      12.73
                                            ===========       ===========       ============
TOTAL RETURN (%)(2)                              (33.17)           112.42              27.30
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)      53,082             8,352              7,185
   Ratios to average net assets (%)(3):
     Operating expenses, net(4)                    1.10              1.10               1.10
     Operating expenses, gross(4)                  2.48              1.87               2.07
     Net investment income (loss)                  (.57)             (.75)              (.50)
   Portfolio turnover (%)(2)                     262.01            336.60             179.56

----------
++ For the period December 30, 1998 (commencement of operations) to August 31, 1999.

(1)  Average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for periods less than one year are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

IAM SHARES FUND

                                                        FISCAL YEARS ENDED AUGUST 31,
                                            ------------------------------------------------
                                                2001             2000               1999++
                                            -----------       -----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $     11.55       $    10.14        $      10.00
                                            -----------       -----------       ------------
INCOME FROM OPERATIONS:
   Net investment income(1)                         .08              .09                 .02
   Net realized and unrealized gain (loss)        (2.67)            1.42                 .12
                                            -----------       -----------       ------------
     Total Income From Operations                 (2.59)            1.51                 .14
                                            -----------       -----------       ------------
DISTRIBUTIONS:
   Dividends from net investment income            (.09)            (.08)                 --
                                            -----------       -----------       ------------
   Dividends from net realized gain                (.02)            (.02)                 --
                                            -----------       -----------       ------------
     Total Distributions                           (.11)            (.10)                 --
                                            -----------       -----------       ------------
NET ASSET VALUE, END OF PERIOD              $      8.85       $    11.55        $      10.14
                                            ===========       ===========       ============
TOTAL RETURN (%)(2)                              (22.56)           14.94                1.40
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)     176,598          133,690              60,316
   Ratios to average net assets (%)(3):
     Operating expenses, net(4)                     .58              .55                 .65
     Operating expenses, gross(4)                   .59              .55                 .67
     Net investment income                          .79              .79                 .72
   Portfolio turnover (%)(5)                       4.23             5.34                  --

----------
++   For the period June 2, 1999 (commencement of operations) to August 31,
     1999.

(1)  Average month-end shares were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1999 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

(5) The rate for the period ended August 31, 1999 is not meaningful due to the fund's short period of operation.

EMERGING MARKETS FUND

                                                           FISCAL YEARS ENDED AUGUST 31,
                                            ---------------------------------------------------------------
                                                2001        2000         1999         1998         1997
                                            -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD        $     11.37  $     10.47  $      6.52  $    12.33   $     10.87
                                            -----------  -----------  -----------  -----------  -----------
INCOME FROM OPERATIONS:
   Net investment income(1)                         .14          .09          .15         .18           .12
   Net realized and unrealized gain (loss)        (3.13)        1.04         4.07       (5.58)         1.51
                                            -----------  -----------  -----------  -----------  -----------
     Total Income From Operations                 (2.99)        1.13         4.22       (5.40)         1.63
                                            -----------  -----------  -----------  -----------  -----------
DISTRIBUTIONS:
   Dividends from net investment income            (.07)        (.23)        (.27)       (.15)         (.11)
   Dividends from net realized gain on               --           --           --        (.26)         (.06)
     investment
                                            -----------  -----------  -----------  -----------  -----------
     Total Distributions                           (.07)        (.23)        (.27)       (.41)         (.17)
                                            -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD              $      8.31  $     11.37  $     10.47  $     6.52   $     12.33
                                            ===========  ===========  ===========  ===========  ===========
TOTAL RETURN (%)                                 (26.39)       11.05        66.41      (45.36)        15.12
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)     334,217      395,926      335,655     206,370       252,708
   Ratios to average net assets (%):
     Operating expenses, net(2)                    1.25         1.25         1.25        1.25          1.25
     Operating expenses, gross(2)                  1.47         1.38         1.34        1.38          1.51
     Net investment income                         1.48          .89         1.78        1.85          1.07
   Portfolio turnover (%)                         49.97        55.62        39.64       38.94         15.00

----------
(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  See Note 4 of the Annual Report for current period amounts.

INTERNATIONAL STOCK SELECTION FUND

                                                           FISCAL YEARS ENDED AUGUST 31,
                                            ---------------------------------------------------------------
                                                2001        2000         1999         1998         1997
                                            -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD        $     10.87  $     10.37  $      9.24  $     10.85  $     10.96
                                            -----------  -----------  -----------  -----------  -----------
INCOME FROM OPERATIONS:
   Net investment income(1)                         .09          .09          .12          .16          .10
   Net realized and unrealized gain (loss)        (2.28)         .54         2.09        (1.13)         .03
                                            -----------  -----------  -----------  -----------  -----------
     Total Income From Operations                 (2.19)         .63         2.21         (.97)         .13
                                            -----------  -----------  -----------  -----------  -----------
DISTRIBUTIONS:
   Dividends from net investment income              --         (.13)        (.39)        (.15)        (.18)
   Dividends from net realized gain on            (1.26)          --         (.69)        (.49)        (.06)
     investments
                                            -----------  -----------  -----------  -----------  -----------
     Total Distributions                          (1.26)        (.13)       (1.08)        (.64)        (.24)
                                            -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD              $      7.42  $     10.87  $     10.37  $      9.24  $     10.85
                                            ===========  ===========  ===========  ===========  ===========
TOTAL RETURN (%)                                 (21.64)        6.09        26.88        (9.50)        1.17
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)      78,626      105,645       99,916       76,565       83,930
   Ratios to average net assets (%):
     Operating expenses, net(2)                    1.00         1.00         1.00         1.00         1.00
     Operating expenses, gross(2)                  1.33         1.28         1.37         1.29         1.40
     Net investment income                         1.06          .79         1.30         1.23         1.12
   Portfolio turnover (%)                         85.14        64.05        62.02        74.79        48.29

----------
(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  See Note 4 of the Annual Report for current period amounts.

INTERNATIONAL GROWTH OPPORTUNITIES FUND


                                                        FISCAL YEARS ENDED AUGUST 31,
                                           -------------------------------------------------
                                              2001        2000         1999         1998++
                                           ----------  -----------  -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD       $    14.37  $     11.31  $      8.42  $    10.00
                                           ----------  -----------  -----------  -----------
INCOME FROM OPERATIONS:
Net investment income(1)                          .05          .07          .11         .03
Net realized and unrealized gain (loss)         (4.50)        3.17         2.83       (1.61)
                                           ----------  -----------  -----------  -----------
Total Income From Operations                    (4.45)        3.24         2.94       (1.58)
                                           ----------  -----------  -----------  -----------
DISTRIBUTIONS:
Dividends from net investment income             (.06)        (.08)        (.05)         --
Dividends from net realized gain                 (.71)        (.10)          --          --
                                           ----------  -----------  -----------  -----------
Total Distributions                              (.77)        (.18)        (.05)         --
                                           ----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD             $     9.15  $     14.37  $     11.31  $     8.42
                                           ==========  ===========  ===========  ===========
TOTAL RETURN (%)(2)                            (32.28)       28.82        35.08      (15.80)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)      111,216      137,639       53,416      22,966
Ratios to average net assets (%)(3):
Operating expenses, net(4)                       1.10         1.10         1.10        1.10
Operating expenses, gross(4)                     1.22         1.16         1.30        1.66
Net investment income                             .41          .48         1.16        1.27
Portfolio turnover (%)(3)                       39.14        45.76        39.19       17.24


----------

++   For the period April 29, 1998 (commencement of operations) to
     August 31, 1998.

(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1998 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

LIFE SOLUTIONS INCOME AND GROWTH FUND

                                                         FISCAL YEARS ENDED AUGUST 31,
                                           --------------------------------------------------------------
                                              2001        2000         1999         1998         1997++
                                           ----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD       $    13.21  $     12.93  $     12.65  $     12.93  $     12.68
                                           ----------  -----------  -----------  -----------  -----------
INCOME FROM OPERATIONS:
   Net investment income(1)                       .45          .47          .44          .46           --
   Net realized and unrealized gain (loss)      (1.24)         .94          .95         (.01)         .25
                                           ----------  -----------  -----------  -----------  -----------
     Total Income From Operations                (.79)        1.41         1.39          .45          .25
                                           ----------  -----------  -----------  -----------  -----------
DISTRIBUTIONS:
   Dividends from net investment income          (.79)        (.77)        (.61)        (.41)          --
   Dividends from net realized gain on           (.79)        (.36)        (.50)        (.32)          --
     investments
                                           ----------  -----------  -----------  -----------  -----------
     Total Distributions                        (1.58)       (1.13)       (1.11)        (.73)          --
                                           ----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD             $    10.84  $     13.21  $     12.93  $     12.65  $     12.93
                                           ==========  ===========  ===========  ===========  ===========
TOTAL RETURN (%)(2)                             (6.35)       11.73        11.27         3.53         1.97
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)    19,878       21,150       25,742       23,771       13,979
   Ratios to average net assets (%)(3):
     Operating expenses, net(4)                   .45          .45          .45          .45          .35
     Operating expenses, gross(4)                 .59          .55          .50          .72         1.14
     Net investment income                       3.87         3.71         3.37         3.00          .16
   Portfolio turnover (%)(3)                    79.47        31.07        93.34        93.28       106.68

----------
++   For the period July 1, 1997 (commencement of operations) to August 31,
     1997.

(1) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1997 are annualized.

(4) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

LIFE SOLUTIONS BALANCED FUND

                                                         FISCAL YEARS ENDED AUGUST 31,
                                           --------------------------------------------------------------
                                              2001        2000         1999         1998         1997++
                                           ----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD       $    14.59  $     13.80  $     12.95  $     13.98  $     13.69
                                           ----------  -----------  -----------  -----------  -----------
INCOME FROM OPERATIONS:
   Net investment income(1)                       .33          .42          .38          .50           --
   Net realized and unrealized gain (loss)      (2.09)        1.47         1.84         (.45)         .29
                                           ----------  -----------  -----------  -----------  -----------
     Total Income From Operations               (1.76)        1.89         2.22          .05          .29
                                           ----------  -----------  -----------  -----------  -----------
DISTRIBUTIONS:
   Dividends from net investment income         (1.01)        (.70)        (.61)        (.56)          --
   Dividends from net realized gain on          (1.57)        (.40)        (.76)        (.52)          --
     investments
                                           ----------  -----------  -----------  -----------  -----------
     Total Distributions                        (2.58)       (1.10)       (1.37)       (1.08)          --
                                           ----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD             $    10.25  $     14.59  $     13.80  $     12.95  $     13.98
                                           ==========  ===========  ===========  ===========  ===========
TOTAL RETURN (%)(2)                            (13.35)       14.59        17.89          .33         2.12
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)    65,657       81,711       99,092       90,804       47,003
   Ratios to average net assets (%)(3):
     Operating expenses, net(4)                   .28          .24          .28          .36          .35
     Operating expenses, gross(4)                 .28          .24          .28          .36          .49
     Net investment income                       2.84         3.01         2.83         2.07          .07
   Portfolio turnover (%)(3)                   102.02        42.47        51.09       101.40        51.61

----------
++   For the period July 1, 1997 (commencement of operations) to August 31,
     1997.

(1) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1997 are annualized.

(4) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

LIFE SOLUTIONS GROWTH FUND

                                                         FISCAL YEARS ENDED AUGUST 31,
                                            --------------------------------------------------------------
                                               2001        2000         1999         1998         1997++
                                            ----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD        $    15.73  $     14.62  $     13.02  $     14.79  $     14.44
                                            ----------  -----------  -----------  -----------  -----------
INCOME FROM OPERATIONS:
   Net investment income(1)                        .16          .26          .26          .38           --
   Net realized and unrealized gain (loss)       (2.94)        2.13         2.81         (.75)         .35
                                            ----------  -----------  -----------  -----------  -----------
     Total Income From Operations                (2.78)        2.39         3.07         (.37)         .35
                                            ----------  -----------  -----------  -----------  -----------
DISTRIBUTIONS:
   Dividends from net investment income          (1.12)        (.72)        (.55)        (.71)          --
   Dividends from net realized gain on           (2.20)        (.56)        (.92)        (.69)          --
     investments
                                            ----------  -----------  -----------  -----------  -----------
     Total Distributions                         (3.32)       (1.28)       (1.47)       (1.40)          --
                                            ----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD              $     9.63  $     15.73  $     14.62  $     13.02  $     14.79
                                            ==========  ===========  ===========  ===========  ===========
TOTAL RETURN (%)(2)                             (20.16)       17.15        24.72        (2.68)        2.42
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)     38,518       51,411       65,018       53,432       43,603
   Ratios to average net assets (%)(3):
     Operating expenses, net(4)                    .35          .35          .38          .41          .35
     Operating expenses, gross(4)                  .35          .35          .38          .41          .54
     Net investment income                        1.41         1.78         1.89         1.52          .09
   Portfolio turnover (%)(3)                    111.13        33.00        43.15        67.66        39.49

----------
++   For the period July 1, 1997 (commencement of operations) to August 31,
     1997.

(1) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1997 are annualized.

(4) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

                  (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

                   ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

Statements of Additional Information (SAI) include additional information about each fund. Each fund's SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about a fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about any fund or to make any shareholder inquiry, please contact:

                         Russell Fund Distributors, Inc.
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327

The prospectuses, SAIs and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about a fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.

SSgA Funds' Investment Company Act File No. 811-5430

                                   SSgA FUNDS
                            One International Place
                          Boston, Massachusetts 02110
                                 1-800-997-7327
                               www.ssgafunds.com

                        INTERMEDIATE MUNICIPAL BOND FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Intermediate Municipal Bond Fund seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity of between three and 10 years.


                       PROSPECTUS DATED DECEMBER 28, 2001

                               TABLE OF CONTENTS


                                                                         PAGE
                                                                      ----------
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                  3
   INVESTMENT OBJECTIVE                                                    3
   PRINCIPAL INVESTMENT STRATEGIES                                         3
   PRINCIPAL RISKS OF INVESTING IN THE FUND                                3
   RISK AND RETURN                                                         4
FEES AND EXPENSES OF THE FUND                                              5
MANAGEMENT OF THE FUND                                                     6
ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES,
   INVESTMENT STRATEGIES AND RISKS                                         6
SHAREHOLDER INFORMATION                                                    8
   PURCHASE OF FUND SHARES                                                 8
   REDEMPTION OF FUND SHARES                                              10
   EXCHANGES                                                              11
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS           12
   PRICING OF FUND SHARES                                                 12
   DIVIDENDS AND DISTRIBUTIONS                                            12
   TAXES                                                                  13
FINANCIAL HIGHLIGHTS                                                      14
ADDITIONAL INFORMATION ABOUT THE FUND                                 BACK COVER

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The fund's investment objective is to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity of between three and 10 years.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund may invest at least 80% of its assets in municipal debt obligations in the top three credit ratings categories (Aaa, Aa, and A for Moody's Investors Services, Inc. ("Moody's"), or AAA, AA, and A for Standard and Poor's Corporation). The fund may invest up to 20% of its assets in bonds rated Baa (by Moody's) or BBB (by Standard and Poor's) or lower. However, the fund would be limited to 5% investment in lower rated or unrated securities. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see information about credit quality under "Additional Information about the Fund's Objectives, Strategies and Risks." Although the fund does not intend to invest in securities subject to the alternative minimum tax, it is allowed to do so without limitation. The fund may also purchase US government securities.

The Advisor's investment process is a top-down, bottom up discipline. The Advisor sets, and continually evaluates and adjusts, a duration for the fund based upon expectations about the direction of interest rates and other economic factors. Please see "Additional Information about the Fund's Objectives, Investment Strategies and Risks."

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investment in the Fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the fund may be 80% or more invested in municipal debt obligations, its returns may be less than a fund which can invest without limitation in all types of securities.

RISKS OF MUNICIPAL OBLIGATIONS. Municipal obligations are affected by economic, business or political developments. These securities may be less subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes.

Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment.

INTEREST RATE RISK. The risk that when interest rates increase, securities held by a fund will decline in value. Long term fixed income securities will normally have more price volatility because of this risk than short term securities. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one year duration, but would reduce its value by approximately fifteen dollars if it had a 15 year duration. Interest rate risk is generally moderate for intermediate term bonds.

INCOME RISK. The chance that falling interest rates will cause the fund's income to decline. Income risk is generally moderate for intermediate-term bonds.

CALL RISK. The chance that during periods of falling interest rates, a bond issuer will call--or repay--a high-yielding bond before the bond's maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally moderate for intermediate-term bonds.

CREDIT/DEFAULT RISK. The risk that an issuer or guarantor of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating and generally, lower rated bonds have higher credit risks. Credit risk, which has the potential to hurt the fund's performance, should be low for the fund due to its policy of purchasing mostly high quality bonds.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

TAX RISKS OF MUNICIPAL SECURITIES. The yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities, which could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

RISK AND RETURN

The Intermediate Municipal Bond Fund has not been in existence for a full calendar year. Therefore, performance information is not available. This fund began operating on June 1, 2000.

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                         FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

       SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         Maximum Sales Charge (Load) Imposed on Purchases                  None
         Maximum Deferred Sales Charge (Load)                              None
         Maximum Sales Charge (Load)
         Imposed on Reinvested Dividends
           or Other Distributions                                          None
         Redemption Fee                                                    None
         Exchange Fee                                                      None
         Maximum Account Fee                                               None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


         Management Fee                                                   .30%
         Distribution and Service (12b-1) Fees(1)                         .10
         Other Expenses                                                  1.27
                                                                        ------
         Gross Expenses                                                  1.67
         Less Contractual Management Fee Reimbursement                  (1.02)
                                                                        ------
         Total Annual Fund Operating Expenses after Reimbursement(2)      .65%
                                                                        ======


-------------------

(1) The stated fee includes .02% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.
(2) The Advisor has contractually agreed to reimburse the fund for all expenses in excess of .65% of average daily net assets on an annual basis until December 31, 2002.


EXAMPLE
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


          1 YEAR        3 YEARS        5 YEARS       10 YEARS
          ------        -------        -------       --------
            $66           $427           $811         $1,891
            ===           ====           ====         ======


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $663 billion under management as of November 28, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.00% (after fee reimbursement) of the average daily net asset value of the fund. The annual management fee before the reimbursement is .30% of the average daily net asset value of the fund.

Ms. Deborah B. Vargo, Principal, is the lead portfolio manager primarily responsible for investment decisions regarding the fund. Ms. Vargo has been with the firm since 1984. She is responsible for trading and investment strategies pertaining to the tax-exempt municipal bond market and has been dedicated to this asset class for over 16 years. At SSgA, she has managed corporate cash, tax-exempt common trust funds and a large public utility account. Ms. Vargo's work with the utility relationship resulted in her garnering the Chairman's Award for Excellence. She holds a BS in Finance from Boston University. There are five other portfolio managers who assist in managing the fund.

                        ADDITIONAL INFORMATION ABOUT THE
                          FUND'S OBJECTIVES, INVESTMENT
                              STRATEGIES AND RISKS

The investment objective of the fund may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

INVESTMENT PROCESS OF THE FUND. The Advisor's investment process is a top-down, bottom up discipline, which is also comprised of the following components: evaluation, construction and implementation. Each component stage is designed to add value to the investment process and result in favorable return over a benchmark index or peer group competition. The Advisor sets, and continually evaluates and adjusts, duration for the fund based upon expectations about the direction of interest rates and other economic factors. In the construction phase, the Advisor builds the portfolio based on the conclusions reached in the evaluation phase. The Advisor researches bond issuers to find attractive credit characteristics. The Advisor then determines the relative value in the market at any point in time. The Advisor purchases only those securities which have been deemed creditworthy. In the implementation phase, the Advisor conducts analyses of historical versus current sector spread relationships to uncover trends and trading opportunities between sectors, regions and individual issuers. This allows the Advisor to create an ideal mix of sectors and securities for the fund.

The fund will invest at least 80% of its net assets in tax-exempt securities under normal market conditions. The fund invests in municipal bonds that, depending on their maturity and quality, provide varying amounts of tax-exempt income. The fund is therefore subject to certain risks. The performance objective of the Municipal Bond Fund is to generate competitive current income and outperform its chosen benchmark or peer group representation before expenses.

MUNICIPAL SECURITIES. The fund may purchase municipal securities issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users, and the user, rather than the municipality, assumes the credit risk. A municipal bond, like a bond issued by a corporation or the US government, obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Advisor reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

Municipal obligations involve possible risks, including being affected by economic, business and political developments and being subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors. Future laws may be effected extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will re-evaluate the fund's investment objective and may submit possible changes in the structure of the fund to its shareholders if shareholder approval is required.

Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets. However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.

QUALITY OF SECURITIES. The Fund will invest at least 80% of the value of its net assets in municipal obligations which, in the case of bonds, are rated no lower than A by Moody's, Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). The fund may invest up to 20% of the value of its net assets in municipal obligations which, in the case of bonds, are rated Baa by Moody's or BBB by S&P; however, of this amount, the fund would limit to 5% its investment in Municipal Obligations which are rated lower than the top four credit categories by the Rating Agencies and as low as the lowest rating assigned by the Rating Agencies. The fund also may invest in securities which, while not rated, are determined by the Advisor to be of comparable quality to the rated securities in which the fund may invest; for purposes of the 80% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined. The fund may invest in unrated securities if the underlying rating is deemed appropriate and/or the issuer does not choose to apply for a rating. This can occur in a pre-refunding situation or when an issuer has temporary, short-term needs. Subsequent to its purchase by the fund, an issue of rated municipal obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require the sale of such municipal obligations by the fund, but the Advisor will consider such event in determining whether the fund should continue to hold the municipal obligations.

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) the bond issuer will default, or fail to meets is payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four ratings categories are considered "investment grade." These types of bonds will comprise up to 95% of the fund's portfolio under normal market conditions. The fund may invest up to 5% of its assets in debt securities rated less than BBB- by S&P or Baa by Moody's, or in unrated securities judged by the Advisor to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks than investment-grade bonds, in that they are especially subject to adverse changes in general economic conditions and, in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates.

US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency (see "Ratings of Municipal Obligations," below); obligations of the US Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of US domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. For more information, please see the sections in this prospectus called "Dividends and Distributions" and "Taxes." Under normal market conditions, the fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. When investing for defensive purposes, the fund may not achieve its investment objective.

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable rate securities which are instruments issued or guaranteed by entities such as municipalities and other issuers of municipal securities. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

Variable and floating rate securities are subject to interest rate risk, the risk that when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities. They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal.

The fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the fund will meet the quality criteria established for the purchase of municipal obligations.


CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.


                            SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.


MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is

4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

The SSgA Funds reserve the right to reject any purchase order.


MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

         REGULAR MAIL:     REGISTERED, EXPRESS OR CERTIFIED MAIL:
         -------------     --------------------------------------
     SSgA Funds                    SSgA Funds
   P.O. Box 8317                 66 Brooks Drive
Boston, MA 02266-8317          Braintree, MA 02184


All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.  Instructing the wiring bank to wire federal funds to:

    State Street Bank and Trust Company
    225 Franklin Street, Boston, MA 02110
    ABA #0110-0002-8
    DDA #9904-631-0
    SSgA (Name of Fund) Fund(s)
    Account Number and Registration
    Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.


AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


IN-KIND PURCHASE OF SECURITIES. The fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2. They must have a readily ascertainable market value;

3. They must be liquid;

4. They must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.

REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Ordinarily, proceeds of redemption requests received before the close of the New York Stock Exchange on any business day are sent out the next business day. Unless otherwise specified, payments of redemption proceeds will be mailed to your address of record. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received and will not be entitled to that day's dividend.

If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received via any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.


REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wired transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1. Your address of record has changed within the past 60 days;

2. You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1. A broker or securities dealer, registered with a domestic stock exchange;

2. A federal savings, cooperative or other type of bank;

3. A savings and loan or other thrift institution;

4. A credit union; or

5. A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

         SELLER                  REQUIREMENTS FOR WRITTEN REQUESTS
         ------                  ---------------------------------
Owner of individual,          -  Letter of instruction, signed
joint, sole                      by all persons authorized to
proprietorship, UGMA/            sign for the account stating
UTMA (custodial                  general titles/capacity, exactly
accounts for minors)             as the account is registered;
or general partner               and
accounts                      -  Signature guarantee, if
                                 applicable (see above).

Owners of corporate or        -  Letter of instruction signed
association accounts             by authorized person(s),
                                 stating capacity as indicated
                                 by the corporate resolution;
                              -  Corporate resolution, certified
                                 within the past 90 days; and
                              -  Signature guarantee, if
                                 applicable (see above).

Owners or trustees of         -  Letter of instruction, signed
trust accounts                   by all trustees;
                              -  If the trustees are not named
                                 in the registration, please
                                 provide a copy of the trust
                                 document certified within the
                                 past 60 days; and
                              -  Signature guarantee, if
                                 applicable (see above).

Joint tenancy                 -  Letter of instruction signed
shareholders whose               by surviving tenant(s);
co-tenants are                -  Certified copy of the death
deceased                         certificate; and
                              -  Signature guarantee, if
                                 applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption, or postpone the date of payment for more than seven days, if emergency conditions should exist, as specified in the 1940 Act or as determined by the Securities and Exchange Commission.

EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

DISTRIBUTION SERVICES AND SHAREHOLDER
SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.


THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized various financial intermediates, such as banks, broker-dealers, investment advisors or others, to accept purchase, redemption and exchange orders on the Funds' behalf, and may perform other shareholder services. Such orders are deemed accepted by a fund when they are accepted by the financial intermediary. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES


The fund determines the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of fund shares is computed by dividing the current value of the fund's assets, less liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

Ordinarily, the fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the fund will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Because foreign securities sometimes trade on days when fund shares are not priced, the value of a fund's portfolio that includes such securities may change on days when fund shares cannot be purchased or redeemed. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.


DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund quarterly from net investment income. Distributions will be made at least annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

Distributions will be sent to a pre-designated bank by the ACH by the payable date, if the Cash Option is selected. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

Because the yields on municipal bond funds and other tax-exempt funds are usually lower than those on taxable bond funds, you may not always benefit from a tax-exempt investment. Some taxable investments may serve you better. To determine which is more suitable, determine the tax-exempt fund's taxable equivalent yield. You do this by dividing the fund's tax-exempt yield by the total of 100% minus your tax bracket. For example, if you are in the 28% federal tax bracket, and you can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 6.94% (5.0% divided by 72% [100% minus 28%]). In this example, you would choose the tax-exempt fund if its taxable equivalent yield of 6.94% were greater than the yield of a similar, though taxable investment.

The fund intends to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, the fund will not be subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to its shareholders. The Board intends to distribute each year substantially all of the fund's net investment income and net capital gain.

Distributions by the fund that are designated as "exempt-interest dividends" generally may be excluded from the shareholder's gross income. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the alternative minimum tax, a special tax system that ensures that individuals pay at least some federal taxes. Although alternative minimum tax bond income is exempt from regular federal income tax, a very limited number of taxpayers who have many tax deductions may have to pay alternative minimum tax on the income from bonds considered tax-preference items. The fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a legally determined portion of the fund's dividends as a tax preference item in determining their federal tax.

Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years (or since inception if a fund has been offered for less than 5 years). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

                                                        FISCAL PERIOD ENDED AUGUST 31,
                                                        ------------------------------
                                                           2001               2000++
                                                        ----------          ----------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    10.31          $    10.00
                                                        ----------          ----------
INCOME FROM OPERATIONS:
  Net investment income(1)                                     .41                 .11
  Net realized and unrealized gain (loss)                      .49                 .20
                                                        ----------          ----------
    Total Income From Operations                               .90                 .31
                                                        ----------          ----------
DISTRIBUTIONS:
  Dividends from net investment income                        (.47)                 --
  Dividends from net realized gain                            (.06)                 --
                                                        ----------          ----------
    Total Distributions                                       (.53)                 --
                                                        ----------          ----------
NET ASSET VALUE, END OF PERIOD                          $    10.68          $    10.31
                                                        ==========          ==========
TOTAL RETURN (%)(2)                                           9.06                3.10
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000 omitted)                  14,110              10,641
  Ratios to average net assets (%)(3)
    Operating expenses, net(4)                                 .65                 .65
    Operating expenses, gross(4)                              1.67                1.68
    Net investment income                                     3.87                4.21
  Portfolio turnover (%)                                    135.85              212.18

----------------
++  For the period June 1, 2000 (commencement of operations) to August 31, 2000.
(1) Average month-end shares outstanding were used for this calculation.
(2) The ratios for the period ended August 31, 2000 is not annualized.
(3) The ratios for the period ended August 31, 2000 are annualized.
(4) See Note 4 of the Annual Report for current period amounts.

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                     ADDITIONAL INFORMATION ABOUT THE FUND


A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.

SSgA Funds' Investment Company Act File No. 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                                 IAM SHARES FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The SSgA IAM SHARES Fund seeks to achieve its investment objective of maximizing the fund's total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions or have not been identified as having non-union sentiment (IAM companies).


                       PROSPECTUS DATED DECEMBER 28, 2001

                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                               3
  INVESTMENT OBJECTIVE                                                  3
  PRINCIPAL INVESTMENT STRATEGIES                                       3
  PRINCIPAL RISKS OF INVESTING IN THE FUND                              3
  RISK AND RETURN                                                       4
FEES AND EXPENSES OF THE FUND                                           5
MANAGEMENT OF THE FUND                                                  6
ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES,
  INVESTMENT STRATEGIES AND RISKS                                       6
SHAREHOLDER INFORMATION                                                 7
  PURCHASE OF FUND SHARES                                               7
  REDEMPTION OF FUND SHARES                                             8
  EXCHANGES                                                            10
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS         11
  PRICING OF FUND SHARES                                               11
  DIVIDENDS AND DISTRIBUTIONS                                          11
  TAXES                                                                12
FINANCIAL HIGHLIGHTS                                                   13
ADDITIONAL INFORMATION ABOUT THE FUND                              BACK COVER

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The fund's investment objective is to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor or have not been identified as having non-union sentiment (IAM companies).

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed by the fund's trustees without shareholder approval as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The purpose of the IAM SHARES Fund is to provide an investment vehicle where the majority of holdings are securities of IAM companies. IAM companies are defined as companies that either (1) have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (Category I Shares) or (2) are listed in the S&P 500 Index, and have not been identified by the International Association of Machinists and Aerospace Workers or affiliated labor unions as having non-union sentiment (Category II Shares). Under normal market conditions, the fund will invest at least 80% of its total assets in equity securities of IAM companies. Shareholders would receive 60 days' notice prior to changing the 80% policy. As of the fiscal year-end of the fund, August 31, 2001, there was a universe of 360 publicly traded IAM affiliated companies as provided by the IAM. Based on the current model environment, nearly half of the 360 IAM-represented companies comprised the August 31, 2001 investments in the fund. The weighted average capitalization of the fund was $100.9 billion. Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment.

The fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM companies are diverse both geographically and by industry. The portfolio manager will rebalance the fund frequently in order to maintain its relative exposure to IAM companies, as well as to account for any changes to the universe of IAM companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index, therefore, the fund's returns will likely vary from the Index's returns.

The fund may invest the remaining 20% of its assets in securities contained in the S&P 500 Index; these securities are chosen by a multifactor model which seeks to outperform the S&P 500 Index. In the 20% portion, the manager screens out securities of certain companies identified by the International Association of Machinists and Aerospace Workers Union as having non-union sentiment.

Proxies for the fund's underlying securities are voted in accordance with AFL/CIO guidelines.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the fund are those risks generally associated with investing in common stocks, including the possibility that the fund will fluctuate in value significantly over time.

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INITIAL PUBLIC OFFERINGS (IPOs). Performance of a fund may be impacted by a fund's holdings of IPOs. Because an IPO is an equity security that is new to the public market, the value of IPOs can fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. There is no guarantee that a fund will continue to participate in the IPO market, and, due to their volatility, IPOs can have a positive or negative impact on performance.

The fund will only invest in IPOs of IAM companies.

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

MANAGEMENT STRATEGY RISK. The risk that a strategy used by the Advisor may fail to produce the intended results. The fund is not managed according to traditional methods of active investment management which involves the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, as a result of this passive investment approach, some of the investment decisions are based on solely a multifactor model and not on intrinsic investment merit. This strategy may not be successful.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

EQUITY SECURITIES. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions.

SECURITIES OF LARGE CAPITALIZATION COMPANIES. The fund's emphasis on large-cap stocks makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

ANALYTICAL MODELS. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting undervalued stocks.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

RISK AND RETURN


The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.


[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

2000            -8.12%

Best Quarter-- December 31, 1999: 15.75%
Worst Quarter-- September 30, 1999: (7.20%)
Current Fiscal Quarter-- August 31, 2001: (9.51%)


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).


                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:


                                                1 YEAR           INCEPTION*
                                               --------          ----------
IAM SHARES Fund                                 (8.12%)             2.90%
S&P 500 Index                                   (9.11%)             2.47%


----------
*Annualized. This fund began operating on June 2, 1999.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


      SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
        Maximum Sales Charge (Load) Imposed on Purchases                   None
        Maximum Deferred Sales Charge (Load)                               None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends
         or Other Distributions                                            None
        Redemption Fee                                                     None
        Exchange Fee                                                       None
        Maximum Account Fee                                                None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


  Management Fee                                                .25%
  Distribution and Service (12b-1) Fees(1)                      .15
  Other Expenses                                                .19
                                                                ---
  Total Annual Fund Operating Expenses(2)                       .59%
                                                                ===


----------
(1) The stated fee includes .12% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

(2) The Advisor has contractually agreed to reimburse the IAM SHARES Fund for all expenses in excess of .65% of average daily net assets on an annual basis until December 31, 2002.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


        1 YEAR          3 YEARS         5 YEARS         10 YEARS
        ------          -------         -------         --------
         $60             $189            $329            $738
         ===             ====            ====            ====


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $663 billion under management as of November 28, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.


For these services, the fund pays the Advisor an advisory fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund.

Mr.Michael J. Feehily, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. Mr. Feehily is the head of the US Equity Team within the Global Structured Products Group. He is responsible for overseeing the management of all US equity index funds for SSgA. Mr. Feehily also serves as portfolio manager for the firm's Russell 1000 Value and Growth ERISA Funds, and the S&P Midcap 400 ERISA Fund, in addition to several other commingled and separately managed products. He joined SSgA in 1997, initially working in the Performance and Analytics group. Prior to that, he was part of the Global Operations department of State Street Corporation, where he helped to develop Private Edge, a proprietary application used to analyze venture capital, real estate, and other private investments. Mr. Feehily has been working in the investment management field since 1994. He holds a BS in Finance, Investments and Economics from Babson College and an MBA in Finance from Bentley College. There are four other portfolio managers who assist in managing the fund.

                       ADDITIONAL INFORMATION ABOUT THE
                        FUND'S OBJECTIVES, INVESTMENT
                             STRATEGIES AND RISKS

The investment objective of the fund may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Stock index futures may be used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets

(if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

AMERICAN DEPOSITORY RECEIPTS (ADRS). The common stocks the fund may invest in include American Depository Receipts (ADRs). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers, such as less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investment in such securities. For purposes of the fund's investment policies, the fund's investment in ADRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

The ADRs chosen for investment by the fund will either have collective bargaining agreements with the IAM or affiliated unions or will be constituents of the S&P 500 Index.

CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.


                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. You may invest in the fund with an initial investment of $100 provided a $50 automatic monthly investment is established. An investment in the account (other than IRA accounts or active automatic monthly investment accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.SSgAfunds.com.

The SSgA Funds reserve the right to reject any purchase order.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

        REGULAR MAIL:                   REGISTERED, EXPRESS OR CERTIFIED MAIL:
        ------------                    --------------------------------------
     SSgA Funds                                  SSgA Fund
   P.O. Box 8317                              66 Brooks Drive
Boston, MA 02266-8317                       Braintree, MA 02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.   Instructing the wiring bank to wire federal funds to:

     State Street Bank and Trust Company
     225 Franklin Street, Boston, MA 02110
     ABA #0110-0002-8
     DDA #9904-631-0
     SSgA (Name of Fund) Fund(s)
     Account Number and Registration
     Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.




IN-KIND PURCHASE OF SECURITIES. The fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2. They must have a readily ascertainable market value;

3. They must be liquid;

4. They must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.


Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within 3 business days following the date of the exchange.


The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.


REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Ordinarily, proceeds of redemption requests received before the close of the New York Stock Exchange on any business day are sent out the next business day. Unless otherwise specified, payments of redemption proceeds will be mailed to your address of record. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m.

Eastern time) in order to be effective on the date received and will not be entitled to that day's dividend.

If you purchased fund shares by check or an automatic investment program
(AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received via any electronic means only if they act with willful misfeasance, bad faith or gross negligence.


DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.


REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wired transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.


REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1. Your address of record has changed within the past 60 days;

2. You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1. A broker or securities dealer, registered with a domestic stock exchange;

2. A federal savings, cooperative or other type of bank;

3. A savings and loan or other thrift institution;

4. A credit union; or

5. A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

       SELLER                 REQUIREMENTS FOR WRITTEN REQUESTS
       ------                 -----------------------------------
Owner of individual,          - Letter of instruction, signed
joint, sole                     by all persons authorized to
proprietorship, UGMA/           sign for the account stating
UTMA (custodial                 general titles/capacity, exactly
accounts for minors)            as the account is registered;
or general partner              and
accounts                      - Signature guarantee, if
                                applicable (see above).

Owners of corporate or        - Letter of instruction signed
association accounts            by authorized person(s),
                                stating capacity as indicated
                                by the corporate resolution;
                              - Corporate resolution, certified
                                within the past 90 days; and
                              - Signature guarantee, if
                                applicable (see above).

Owners or trustees of         - Letter of instruction, signed
trust accounts                  by all trustees;
                              - If the trustees are not named
                                in the registration, please
                                provide a copy of the trust
                                document certified within the
                                past 60 days; and
                              - Signature guarantee, if
                                applicable (see above).

Joint tenancy                 - Letter of instruction signed
shareholders whose              by surviving tenant(s);
co-tenants are                - Certified copy of the death
deceased                        certificate; and
                              - Signature guarantee, if
                                applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption, or postpone the date of payment for more than seven days, if emergency conditions should exist, as specified in the 1940 Act or as determined by the Securities and Exchange Commission.

EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

DISTRIBUTION SERVICES AND SHAREHOLDER
SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized various financial intermediates, such as banks, broker-dealers, investment advisors or others, to accept purchase, redemption and exchange orders on the Funds' behalf, and may perform other shareholder services. Such orders are deemed accepted by a fund when they are accepted by the financial intermediary. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES

The fund determines the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of fund shares is computed by dividing the current value of the fund's assets, less liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

Ordinarily, the fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the fund will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Because foreign securities sometimes trade on days when fund shares are not priced, the value of a fund's portfolio that includes such securities may change on days when fund shares cannot be purchased or redeemed. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund quarterly from net investment income. Distributions will be made at least annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years (or since inception if a fund has been offered for less than 5 years). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

                                               FISCAL YEARS ENDED AUGUST 31,
                                           ------------------------------------
                                              2001         2000         1999++
                                           ---------    ---------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD       $   11.55    $   10.14     $   10.00
                                           ---------    ---------     ---------
INCOME FROM OPERATIONS:
  Net investment income(1)                       .08          .09           .02
  Net realized and unrealized gain (loss)      (2.67)        1.42           .12
                                           ---------    ---------     ---------
    Total Income From Operations               (2.59)        1.51           .14
                                           ---------    ---------     ---------
DISTRIBUTIONS:
  Dividends from net investment income          (.09)       (.08)            --
                                           ---------    ---------     ---------
  Dividends from net realized gain              (.02)       (.02)            --
                                           ---------    ---------     ---------
    Total Distributions                         (.11)       (.10)            --
                                           ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD             $    8.85    $   11.55     $   10.14
                                           =========    =========     =========
TOTAL RETURN (%)(2)                           (22.56)       14.94          1.40
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)  176,598      133,690         60,316
   Ratios to average net assets (%)(3):
     Operating expenses, net(4)                  .58          .55           .65
     Operating expenses, gross(4)                .59          .55           .67
     Net investment income                       .79          .79           .72
   Portfolio turnover (%)(5)                    4.23         5.34            --

---------
++  For the period June 2, 1999 (commencement of operations) to August 31, 1999.
(1) Average month-end shares were used for this calculation.
(2) Periods less than one year are not annualized.
(3) The ratios for the period ended August 31, 1999 are annualized.
(4) See Note 4 of the Annual Report for current period amounts.
(5) The rate for the period ended August 31, 1999 is not meaningful due to the fund's short period of operation.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                     ADDITIONAL INFORMATION ABOUT THE FUND


A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:


                         Russell Fund Distributors, Inc.
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.

SSgA Funds' Investment Company Act File No. 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                              EMERGING MARKETS FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

                       PROSPECTUS DATED DECEMBER 28, 2001

                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                              3
   INVESTMENT OBJECTIVE                                                3
   PRINCIPAL INVESTMENT STRATEGIES                                     3
   PRINCIPAL RISKS OF INVESTING IN THE FUND                            3
   RISK AND RETURN                                                     4
FEES AND EXPENSES OF THE FUND                                          5
MANAGEMENT OF THE FUND                                                 6
ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES,
   INVESTMENT STRATEGIES AND RISKS                                     6
SHAREHOLDER INFORMATION                                                8
   PURCHASE OF FUND SHARES                                             8
   REDEMPTION OF FUND SHARES                                           9
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENT        11
   EXCHANGES                                                          11
   PRICING OF FUND SHARES                                             12
   DIVIDENDS AND DISTRIBUTIONS                                        12
   TAXES                                                              13
FINANCIAL HIGHLIGHTS                                                  14
ADDITIONAL INFORMATION ABOUT THE FUND                              BACK COVER

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The fund's investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund will invest primarily in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the fund invests will be expanded over time as the stock markets in other countries evolve. Typically 85% of the fund's assets will be invested in equity, and equity-like, securities concentrated in emerging market countries, but in no event less than 80%. Shareholders would receive 60 days' notice prior to changing the 80% policy. A stock market is classified as "emerging" if it meets at least one of the two general criteria: (i) it is located in a low or middle income economy as defined by the World Bank, and/or (ii) its investable market capitalization is low relative to its most recent GNP figures. A low or middle income is any country with a GNP per capita less than $9,266. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if it exceeds this amount. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered. Risks of emerging markets are discussed in the Principal Risks section.

The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These foreign government pooled vehicles are also subject to risks. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital Index Emerging Market Free (MSCI EMF) countries. As the S&P/IFCI and MSCI EMF introduce new emerging market countries, the fund will expand to gain exposure to those countries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EMERGING MARKET COUNTRIES. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which have less stability than those of more developed countries. Emerging market securities are subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures.

INTERNATIONAL SECURITIES. A fund's return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Foreign markets, economies and political systems may be less stable than US markets, and changes in exchange rates of foreign currencies can affect the value of a fund's foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the US and there may be less public information available about foreign companies.

SECURITIES OF LARGE CAPITALIZATION COMPANIES. The fund's emphasis on large-cap stocks makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

FOREIGN CURRENCY AND EXCHANGE RATE RISK. The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms. Price spread on currency exchange (to cover service charges) may be incurred, particularly when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country.

Because a fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

EQUITY SECURITIES. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions. With respect to equity securities purchased by the Emerging Markets Fund certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These foreign government pooled vehicles are also subject to risks. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in international and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

ANALYTICAL MODELS. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting undervalued stocks.

INITIAL PUBLIC OFFERINGS (IPOS). Performance of a fund may be impacted by a fund's holdings of IPOs. Because an IPO is an equity security that is new to the public market, the value of IPOs can fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. There is no guarantee that a fund will continue to participate in the IPO market, and, due to their volatility, IPOs can have a positive or negative impact on performance.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.

[CHART OF ANNUAL TOTAL RETURNS - EMERGING MARKETS]

ANNUAL TOTAL RETURNS - EMERGING MARKETS

1995            -7.89%
1996            14.88%
1997            -8.81%
1998           -15.94%
1999            64.83%
2000           -29.97%

Best Quarter -- December 31, 1999: 26.03%
Worst Quarter -- December 31, 1997: (21.41%)
Current Fiscal Quarter -- August 31, 2001: (9.87%)

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:

                                1 YEAR   5 YEARS*  INCEPTION*
                                ------   --------  ----------
Emerging Markets Fund           (29.97%)   0.33%     0.23%
MSCI Emerging Market
 Free Index**                   (30.61)   (4.17)    (4.89)
S&P/IFC Investable
 Composite Index                (31.76%)  (3.67%)   (5.46%)


*  Annualized. The fund began operating on March 1, 1994.

** The Advisor changed its primary benchmark to the MSCI EMF Index because it more closely reflects the fund's holdings. The MSCI EMF Index currently consists of two benchmarks, one of which is referred to as "Provisional." The MSCI Provisional Index adopts certain changes to securities weights as MSCI transitions the MSCI EMF Index. On June 1, 2002, the MSCI EMF Index will transition completely and the Advisor will use the merged MSCI EMF Index from that date forward.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

        SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
          Maximum Sales Charge (Load) Imposed on Purchases                  None
          Maximum Deferred Sales Charge (Load)                              None
          Maximum Sales Charge (Load) Imposed on Reinvested Dividends
           or Other Distributions                                           None
          Redemption Fee*                                                    2%
          Exchange Fee                                                      None
          Maximum Account Fee                                               None

----------
* Redemptions (including exchanges) of shares of the Emerging Markets Fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

   Management Fee(1)                                                     .75%
   Distribution and Service (12b-1) Fees(2)                              .24
   Other Expenses                                                        .48
                                                                        -----
   Gross Expenses                                                       1.47
                                                                        -----
   Less Contractual Management Fee Reimbursement                        (.22)
                                                                        -----
   Total Net Annual Fund Operating Expenses(1)                          1.25%
                                                                        =====

----------
(1) The Advisor has contractually agreed to reimburse the Emerging Markets Fund for all expenses in excess of 1.25% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .53%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement.
(2) The stated fee includes .17% for 12b-1 Distribution and .07% for 12b-1 Shareholder Servicing Fees.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE 2% REDEMPTION FEE DOES NOT APPLY IN THE EXAMPLE. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

                1 YEAR          3 YEARS         5 YEARS         10 YEARS
                ------          -------         -------         --------
                $  127          $   433         $   782         $  1,739
                ======          =======         =======         ========

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.

The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $663 billion under management as of November 28, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.53% (after fee reimbursement) of the average daily net asset value of the fund.

Mr. Brad Aham, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. He joined the firm in 1993. Mr. Aham has worked with the Active Emerging Markets product since its inception, and he manages several institutional funds. In addition to managing portfolios, he performs quantitative and qualitative research for SSgA. Mr. Aham holds an MBA from Boston University and BA degrees in Mathematics and Economics from Brandeis University. He is a member of AIMR, the Boston Securities Analyst Society, the Global Association of Risk Professionals, and is a Certified Financial Risk Manager. There are three other portfolio managers who assist in managing the fund.

                        ADDITIONAL INFORMATION ABOUT THE
                          FUND'S OBJECTIVES, INVESTMENT
                              STRATEGIES AND RISKS

The investment objective of the fund may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

FOREIGN GOVERNMENT SECURITIES. Foreign government securities which the fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The fund will not invest a material percentage of its assets in sovereign debt. Since these are obligations of sovereign governments, they are particularly subject to a risk of default from political instability.

EQUITY SWAPS. The fund intends to use equity swaps to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Stock index futures may be used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made.
The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

NON-US DEBT SECURITIES. A fund's foreign debt securities are typically obligations of sovereign governments. These securities are particularly subject to a risk of default from political instability and fluctuations in exchange rates. Significant emerging market debt is considered non-investment grade.

FIXED-INCOME SECURITIES RISK. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

SECURITIES OF SMALL CAP COMPANIES. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile which could increase the volatility of the fund's portfolio.

HIGH RISK, HIGH YIELD BONDS. The fund may invest in debt securities rated less than BBB- by S&P or Baa3 by Moody's, or in unrated securities judged by the Advisor to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks than investment grade bonds, in that they are especially subject to adverse changes in general economic conditions and, in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. Debt rated BB, B, CCC, CC and C by S&P, and debt rated Ba, B, Caa, Ca and C by Moody's, is regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and D the highest. For Moody's, Ba indicates the lowest degree of speculation and C the highest. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Lower rated debt securities are especially subject to risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Although lower-rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks. They are especially subject to:

- Adverse changes in general economic conditions and in the industries in which their issuers are engaged;

- Changes in the financial condition of their issuers; and

- Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are morelikely than other issuers to miss principal and interest payments or to default.

INSTRUMENTS OF US AND FOREIGN BANKS AND BRANCHES AND FOREIGN CORPORATIONS, INCLUDING YANKEE BONDS. Non-US corporations and banks issuing dollar denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a non-US corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.


CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

The SSgA Funds reserve the right to reject any purchase order.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

     REGULAR MAIL:          REGISTERED, EXPRESS OR CERTIFIED MAIL:
     -------------          --------------------------------------
      SSgA Funds                         SSgA Funds
     P.O. Box 8317                     66 Brooks Drive
Boston, MA 02266-8317               Braintree, MA 02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2. Instructing the wiring bank to wire federal funds to:

   State Street Bank and Trust Company
   225 Franklin Street, Boston, MA 02110
   ABA #0110-0002-8
   DDA #9904-631-0
   SSgA (Name of Fund) Fund(s)
   Account Number and Registration
   Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


IN-KIND PURCHASE OF SECURITIES. The fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2. They must have a readily ascertainable market value;

3. They must be liquid;

4. They must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.


REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Ordinarily, proceeds of redemption requests received before the close of the New York Stock Exchange on any business day are sent out the next business day. Unless otherwise specified, payments of redemption proceeds will be mailed to your address of record. Redemption requests must be received prior to the close of the New
York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received and will not be entitled to that day's dividend.


If you purchased fund shares by check or an automatic investment program
(AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

REDEMPTION FEE. Redemptions (including exchanges) of shares of the Emerging Markets Fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received via any electronic means only if they act with willful misfeasance, bad faith or gross negligence.


DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.


REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wired transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.


REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing."


REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1. Your address of record has changed within the past 60 days;

2. You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1. A broker or securities dealer, registered with a domestic stock exchange;

2. A federal savings, cooperative or other type of bank;

3. A savings and loan or other thrift institution;

4. A credit union; or

5. A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

       SELLER                      REQUIREMENTS FOR WRITTEN REQUESTS
       ------                      ---------------------------------
Owner of individual,             - Letter of instruction, signed
joint, sole                        by all persons authorized to
proprietorship, UGMA/              sign for the account stating
UTMA (custodial                    general titles/capacity, exactly
accounts for minors)               as the account is registered;
or general partner                 and
accounts                         - Signature guarantee, if
                                   applicable (see above).

Owners of corporate or           - Letter of instruction signed
association accounts               by authorized person(s),
                                   stating capacity as indicated
                                   by the corporate resolution;
                                 - Corporate resolution, certified
                                   within the past 90 days; and
                                 - Signature guarantee, if
                                   applicable (see above).

Owners or trustees of            - Letter of instruction, signed
trust accounts                     by all trustees;
                                 - If the trustees are not named in
                                   the registration, please provide
                                   a copy of the trust document certified
                                   within the past 60 days; and
                                 - Signature guarantee, if
                                   applicable (see above).

Joint tenancy                    - Letter of instruction signed
shareholders whose                 by surviving tenant(s);
co-tenants are                   - Certified copy of the death
deceased                           certificate; and
                                 - Signature guarantee, if
                                   applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption, or postpone the date of payment for more than seven days, if emergency conditions should exist, as specified in the 1940 Act or as determined by the Securities and Exchange Commission.

EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

DISTRIBUTION SERVICES AND SHAREHOLDER
SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized various financial intermediates, such as banks, broker-dealers, investment advisors or others, to accept purchase, redemption and exchange orders on the Funds' behalf, and may perform other shareholder services. Such orders are deemed accepted by a fund when they are accepted by the financial intermediary. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES

The fund determines the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of fund shares is computed by dividing the current value of the fund's assets, less liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

Ordinarily, the fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the fund will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Because foreign securities sometimes trade on days when fund shares are not priced, the value of a fund's portfolio that includes such securities may change on days when fund shares cannot be purchased or redeemed. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund annually from net investment income. The Board of Trustees intends to declare distributions annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the fund in advance since the amount of the assets to be invested within various countries is not known.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

If more than 50% in value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the fund. The fund may be subject to certain holding requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made, you would include in your gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that the fund will qualify to make the Foreign Election; however, the fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

                                                              FISCAL YEARS ENDED AUGUST 31,
                                                   ----------------------------------------------------
                                                     2001       2000       1999       1998       1997
                                                   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD               $  11.37   $  10.47   $   6.52   $  12.33   $  10.87
                                                   --------   --------   --------   --------   --------
INCOME FROM OPERATIONS:
  Net investment income(1)                              .14        .09        .15        .18        .12
  Net realized and unrealized gain (loss)             (3.13)      1.04       4.07      (5.58)      1.51
                                                   --------   --------   --------   --------   --------
    Total Income From Operations                      (2.99)      1.13       4.22      (5.40)      1.63
                                                   --------   --------   --------   --------   --------
DISTRIBUTIONS:
  Dividends from net investment income                 (.07)      (.23)      (.27)      (.15)      (.11)
  Dividends from net realized gain on investment         --         --         --       (.26)      (.06)
                                                   --------   --------   --------   --------   --------
    Total Distributions                                (.07)      (.23)      (.27)      (.41)      (.17)
                                                   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD                     $   8.31   $  11.37   $  10.47   $   6.52   $  12.33
                                                   ========   ========   ========   ========   ========
TOTAL RETURN (%)                                     (26.39)     11.05      66.41     (45.36)     15.12
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000 omitted)          334,217    395,926    335,655    206,370    252,708
  Ratios to average net assets (%):
    Operating expenses, net(2)                         1.25       1.25       1.25       1.25       1.25
    Operating expenses, gross(2)                       1.47       1.38       1.34       1.38       1.51
    Net investment income                              1.48        .89       1.78       1.85       1.07
  Portfolio turnover (%)                              49.97      55.62      39.64      38.94      15.00

----------
(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) See Note 4 of the Annual Report for current period amounts.

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request.

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.

SSgA Funds' Investment Company Act File No. 811-5430

                                   SSgA FUNDS
                            One International Place
                          Boston, Massachusetts 02110
                                 1-800-997-7327
                               www.ssgafunds.com

                                 YIELD PLUS FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The Yield Plus Fund seeks high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.


                       PROSPECTUS DATED DECEMBER 28, 2001

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                      3
  INVESTMENT OBJECTIVE                                                         3
  PRINCIPAL INVESTMENT STRATEGIES                                              3
  PRINCIPAL RISKS OF INVESTING IN THE FUND                                     3
  RISK AND RETURN                                                              5
FEES AND EXPENSES OF THE FUND                                                  6
MANAGEMENT OF THE FUND                                                         7
ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES,
  INVESTMENT STRATEGIES AND RISKS                                              7
SHAREHOLDER INFORMATION                                                       11
  PURCHASE OF FUND SHARES                                                     11
  REDEMPTION OF FUND SHARES                                                   12
  EXCHANGES                                                                   14
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                14
  PRICING OF FUND SHARES                                                      14
  DIVIDENDS AND DISTRIBUTIONS                                                 15
  TAXES                                                                       15
FINANCIAL HIGHLIGHTS                                                          17
ADDITIONAL INFORMATION ABOUT THE FUND                                     BACK COVER

                              INVESTMENT STRATEGIES
                               AND PRINCIPAL RISKS
INVESTMENT OBJECTIVE

The fund's investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed by the fund's trustees without shareholder approval as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

The fund is not a money market fund and the price of this fund may fluctuate.

PRINCIPAL INVESTMENT STRATEGIES

The fund attempts to meet its objective by investing primarily in high-quality, dollar denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The fund may also invest in derivative securities, including futures, options, swaps and other structured securities. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because the fund may invest in securities with higher levels of risk and different maturities.


The fund management team bases its decisions on the relative attractiveness of different sectors and issues which can vary depending on the general level of interest rates, market determined risk premiums, as well as supply and demand imbalances in the market. Risks associated with these investments are described in the Principal Risks section.


The Yield Plus Fund has obtained a credit quality rating of AA-f and a fund volatility rating of S1 from Standard & Poor's (S&P). The fund is rated AA-f based on the creditworthiness of its assets and sound management and practices. The AA-f rating indicates the fund's holdings and counterparties provide "very strong protection" against losses from credit defaults. A fund volatility rating of S1 indicates low sensitivity to changing market conditions. To obtain such rating the fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other, similar funds. These additional restrictions could affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P. If S&P changes or adds other requirements or criteria, the fund may be required to adopt additional strategies or policies to maintain this rating.



PRINCIPAL RISKS OF INVESTING IN THE FUND

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FIXED-INCOME SECURITIES RISK. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

VARIABLE AND FLOATING RATE SECURITIES RISK. Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities. They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

MORTGAGE-RELATED SECURITIES RISK. Mortgage-backed securities represent either direct or indirect participation in, or are collateralized by and payable from mortgage loans secured by real property. The investment characteristics of mortgages differ from those of traditional fixed-income securities. Payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. Mortgage-backed securities are subject to prepayment risk, call risk and extension risk.

ASSET-BACKED SECURITIES RISK. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

DERIVATIVES. There are certain investment risks in using derivatives, such as futures contracts, options on futures, swaps, and structured notes. If a fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a fund could lose money. Price movements of a futures contract, option or structured notes may not be identical to price movements of portfolio securities or a securities index, resulting in the risk that, when a fund buys the derivative as a hedge, the hedge may not be completely effective. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

DOLLAR-DENOMINATED INSTRUMENTS. Non-US corporations and banks issuing dollar-denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a non-US corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments. These instruments are also subject to credit/default risk. There is the risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

INTEREST RATE RISK. The risk that during periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield will tend to be higher.

PORTFOLIO TURNOVER. Because the fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase its income, the fund may be subject to a greater degree of portfolio turnover than might be expected from a fund which invests substantially all of its assets on a long-term basis. The portfolio turnover rate cannot be predicted, but it is anticipated that the fund's annual turnover rate generally will fall within the range of 100-300% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

CREDIT/DEFAULT RISK. The risk that an issuer of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating and generally, lower rated bonds have higher credit risks.

FOREIGN RISK. The risk that a foreign security, including dollar denominated foreign issues, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.

BANKING INDUSTRY RISK. The risk that if a fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the fund's investments more than if a fund's investments were not invested to such a degree in the banking industry. Normally, the fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

RISK AND RETURN

The following barchart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.


[CHART OF ANNUAL TOTAL RETURNS - YIELD PLUS FUND]

ANNUAL TOTAL RETURNS -YIELD PLUS FUND

1993            3.44%
1994            4.10%
1995            6.56%
1996            5.48%
1997            5.54%
1998            4.83%
1999            5.52%
2000            6.68%

Best Quarter -- December 31, 2000: 1.82%
Worst Quarter -- September 30, 1993: 0.71%
Current Fiscal Quarter -- August 31, 2001: 0.98%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).


                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:



                             1 YEAR        5 YEARS*    INCEPTION*
                             ------        --------    -----------
Yield Plus Fund               6.68%          5.61%        5.24%
J.P.Morgan 3-Month LIBOR**    6.56%          5.76%        5.34%



* Annualized. The fund began operating on November 9, 1992.
**Formerly known as LIBOR 90-day Index.


                                  30-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31,2000:

                                                      CURRENT
                                                      -------
Yield Plus Fund                                       6.33%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
       Maximum Sales Charge (Load) Imposed on Purchases                     None
       Maximum Deferred Sales Charge (Load)                                 None
       Maximum Sales Charge (Load) Imposed on Reinvested Dividends
         or Other Distributions                                             None
       Redemption Fee                                                       None
       Exchange Fee                                                         None
       Maximum Account Fee                                                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


  Management Fee                                                   .25%
  Distribution and Service (12b-1) Fees(1)                         .12
  Other Expenses                                                   .11
                                                                   ----
  Total Annual Fund Operating Expenses                             .48%
                                                                   ====


----------
(1) The stated fee includes .06% for 12b-1 Distribution and .06% for 12b-1 Shareholder Servicing Fees.

EXAMPLE
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


                        1 YEAR           3 YEARS      5 YEARS      10 YEARS
                        ------           -------      -------      --------
                         $49              $154         $269          $604
                         ===              ====         ====          ====

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $663 billion under management as of November 28, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund.

Ms. Maria Pino, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Yield Plus Fund. Ms. Pino joined State Street in May 1997. Prior to that, Ms. Pino managed non-ERISA assets in a short term (1 to 5 year) fixed income fund and a money market fund at Partners HealthCare System/Brigham and Women's Hospital since 1993. Prior to that, she managed fixed income assets for the Commonwealth of Massachusetts State Employees and Teachers Pension Fund. Ms. Pino has been working in the investment management field since 1981. Ms. Pino holds a BS in Accounting from Providence College, an MA in Economics from Northeastern University, and an MBA from Boston University. Ms. Pino is a member of the Association for Investment Management and Research and the Boston Security Analysts Society. There are 10 other portfolio managers who assist in managing the fund.

                        ADDITIONAL INFORMATION ABOUT THE
                          FUND'S OBJECTIVES, INVESTMENT
                              STRATEGIES AND RISKS

The investment objective of the fund may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal.

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

- Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

- Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

MORTGAGE-RELATED SECURITIES. The fund may invest in mortgage-related securities, including Government National Mortgage Association (GNMA) Certificates (Ginnie
Maes), Federal Home Loan Mortgage Corporation (FHLMC) Mortgage Participation Certificates (Freddie Macs), Federal National Mortgage Association (FNMA) Guaranteed Mortgage Certificates (Fannie Maes) and Commercial Mortgage-Backed Securities (CMBS). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders.

The fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgage Properties may also include residential investment properties and second homes.

- Prepayment Risk--The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from these which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to majority and market value. Conversely, if a fund purchased mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values.

- Call Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

- Extension Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a fund will also suffer from the inability to invest in higher yielding securities.

QUALITY OF SECURITIES. The fund limits its investments to bank instruments, mortgage-related securities, asset-backed securities, commercial paper, corporate notes and bonds and obligations of foreign governments and agencies and subdivisions of foreign governments and supranational organizations that, at the time of acquisition: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one nationally recognized statistical rating organization; or (2) if not rated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees. All securities may be either fixed income, zero coupon or variable- or floating-rate securities and may be denominated in US dollars or selected foreign currencies.

US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To invest cash for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

INTEREST RATE SWAPS, CREDIT SWAPS, AND INTEREST RATE CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. A fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate and credit swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those association with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values or interest rates, the investment performance of the fund would be less favorable than it would have been if these investment techniques were not used. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. A fund intends to use these transactions as a hedge and not as a speculative investment.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDS), EURODOLLAR TIME DEPOSITS (ETDS) AND YANKEE CERTIFICATES OF DEPOSIT (YCDS). ECDs are US dollar denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks. Foreign laws and accounting standards typically are not as strict a they are in the US and therefore there may be fewer restrictions regarding loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

SECTION 4(2) COMMERCIAL PAPER. The fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay. Section 4(2) paper will not be subject to the fund's 15% limitation on illiquid securities set forth below where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.


REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

PORTFOLIO DURATION. The fund will maintain a portfolio duration of one year or less. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity.


CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.


MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. Investors purchasing fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

Purchase orders in good form (described below) and payment received by the Transfer Agent: (1) prior to 12 noon Eastern time will receive the dividend declared on the date of the purchase; and (2) at or after 12 noon Eastern time and before the close of the New York Stock Exchange will not receive the dividend determined on the day of purchase.


ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.


The SSgA Funds reserve the right to reject any purchase order.


To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.




MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

         REGULAR MAIL:          REGISTERED, EXPRESS OR CERTIFIED MAIL:
         -------------          --------------------------------------
          SSgA Funds                         SSgA Funds
         P.O. Box 8317                     66 Brooks Drive
     Boston, MA 02266-8317                Braintree, MA 02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.




FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2. Instructing the wiring bank to wire federal funds to:

   State Street Bank and Trust Company
   225 Franklin Street, Boston, MA 02110
   ABA #0110-0002-8
   DDA #9904-631-0
   SSgA (Name of Fund) Fund(s)
   Account Number and Registration
   Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.


AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.



IN-KIND PURCHASE OF SECURITIES. The fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2. They must have a readily ascertainable market value;

3. They must be liquid;

4. They must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.




REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received.

A dividend will be paid on shares redeemed if the redemption request is received by the Transfer Agent at or after 12 noon Eastern time but befor the close of the New York Stock Exchange; redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend.

On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day. Unless otherwise specified, payments of redemption proceeds will be sent to your address of record.

Requests received prior to 12 noon Eastern time will receive the net asset value next determined after the receipt of the redemption order, and the proceeds ordinarily will be wired the same day, unless the request is for 100% of the account. Because Yield Plus has a fluctuating NAV, redemption requests for 100% of the account (if received prior to 12 noon Eastern time) will have 100% of the shares redeemed using that day's closing price, with 95% of the proceeds being wired the same day and the remaining 5% automatically wired the following business day. All requests received at or after 12 noon Eastern time but before the clse of the New York Stock Exchange will receive the net asset value next determined after the receipt of the redemption order, and the proceeds ordinarily will be wired the following business day.

If you purchased fund shares by check or an automatic investment program
(AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.



TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received via any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.


REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wired transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing."


REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1. Your address of record has changed within the past 60 days;

2. You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1. A broker or securities dealer, registered with a domestic stock exchange;

2. A federal savings, cooperative or other type of bank;

3. A savings and loan or other thrift institution;

4. A credit union; or

5. A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

        SELLER                    REQUIREMENTS FOR WRITTEN REQUESTS
        ------                    ---------------------------------
Owner of individual,              - Letter of instruction, signed
joint, sole proprietorship,         by all persons authorized to
UGMA/UTMA                           sign for the account stating
(custodial accounts                 general titles/capacity, exactly
for minors) or general              as the account is registered;
partner accounts                    and
                                  - Signature guarantee, if applicable (see
                                    above).

Owners of corporate or            - Letter of instruction signed
association accounts                by authorized person(s),
                                    stating capacity as indicated by the
                                    corporate
                                    resolution;
                                  - Corporate resolution, certified
                                    within the past 90 days; and
                                  - Signature guarantee, if applicable
                                    (see above).

Owners or trustees of             - Letter of instruction, signed
trust accounts                      by all trustees;
                                  - If the trustees are not named in the
                                    registration, please provide a copy of the trust document certified within the past 60 days; and
                                  - Signature guarantee, if applicable (see
                                    above).

Joint tenancy                     - Letter of instruction signed
shareholders whose                  by surviving tenant(s);
co-tenants are                    - Certified copy of the death
deceased                            certificate; and
                                  - Signature guarantee, if applicable (see
                                    above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption, or postpone the date of payment for more than seven days, if emergency conditions should exist, as specified in the 1940 Act or as determined by the Securities and Exchange Commission.

EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.


DISTRIBUTION SERVICES AND SHAREHOLDER
SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.


THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized various financial intermediates, such as banks, broker-dealers, investment advisors or others, to accept purchase, redemption and exchange orders on the Funds' behalf, and may perform other shareholder services. Such orders are deemed accepted by a fund when they are accepted by the financial intermediary. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES


The fund determines the price per share twice each business day at 12 noon Eastern time and as of the close of the regular trading session at the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days.

The price per share is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding, and rounding to the nearest cent.

Ordinarily, the Fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the fund will use the security's fair value, as determined in accordance with procedures apporoved by the Board of Trustees. Because foreign securities sometimes trade on days when fund shares are not priced, the value of a fund's portfolio that includes such securities may change on days when fund shares cannot be purchased or redeemed.


Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank by the first business day of the following month in which the dividend is payable. Investors are urged to verify with their bank whether it charges a fee to accept this wire.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

                                                            FISCAL YEARS ENDED AUGUST 31
                                           ----------------------------------------------------------------
                                               2001        2000         1999         1998         1997
                                           -----------  -----------  -----------  -----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $     9.92   $      9.90  $      9.97  $     10.01  $      10.00
                                           -----------  -----------  -----------  -----------  ------------
INCOME FROM OPERATIONS:
  Net investment income(1)                        .51           .59          .54          .57           .54
  Net realized and unrealized gain (loss)         .06           .01         (.07)        (.04)          .01
                                           -----------  -----------  -----------  -----------  ------------
    Total From Operations                         .57           .60          .47          .53           .55
                                           -----------  -----------  -----------  -----------  ------------
DISTRIBUTIONS:
  Dividends from net investment income           (.53)         (.58)        (.54)        (.57)         (.54)
                                           -----------  -----------  -----------  -----------  ------------
NET ASSET VALUE, END OF PERIOD             $     9.96    $     9.92  $      9.90  $      9.97  $      10.01
                                           ===========  ===========  ===========  ===========  ============
TOTAL RETURN (%)                                 5.86          6.28         4.67         5.40          5.67
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($000 omitted)    260,088       494,376      525,494      672,465       840,055
  Ratios to average net assets (%):
    Operating expenses                            .48           .42          .41          .41           .38
    Net investment income                        5.31          5.90         5.29         5.66          5.42
  Portfolio turnover (%)                        86.19        162.12       167.12       249.10         92.38

----------
(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

                                   SSgA FUNDS


                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.

SSgA Funds' Investment Company Act File No. 811-5430

                                   SSgA FUNDS
                            One International Place
                          Boston, Massachusetts 02110
                                 1-800-997-7327
                               www.ssgafunds.com

                           TUCKERMAN ACTIVE REIT FUND

The Tuckerman Active REIT Fund seeks to provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                       PROSPECTUS DATED DECEMBER 28, 2001

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                  3
  INVESTMENT OBJECTIVE                                                     3
  PRINCIPAL INVESTMENT STRATEGIES                                          3
  PRINCIPAL RISKS                                                          3
  RISK AND RETURN                                                          4
FEES AND EXPENSES OF THE FUND                                              5
MANAGEMENT OF THE FUND                                                     6
ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES,
  INVESTMENT STRATEGIES AND RISKS                                          6
SHAREHOLDER INFORMATION                                                    7
  PURCHASE OF FUND SHARES                                                  7
  REDEMPTION OF FUND SHARES                                                8
  EXCHANGES                                                               10
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS            10
  PRICING OF FUND SHARES                                                  10
  DIVIDENDS AND DISTRIBUTIONS                                             11
  TAXES                                                                   11
FINANCIAL HIGHLIGHTS                                                      12
ADDITIONAL INFORMATION ABOUT THE FUND                                 BACK COVER

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The nonfundamental investment objective is to provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

The Tuckerman Active REIT Fund is not a diversified mutual fund, as defined by the Investment Company Act of 1940, as amended (the 1940 Act). Therefore, it is subject to risks that are described in this prospectus to which a diversified fund is not subject. The investment objective of the fund may be changed by the fund's trustees without shareholder approval as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), is the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund will attempt to meet its objective through the active selection of Real Estate Investment Trust (REIT) securities, primarily from those securities in the Wilshire REIT(R) Index and across different types and regions based on the fundamental research of the Advisor. Under normal market conditions, the fund will invest at least 80% of its assets in REIT securities. REIT securities are investment of real estate investment trusts. REITs invest in underlying properties and may not have diversified holdings. Shareholders will be notified 60 days prior to changing the 80% investment policy.

PRINCIPAL RISKS

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

NON-DIVERSIFIED FUND. The top five holdings in the Active REIT Fund portfolio may comprise up to 40% of the fund's total assets. This investment weighting would cause the fund to be subject to risks associated with a non-diversified mutual fund. To the extent the Active REIT Fund chooses to give greater weight to securities of any single issuer, developments affecting that issuer are likely to have a greater impact on the fund's share price. Similarly, to the extent the fund chooses to invest in fewer issuers, the fund's ability to achieve its investment objective will depend on investment performance of a relatively smaller group of issuers.

REITS. REITs (real estate investment trusts) may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of any credit extended. Moreover, the underlying portfolios of REITs may not be diversified, and therefore are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to either qualify for tax-free pass through of income under federal tax laws or to maintain their exemption from certain federal securities laws.

REAL ESTATE SECURITIES. Just as real estate values go up and down, companies involved in the industry, and in which a fund invests, also fluctuate. Such a fund is subject to risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks. Values of companies involved in the real estate industry can fluctuate with the value of the real estate and as a result can be subject to some of the same risks as a direct real estate investment.

EQUITY SECURITIES. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions.

FIXED-INCOME SECURITIES RISK. Risks associ#ated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

SECURITIES OF SMALL CAP COMPANIES. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile which could increase the volatility of the fund's portfolio.

SECURITIES OF LARGE CAPITALIZATION COMPANIES. The fund's emphasis on large-cap stocks makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in REITs will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

RISK AND RETURN


The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.


[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1999            2000
-0.31%          34.78%

Best Quarter -- June 30, 2000: 13.37%
Worst Quarter -- September 30, 1998: (11.58%)


Current Fiscal Quarter -- August 31, 2001: 7.27%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).


                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:


                                        1 Year   Inception*
                                        ------   ----------
Active REIT Fund                        34.78%      5.46%
Wilshire REIT Index                     31.04%      3.93%
S&P REIT Index                          28.84%      0.77%


--------------
*Annualized. The fund began operating on April 29, 1998.

                         FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

      SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         Maximum Sales Charge (Load) Imposed on Purchases               None
         Maximum Deferred Sales Charge (Load)                           None

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends
          or Other Distributions                                        None

         Redemption Fee                                                 None
         Exchange Fee                                                   None
         Maximum Account Fee                                            None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


   Management Fee(1)                                                     .65%
   Distribution and Service (12b-1) Fees(2)                              .16
   Other Expenses                                                        .36
                                                                        -----
   Gross Expenses                                                       1.17
   Less Contractual Waivers and Reimbursements                          (.17)
                                                                        -----
   Total Annual Fund Operating Expenses                                 1.00%
                                                                        =====


--------------
(1) The Advisor has contractually agreed to reimburse the Active REIT Fund to the extent that total expenses exceed 1.00% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .48%. The total annual expenses shown above have been restated to reflect the reimbursement.

(2) The stated fee includes .13% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

EXAMPLE
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

               1 YEAR           3 YEARS            5 YEARS           10 YEARS
               ------           -------            -------           --------
               $102             $355               $627              $1,405
               ====             ====               ====              ======

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the "Advisor"), Two International Place, Boston, Massachusetts 02110, provides operational, compliance and general management services to the SSgA Tuckerman Active REIT Fund. The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940, as amended, and is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor assumed responsibility as the investment advisor of the SSgA funds effective May 1, 2001 in connection with an internal reorganization of the Advisor's affiliate, State Street Bank and Trust Company ("State Street").

The Tuckerman Group, LLC, Two Manhattanville Road, Centre 2 / Suite 207, Purchase, NY 10577, serves as the investment sub-advisor (the "Sub-Advisor" or "Tuckerman") for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions. The Advisor provides reporting, operational, compliance and general oversight services with respect to the investment advisory services of the Sub-Advisor.


The Sub-Advisor, registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940, as amended, is an independently managed investment adviser focused on real estate investments and strategic advisory services. Part of State Street Global Advisor's Global Alliance Group, Tuckerman manages public and private real estate investments for institutional and individual clients through a series of specialized programs. Tuckerman has its headquarters in Purchase, New York, and has additional offices in Boston and Chicago. Since its founding in 1998, Tuckerman has grown to over $798 million in real estate assets under management as of November 30, 2001.


The Sub-Advisor's capabilities include direct, private real estate investments as well as management of public real estate securities portfolios, such as REITs. Tuckerman brings to its clients years of considerable investment, development (ground-up and valued added), asset management, leasing and capital market experience, and coupled with State Street Global Advisor's global asset management, research and execution capabilities.


The Advisor, the Sub-Advisor, State Street and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies. With over $663 billion under management as of November 28, 2001, State Street Global Advisors provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of .48% after management fee waiver and reimbursement of the average daily net asset value of the fund. The Advisor pays the Sub-Advisor a management fee of 0.24% of the fund's average daily net assets on a monthly basis. This sub-advisory fee is based on half the total management fee paid to the Advisor, net of reimbursements.

The Tuckerman Securities Team has primary responsibility for the investment management decisions regarding the SSgA Tuckerman Active REIT Fund. While the fund was previously managed by a lead portfolio manager, the Advisor has migrated to the team approach to create an environment that encourages the flow of investment ideas for this strategy. The portfolio managers within this team work together in a cohesive man#ner to develop and enhance techniques that drive the investment process and draw on the resources of other groups of the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and fundamental analysis while integrating their in-depth knowledge of a growing list of indices and market structures. The Tuckerman Securities Team is overseen by the State Street Global Advisors Investment Committee, which is comprised of 11 senior staff managers.

              ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES,
                        INVESTMENT STRATEGIES AND RISKS

The investment objective of the fund may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

REAL ESTATE INVESTMENT TRUSTS. Equity REITs are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, and their value depends upon that of the underlying properties. Mortgage REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage trusts make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are defined as not meeting the equity or mortgage tests. The value of real estate investment trusts is also affected by management skill, cash flow, and tax and regulatory requirements.

REAL ESTATE-RELATED INDUSTRIES. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.


                            SHAREHOLDER INFORMATION
PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.


ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.


The SSgA Funds reserve the right to reject any purchase order.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

        Regular Mail:      Registered, Express or Certified Mail:
        -------------      --------------------------------------
          SSgA Funds                    SSgA Funds
         P.O. Box 8317               66 Brooks Drive
    Boston, MA 02266-8317          Braintree, MA 02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number;
    and (c) the exact amount being wired.

2.  Instructing the wiring bank to wire federal funds to:

    State Street Bank and Trust Company
    225 Franklin Street, Boston, MA 02110
    ABA #0110-0002-8
    DDA #9904-631-0
    SSgA (Name of Fund) Fund(s)
    Account Number and Registration Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.




IN-KIND PURCHASE OF SECURITIES. The fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2.  They must have a readily ascertainable market value;

3.  They must be liquid;

4.  They must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.


Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within 3 business days following the date of the exchange.


The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.




REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Ordinarily, proceeds of redemption requests received before the close of the New York Stock Exchange on any business day are sent out the next business day. Unless otherwise specified, payments of redemption proceeds will be mailed to your address of record. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received and will not be entitled to that day's dividend.

If you purchased fund shares by check or an automatic investment program
(AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing."

To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received via any electronic means only if they act with willful misfeasance, bad faith or gross negligence.


DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.


REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wired transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing".


REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.  Your address of record has changed within the past 60 days;

2.  You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.  A broker or securities dealer, registered with a domestic stock exchange;

2.  A federal savings, cooperative or other type of bank;

3.  A savings and loan or other thrift institution;

4.  A credit union; or

5.  A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

   SELLER                                 REQUIREMENTS FOR WRITTEN REQUESTS
   ------                                 ---------------------------------
Owner of individual,                    - Letter of instruction, signed
joint, sole                               by all persons authorized to
proprietorship, UGMA/                     sign for the account stating
UTMA (custodial                           general titles/capacity, exactly
accounts for minors)                      as the account is registered;
or general partner                        and
accounts
                                        - Signature guarantee, if
                                          applicable (see above).

Owners of corporate or                  - Letter of instruction signed
association accounts                      by authorized person(s),
                                          stating capacity as indicated
                                          by the corporate resolution;
                                        - Corporate resolution, certified
                                          within the past 90 days; and
                                        - Signature guarantee, if
                                          applicable (see above).

Owners or trustees of                   - Letter of instruction, signed
trust accounts                            by all trustees;
                                        - If the trustees are not named in the
                                          registration, please provide a copy
                                          of the trust document certified
                                          within the past 60 days; and
                                        - Signature guarantee, if
                                          applicable (see above).

Joint tenancy                           - Letter of instruction signed
shareholders whose                        by surviving tenant(s);
co-tenants are                          - Certified copy of the death
deceased                                  certificate; and
                                        - Signature guarantee, if
                                          applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption, or postpone the date of payment for more than seven days, if emergency conditions should exist, as specified in the 1940 Act or as determined by the Securities and Exchange Commission.


EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

DISTRIBUTION SERVICES AND SHAREHOLDER
SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.


THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized various financial intermediates, such as banks, broker-dealers, investment advisors or others, to accept purchase, redemption and exchange orders on the Funds' behalf, and may perform other shareholder services. Such orders are deemed accepted by a fund when they are accepted by the financial intermediary. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES


The fund determines the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of fund shares is computed by dividing the current value of the fund's assets, less liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

Ordinarily, the fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the fund will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Because foreign securities sometimes trade on days when fund shares are not priced, the value of a fund's portfolio that includes such securities may change on days when fund shares cannot be purchased or redeemed. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund monthly from net investment income. The Board of Trustees intends to declare distributions annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years (or since inception if a fund has been offered for less than 5 years). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

                                                                                FISCAL YEARS ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                 2001            2000            1999          1998++
                                                               ------           -----           -----          ------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 9.15           $8.08           $8.17          $10.00
                                                               ------           -----           -----          ------
INCOME FROM OPERATIONS:
         Net investment income(1)                                 .48             .52             .50             .15
         Net realized and unrealized gain (loss)                 1.10            1.10            (.01)          (1.94)
                                                               ------           -----           -----          ------
                  Total Income From Operations                   1.58            1.62             .49           (1.79)
                                                               ------           -----           -----          ------
DISTRIBUTIONS:
         Dividends from net investment income                    (.49)           (.55)           (.58)           (.04)
                                                               ------           -----           -----          ------
NET ASSET VALUE, END OF PERIOD                                 $10.24           $9.15           $8.08           $8.17
                                                               ======           =====           =====          ======
TOTAL RETURN (%)(2)                                             17.84           21.51            6.09          (17.99)
RATIOS/SUPPLEMENTAL DATA:
         Net assets, end of period ($000 omitted)              56,316          43,748          45,528          18,458
         Ratios to average net assets (%)(3):
                  Operating expenses, net(4)                     1.00            1.00            1.00            1.00
                  Operating expenses, gross(4)                   1.17            1.07            1.09            1.38
                  Net investment income                          5.09            6.51            6.25            5.21
         Portfolio turnover (%)(3)                              70.59           86.93           60.13           17.36

----------
++  For the period April 29, 1998 (commencement of operations) to August 31,
    1998.
(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(2) Periods less than one year are not annualized.
(3) The ratios for the period ended August 31, 1998 are annualized.
(4) See Note 4 of the Annual Report for current period amounts.

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                                        13

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                                         14

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request.

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800 997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.

SSgA Funds' Investment Company Act File No. 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                         US GOVERNMENT MONEY MARKET FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The US Government Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.


                       PROSPECTUS DATED DECEMBER 28, 2001

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                    3
   INVESTMENT OBJECTIVE                                                      3
   PRINCIPAL INVESTMENT STRATEGIES                                           3
   PRINCIPAL RISKS OF INVESTING IN THE FUND                                  3
   RISK AND RETURN                                                           4
FEES AND EXPENSES OF THE FUND                                                5
MANAGEMENT OF THE FUND                                                       6
ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES,
   INVESTMENT STRATEGIES AND RISKS                                           6
SHAREHOLDER INFORMATION                                                      7
   PURCHASE OF FUND SHARES                                                   7
   REDEMPTION OF FUND SHARES                                                 8
   EXCHANGES                                                                10
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS             10
   PRICING OF FUND SHARES                                                   10
   DIVIDENDS AND DISTRIBUTIONS                                              10
   TAXES                                                                    11
FINANCIAL HIGHLIGHTS                                                        12
ADDITIONAL INFORMATION ABOUT THE FUND                                   BACK COVER

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The US Government Money Market Fund's fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund attempts to meet its investment objective by investing 100% in obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities or in repurchase agreements secured by such instruments, but in no event less than 80% under normal market conditions. Shareholders would receive 60 days' notice prior to changing the 80% policy.

Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with these instruments, which are described in the section called Principal Risks.

The US Government Money Market Fund has obtained a money market fund rating of AAAm from Standard & Poor's (S&P). The AAAm rating indicates that the fund's safety is excellent, and it has a superior capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other money market funds. These additional restrictions could affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P. If S&P changes or adds other requirements or criteria, the fund may be required to adopt additional strategies or policies to maintain this rating.

PRINCIPAL RISKS OF INVESTING IN THE FUND

MONEY MARKET RISK. The risk that a fund will not be able to maintain a NAV per share of $1.00 at all times. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE RISK. The risk that during periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield will tend to be higher.

GOVERNMENT SECURITIES RISK. The risk that the US government will not provide financial support to US government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Because the fund may be 100% invested in US government securities, its return may be less than a fund which can invest without limitation in all types of securities.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

FIXED-INCOME SECURITIES RISK. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

RISKS OF REPURCHASE AGREEMENTS. Under a repurchase agreement, a bank or broker sells securities to a fund and agrees to repurchase them at the fund's cost plus interest. If the value of the securities declines, and the bank or broker defaults on its repurchase obligation, the fund could incur a loss.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.


[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

        1992            3.73%
        1993            2.99%
        1994            3.93%
        1995            5.61%
        1996            5.14%
        1997            5.26%
        1998            5.21%
        1999            4.78%
        2000            6.09%

Best Quarter -- December 31, 2000: 1.57%
Worst Quarter -- December 31, 1993: 0.72%
Current Fiscal Quarter -- August 31, 2001: 0.90%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market (returns shown reflect no deductions for fees, taxes or expenses).


                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:

                                 1 YEAR         5 YEARS*        INCEPTION*
                                 ------         -------         ---------
US Government Money
  Market Fund                      6.09%           5.29%             4.84%
Salomon Smith Barney
  3-month Treasury bill            5.96%           5.25%             4.83%
Lipper Average--US Gov't
  Money Market Funds               5.71%           5.00%             4.11%



----------
* Annualized. The fund began operating on March 1, 1991.

                                  7-DAY YIELDS
                    FOR THE PERIOD ENDED DECEMBER 31, 2000:

                                       CURRENT         EFFECTIVE
                                       -------         ---------
US Government Money
  Market Fund                             6.17%             6.36%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                         FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

   SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     Maximum Sales Charge (Load) Imposed on Purchases                   None
     Maximum Deferred Sales Charge (Load)                               None
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends
       or Other Distributions                                           None
     Redemption Fee                                                     None
     Exchange Fee                                                       None
     Maximum Account Fee                                                None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


   Management Fee                                                        .25%
   Distribution and Service (12b-1) Fees(1)                              .08
   Other Expenses                                                        .07
                                                                         ----
   Total Annual Fund Operating Expenses after Reimbursement              .40%
                                                                         ====


----------
 (1) The stated fee includes .01% for 12b-1 Distribution and .07% for 12b-1 Shareholder Servicing Fees.

EXAMPLE
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

         1 YEAR         3 YEARS         5 YEARS         10 YEARS
         ------         -------         -------         --------
         $   41         $   128         $   224         $    505
         ======         =======         =======         ========

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $663 billion under management as of November 28 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund.

                        ADDITIONAL INFORMATION ABOUT THE
                          FUND'S OBJECTIVES, INVESTMENT
                              STRATEGIES AND RISKS

The investment objective of the fund may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.


REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


The fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.


VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable and floating rate securities issued or guaranteed by the US government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An account in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars and in federal funds (or converted to federal funds). The fund reserves the right to reject any purchase order if payment for fund shares has not been received by the Transfer Agent prior to the close of the New York Stock Exchange.

Purchase orders in good form (described below) and payments which are received by the Transfer Agent: (1) prior to 1 p.m. Eastern time will receive that day's net asset value and earn the dividend declared on the date of purchase; and (2) at or after 1 p.m. Eastern time but before the close of the New York Stock Exchange will purchase shares based on that day's closing net asset value and earn the dividend determined on the next business day.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

The SSgA Funds reserve the right to reject any purchase order.

To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $5 million.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

    REGULAR MAIL:         REGISTERED, EXPRESS OR CERTIFIED MAIL:
    -------------         --------------------------------------
      SSgA Funds                     SSgA Funds
    P.O. Box 8317                 66 Brooks Drive
Boston, MA 02266-8317           Braintree, MA 02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.




FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating:(a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2. Instructing the wiring bank to wire federal funds to:

   State Street Bank and Trust Company
   225 Franklin Street, Boston, MA 02110
   ABA #0110-0002-8
   DDA #9904-631-0
   SSgA (Name of Fund) Fund(s)
   Account Number and Registration
   Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.




REDEMPTION OF FUND SHARES



Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request. A business day is one on which the New York Stock Exchange is open. Redemption requests received at or after 1 p.m. Eastern time and before the close of the New York Stock Exchange will be entitled to that day's dividend. Redemption requests received before 1 p.m. Eastern time will be entitled to that day's net asset value but will not be entitled to that day's dividend.

Proceeds of redemption request received before 1 p.m. Eastern time are ordinarily sent the same business day, and proceeds of redemption requests received at or after 1 p.m. Eastern time ordinarily will be sent the next business day. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day. Unless otherwise specified, payments of redempton proceeds will be sent to your address of record.

If you purchased fund shares by check or an automatic investment program
(AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

CHECKWRITING SERVICE. If you have authorized the check writing feature on the Application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per fund is maintained.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record, provided the address has not been changed within 60 days of the redemption request. To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received via any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

Proceeds from requests received via telephone prior to 1 p.m. Eastern time will be sent the same day according to pre-designated instructions.


REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wired transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1. Your address of record has changed within the past 60 days;

2. You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1. A broker or securities dealer, registered with a domestic stock exchange;

2. A federal savings, cooperative or other type of bank;

3. A savings and loan or other thrift institution;

4. A credit union; or

5. A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

        SELLER                           REQUIREMENTS FOR WRITTEN REQUESTS
        ------                           ---------------------------------
Owner of individual,                   - Letter of instruction, signed
joint, sole                              by all persons authorized to
proprietorship, UGMA/                    sign for the account stating
UTMA (custodial                          general titles/capacity, exactly
accounts for minors)                     as the account is
or general partner                       registered; and
accounts                                 - Signature guarantee, if
                                         applicable (see above).

Owners of corporate or                 - Letter of instruction signed
association accounts                     by authorized person(s),
                                         stating capacity as indicated
                                         by the corporate resolution;
                                       - Corporate resolution, certified
                                         within the past 90 days; and
                                       - Signature guarantee, if
                                         applicable (see above).

Owners or trustees of                  - Letter of instruction, signed
trust accounts                           by all trustees;
                                       - If the trustees are not named
                                         in the registration, please
                                         provide a copy of the trust
                                         document certified within the
                                         past 60 days; and
                                       - Signature guarantee, if
                                         applicable (see above).

Joint tenancy                          - Letter of instruction signed
shareholders whose                       by surviving tenant(s);
co-tenants are deceased                - Certified copy of the death
                                         certificate; and
                                       - Signature guarantee, if
                                         applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000. Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption or postpone the date of payment for more than seven days if emergency conditions should exist, as specified in the 1940 Act or as determined by the Securities and Exchange Commission.

EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING
ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.


THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized various financial intermediates, such as banks, broker-dealers, investment advisors or others, to accept purchase, redemption and exchange orders on the Funds' behalf, and may perform other shareholder services. Such orders are deemed accepted by a fund when they are accepted by the financial intermediary. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES


The fund determines the price per share twice each business day, at 1 p.m. Eastern time and as of the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open. The price per share of the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.


The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank by the first business day of the following month in which the dividend is payable. Investors are urged to verify with their bank whether it charges a fee to accept this wire.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


                                                                 FISCAL YEARS ENDED AUGUST 31,
                                           ----------------------------------------------------------------------
                                               2001           2000           1999          1998          1997
                                           ------------   ------------   ------------   -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD       $     1.0000   $     1.0000   $     1.0000   $    1.0000   $    1.0000
                                           ------------   ------------   ------------   -----------   -----------
INCOME FROM OPERATIONS:
  Net investment income                           .0507          .0551          .0462         .0500         .0500
DISTRIBUTIONS:
  Dividends from net investment income           (.0507)        (.0551)        (.0462)       (.0500)       (.0500)
                                           ------------   ------------   ------------   -----------   -----------
NET ASSET VALUE, END OF PERIOD             $     1.0000   $     1.0000   $     1.0000   $    1.0000   $    1.0000
                                           ============   ============   ============   ===========   ===========
TOTAL RETURN (%)                                   5.19           5.65           4.74          5.33          5.19
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000 omitted)    2,061,913      1,525,265      1,239,304       945,897       904,483
  Ratios to average net assets (%):
    Operating expenses                              .40            .42            .42           .42           .44
    Net investment income                          4.99           5.55           4.62          5.20          5.08

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







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

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                     ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request.

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.

SSgA Funds' Investment Company Act File No. 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com


                          US TREASURY MONEY MARKET FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The US Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities.


                       PROSPECTUS DATED DECEMBER 28, 2001

                               TABLE OF CONTENTS



                                                                           PAGE
                                                                           ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                     3
   INVESTMENT OBJECTIVE                                                       3
   PRINCIPAL INVESTMENT STRATEGIES                                            3
   PRINCIPAL RISKS OF INVESTING IN THE FUND                                   3
   RISK AND RETURN                                                            4
FEES AND EXPENSES OF THE FUND                                                 5
MANAGEMENT OF THE FUND                                                        6
ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES,
   INVESTMENT STRATEGIES AND RISKS                                            6
SHAREHOLDER INFORMATION                                                       6
   PURCHASE OF FUND SHARES                                                    6
   REDEMPTION OF FUND SHARES                                                  7
   EXCHANGES                                                                  8
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS               9
   PRICING OF FUND SHARES                                                     9
   DIVIDENDS AND DISTRIBUTIONS                                                9
   TAXES                                                                     10
FINANCIAL HIGHLIGHTS                                                         11
ADDITIONAL INFORMATION ABOUT THE FUND                                    BACK COVER

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The US Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund's investment policy is to invest its assets primarily in US Treasury bills, notes and bonds (which are direct obligations of the US Government) and repurchase agreements backed by such securities. Under normal market conditions, the US Treasury Money Market Fund will be 100% invested in such securities, but in no event less than 80%. Shareholders will be notified 60 days prior to changing this policy. There are risks associated with these instruments, which are described in the section called Principal Risks.

Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.

The US Treasury Money Market Fund has obtained a money market fund rating of AAAm from Standard & Poor's (S&P). The AAAm rating indicates that the fund's safety is excellent, and it has a superior capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other money market funds. These additional restrictions could affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P. If S&P changes or adds other requirements or criteria, the fund may be required to adopt additional strategies or policies to maintain this rating.

The US Treasury Money Market Fund has obtained a rating of Aaa from Moody's Investors Service (Moody's). The rating incorporates Moody's assessment of a fund's published objectives and policies, the creditworthiness of its assets, and its management services. The fund is judged to be of an investment quality similar to Aaa-rated fixed income obligations; that is, the fund is judged to be of the best quality. To maintain its rating, the fund follows the most current criteria of Moody's. If Moody's changes or adds other requirements or criteria, the fund may be required to adopt additional strategies or policies to maintain this rating.

PRINCIPAL RISKS OF INVESTING IN THE FUND

MONEY MARKET RISK. The risk that a fund will not be able to maintain a NAV per share of $1.00 at all times. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the fund intends to meet its investment objective by investing only in US Treasury bills, notes and bonds, its return may be less than a fund which can invest without limitation in all types of securities.

INTEREST RATE RISK. The risk that during periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield will tend to be higher.

GOVERNMENT SECURITIES RISK. The risk that the US government will not provide financial support to US government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

RISKS OF REPURCHASE AGREEMENTS. Under a repurchase agreement, a bank or broker sells securities to a fund and agrees to repurchase them at the fund's cost plus interest. If the value of the securities declines, and the bank or broker defaults on its repurchase obligation, the fund could incur a loss.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

FIXED-INCOME SECURITIES RISK. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

RISK AND RETURN


The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.


[CHART OF ANNUAL TOTAL RETURNS]


ANNUAL TOTAL RETURNS



1994            3.74%
1995            5.91%
1996            5.27%
1997            5.46%
1998            5.36%
1999            4.86%
2000            6.10%


Best Quarter -- June 30, 1995: 1.51%
Worst Quarter -- March 31, 1994: 0.79%
Current Fiscal Quarter -- August 31, 2001: 0.91%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).


                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:


                                                   1 YEAR  5 YEARS*  INCEPTION*
                                                   ------  --------  ----------
US Treasury Money Market Fund                      6.10%     5.44%      5.22%
Salomon Smith Barney 3-month Treasury bill         5.96%     5.25%      5.17%
Lipper Average -- Institutional US Treasury
Money Market Funds                                 5.83%     5.11%      5.01%


* Annualized. The fund began operating on December 1, 1993.

                                  7-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000:

                                        CURRENT      EFFECTIVE
                                        -------      ----------
US Treasury Money Market Fund            6.07%         6.25%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

        SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
           Maximum Sales Charge (Load) Imposed on Purchases                None
           Maximum Deferred Sales Charge (Load)                            None
           Maximum Sales Charge (Load) Imposed on Reinvested Dividends
             or Other Distributions                                        None
           Redemption Fee                                                  None
           Exchange Fee                                                    None
           Maximum Account Fee                                             None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


   Management Fee(1)                                                 .25%
   Distribution and Service (12b-1) Fees(2)                          .04
   Other Expenses                                                    .08
                                                                    -----
   Gross Expenses                                                    .37
                                                                    -----
   Less Contractual Management Fee Waiver and Reimbursement         (.17)
                                                                    -----
   Total Annual Fund Operating Expenses After Fee
     Waivers and Reimbursements                                      .20%
                                                                    -----


----------

(1) The Advisor has contractually agreed to waive .15% of its .25% management fee until December 31, 2010. Also, the Advisor has contractually agreed to reimburse the fund for all expenses to the extent that total expenses exceed .20% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after waiver and reimbursement is .08%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement.


(2) The stated fee includes .02% for 12b-1 Distribution and .02% for 12b-1 Shareholder Servicing Fees.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


         1 YEAR    3 YEARS   5 YEARS   10 YEARS
         -------   -------   -------   ---------
         $   20    $   102   $   191   $   451
         ======    =======   =======   =========



Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $663 billion under management as of November 28, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.08%, after fee waiver and reimbursement, of the average daily net asset value of the fund.

                        ADDITIONAL INFORMATION ABOUT THE
                          FUND'S OBJECTIVES, INVESTMENT
                              STRATEGIES AND RISKS

The investment objective of the fund may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government or its instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.


REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

The fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The US Treasury Money Market Fund requires a minimum initial investment of $10 million and a minimum account balance of $7.5 million. The minimum investment for additional purchases is $1,000; however, if the account balance has fallen below $10 million as a result of shareholder redemptions, subsequent purchases of shares of the fund may be rejected unless, after such purchase, the accrued balance will be at least $7.5 million.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars and in federal funds (or converted to federal funds). The fund reserves the right to reject any purchase order if payment for fund shares has not been received by the Transfer Agent prior to the close of the New York Stock Exchange.

Purchase orders in good form (described below) and payment received by the Transfer Agent: (1) prior to 1 p.m. Eastern time will receive that day's net asset value, and will earn the dividend declared on the date of purchase; and
(2) at or after 1 p.m. and before the close of the New York Stock Exchange will receive that day's net asset value but will not earn the dividend determined on the day of purchase.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the fund. The SSgA Funds requires a purchase order in good form, which consists of a completed and signed SSgA Funds' Institutional Account Application, regardless of the investment method. For additional information, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, 1 International Place, 27th Floor, Boston, MA 02110.

To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

The SSgA Funds reserve the right to reject any purchase order.

FEDERAL FUNDS WIRE. In order to assure timely processing of purchase orders, the Investment Company strongly recommends that you make initial or subsequent investments by wiring federal funds to State Street Bank and Trust Company as the Transfer Agent by:

1. Completing the SSgA Funds' Institutional Account Application and fax it to
   (617) 664-6011. Please confirm that the fax was received by calling 1-800-997-7327.

2. Telephoning State Street Bank and Trust Company at 1-800-647-7327 and providing: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the fund; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

3. Instructing the wiring bank to wire federal funds to:

   State Street Bank and Trust Company
   225 Franklin Street
   Boston, MA 02110
   ABA #0110-0002-8
   DDA #9904-631-0
   SSgA US Treasury Money Market Fund
   Account Number and Registration

Orders transmitted via this purchase method will be credited when federal funds are received by State Street. You will not be permitted to redeem shares from the account until an original completed application has been received. Please send completed applications to: State Street Bank, attention SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. Please reference the account number on the application.

MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA US Treasury Money Market Fund. Third party checks and checks drawn on credit card accounts will not be accepted. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.


REDEMPTION OF FUND SHARES



Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request. A business day is one on which the New York Stock Exchange is open. Redemption requests received at or after 1 p.m. Eastern time and before 4 p.m. Eastern time, will be entitled to that day's dividend. Redemption requests received before 1 p.m. Eastern time will not be entitled to that day's dividend.

Proceeds of redemption requests received before 1 p.m. Eastern time are ordinarily sent the same business day, and proceeds of redemption requests received at or after 1 p.m. Eastern time ordinarily will be sent the next business day. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day unless otherwise specified, payments of redemption proceeds will be sent to your address of record.

If you purchased fund shares by check or an automatic investment program
(AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received via any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wired transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION REQUESTS IN WRITING. In certain circumstances, you will need to make a request to sell shares in writing (please use the address for purchases by mail under "Purchase of Fund Shares"). The redemption will be processed based on the net asset value next determined after receipt by State Street of all required documentation in good order. Good order means that the request must include the following:

1. A clear letter of instruction or a stock assignment stating the fund and account number that the redemption is to be processed from, the dollar amount to be redeemed and where the proceeds are to be sent. The letter must be signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

2. Such other supporting legal documents, if required by applicable law or the Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

The US Treasury Money Market Fund reserves the right to redeem the shares in any account with a balance of less than $7.5 million as a result of shareholder redemptions. Before shares are redeemed to close an account, you will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption, or postpone the date of payment for more than seven days, if emergency conditions should exist, as specified in the 1940 Act or as determined by the Securities and Exchange Commission.

EXCHANGES

EXCHANGE PRIVILEGE. Subject to the fund's minimum investment requirement, investors may exchange their fund shares without charge for shares of any other investment portfolio offered by the Investment Company. Shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA US Treasury Money Market Fund. If shares of the fund were purchased by check, the shares must have been present in an account for 15 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Investment Company upon 60 days' notice to shareholders.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

DISTRIBUTION SERVICES AND SHAREHOLDER
SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized various financial intermediates, such as banks, broker-dealers, investment advisors or others, to accept purchase, redemption and exchange orders on the Funds' behalf, and may perform other shareholder services. Such orders are deemed accepted by a fund when they are accepted by the financial intermediary. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES

The fund determines the price per share twice each business day at 1 p.m. Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open. The price per share of the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.


DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), distributions will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank by the first business day of the following month in which the dividend is payable. Investors are urged to verify with their bank whether it charges a fee to accept this wire.

If Cash Option has been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

Although the sale or exchange of fund shares is a taxable event, no gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable $1.00 per share net asset value.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


                                                                             FISCAL YEARS ENDED AUGUST 31,
                                                         --------------------------------------------------------------
                                                            2001          2000         1999         1998         1997
                                                         ---------    ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  1.0000     $  1.0000    $  1.0000    $  1.0000    $  1.0000
                                                         ---------    ----------   ----------   ----------   ----------
INCOME FROM OPERATIONS:
  Net investment income                                      .0508         .0551        .0473        .0540        .0515
DISTRIBUTIONS:
  Dividends from net investment income                      (.0508)       (.0551)      (.0473)      (.0540)      (.0515)
                                                         ---------     ---------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD                           $  1.0000     $  1.0000    $  1.0000    $  1.0000    $  1.0000
                                                         =========     =========   ==========   ==========   ==========
TOTAL RETURN (%)                                              5.20          5.65         4.84         5.53         5.36
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period ($000 omitted)               1,845,064     1,093,913    1,115,614    1,000,367      916,845
  Ratios to average net assets (%):
    Operating expenses, net(1)                                 .20           .20          .20          .20          .20
    Operating expenses, gross(1)                               .37           .38          .39          .39          .46
    Net investment income                                     5.09          5.51         4.73         5.40         5.28


----------
(1) See Note 4 of the Annual Report for current period amounts.

                     ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investment is available in the fund's annual and semi-annual reports to shareholders. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.

SSgA Funds' Investment Company Act File No. 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                           TAX FREE MONEY MARKET FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Tax Free Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.


                       PROSPECTUS DATED DECEMBER 28, 2001

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                               3
  INVESTMENT OBJECTIVE                                                  3
  PRINCIPAL INVESTMENT STRATEGIES                                       3
  PRINCIPAL RISKS OF INVESTING IN THE FUND                              3
  RISK AND RETURN                                                       4
FEES AND EXPENSES OF THE FUND                                           5
MANAGEMENT OF THE FUND                                                  6
ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES,
  INVESTMENT STRATEGIES AND RISKS                                       6
SHAREHOLDER INFORMATION                                                 7
  PURCHASE OF FUND SHARES                                               7
  REDEMPTION OF FUND SHARES                                             9
  EXCHANGES                                                            10
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS         11
  PRICING OF FUND SHARES                                               11
  DIVIDENDS AND DISTRIBUTIONS                                          11
  TAXES                                                                12
FINANCIAL HIGHLIGHTS                                                   13
ADDITIONAL INFORMATION ABOUT THE FUND                              BACK COVER

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The Tax Free Money Market Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund has a fundamental policy of investing at least 80% of its net assets in federal tax-exempt, high quality and short-term municipal securities of all types under normal market conditions. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The fund may buy or sell securities on a when-issued or forward commitment basis.

The fund may not invest more than 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.

Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.


The Tax Free Money Market Fund has obtained a money market fund rating of AAAm from Standard & Poor's (S&P). The AAAm rating indicates that the fund's safety is very good, and it has a strong capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other money market funds. These additional restrictions could affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P. If S&P changes or adds other requirements or criteria, the fund may be required to adopt additional strategies or policies to maintain this rating.


PRINCIPAL RISKS OF INVESTING IN THE FUND

MONEY MARKET RISK. The risk that a fund will not be able to maintain a NAV per share of $1.00 at all times. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE RISK. The risk that during periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield will tend to be higher.

CREDIT/DEFAULT RISK. The risk that an issuer or guarantor of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating and generally, lower rated bonds have higher credit risks. Also, the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

RISKS OF MUNICIPAL OBLIGATIONS. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. The fund may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a fund's ability to acquire and dispose of municipal securities at desirable yield and price levels.

Concentration of a fund's investments in these municipal obligations will subject the fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.


[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1995            3.41%
1996            2.93%
1997            3.07%
1998            2.97%
1999            2.77%
2000            3.62%

Best Quarter -- June 30, 2000: 0.95%
Worst Quarter -- March 31, 1999: 0.61%
Current Fiscal Quarter -- August 31, 2001: 0.56%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year, 5 years and since the fund's inception compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:

                                 1 YEAR   5 YEARS*  INCEPTION*
                                 ------   --------  ----------
Tax Free Money
  Market Fund                     3.62%     3.07%     3.13%
IBC Financial Tax
  Free Index                      3.53%     3.07%     3.13%

* Annualized. The fund began operating on December 1, 1994.

                                  7-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000:

                                        CURRENT   EFFECTIVE
                                        -------   ---------
Tax Free Money Market Fund               4.06%      4.14%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


        SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
          Maximum Sales Charge (Load) Imposed on Purchases                       None
          Maximum Deferred Sales Charge (Load)                                   None
          Maximum Sales Charge (Load) Imposed on Reinvested Dividends
            or Other Distributions                                               None
          Redemption Fee                                                         None
          Exchange Fee                                                           None
          Maximum Account Fee                                                    None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


  Management Fee                              .25%
  Distribution and Service (12b-1) Fees(1)    .17
  Other Expenses                              .11
                                              ----
  Total Annual Fund Operating Expenses        .53%
                                              ====


----------
(1) The stated fee includes .09% for 12b-1 Distribution and .08% for 12b-1 Shareholder Servicing Fees.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


                 1 YEAR         3 YEARS         5 YEARS        10 YEARS
                 ------         -------         -------        --------
                  $ 54           $ 120           $ 296          $ 665
                  ====           =====           =====          =====


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $663 billion under management as of November 28, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund.

                        ADDITIONAL INFORMATION ABOUT THE
                          FUND'S OBJECTIVES, INVESTMENT
                              STRATEGIES AND RISKS

The investment objective of the fund may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

QUALITY OF SECURITIES. The fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Advisor determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by at least two nationally recognized statistical rating organizations ("NRSRO"); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the fund's Advisor in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO and a description of securities ratings.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

MUNICIPAL SECURITIES. The fund may purchase municipal securities issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users. A municipal bond, like a bond issued by a corporation or the US government, obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Advisor reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

Municipal obligations involve possible risks, including being affected by economic, business and political developments and being subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors. Future laws may be effected extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will reevaluate the fund's investment objective and may submit possible changes in the structure of the fund to its shareholders.

Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets. However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.

TAX EXEMPT COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable or floating rate securities which are instruments issued or guaranteed by entities such as municipalities and other issuers of municipal securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. The fund may also purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the fund will meet the quality criteria established for the purchase of municipal obligations.

Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency (see "Ratings of Municipal Obligations," below); obligations of the US Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of US domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. For more information, please see the sections in this prospectus called "Dividends and Distributions" and "Taxes." Under normal market conditions, the fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. When investing for defensive purposes, the fund may not achieve its investment objective.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

Purchase orders in good form (described below) and payment received by the Transfer Agent: (1) by 12 noon Eastern time will receive that day's net asset value and earn the dividend declared on the date of purchase; and (2) at or after 12 noon but before the close of the New York Stock Exchange will receive that day's net asset value but will not earn the dividend declared on the date of purchase.


ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.


The SSgA Funds reserve the right to reject any purchase order.


To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $5 million.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

     REGULAR MAIL:          REGISTERED, EXPRESS OR CERTIFIED MAIL:
     -------------          --------------------------------------
      SSgA Funds                         SSgA Funds
     P.O. Box 8317                    66 Brooks Drive
 Boston, MA 02266-8317              Braintree, MA 02184


All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2. Instructing the wiring bank to wire federal funds to:

   State Street Bank and Trust Company
   225 Franklin Street, Boston, MA 02110
   ABA #0110-0002-8
   DDA #9904-631-0
   SSgA (Name of Fund) Fund(s)
   Account Number and Registration
   Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on the New York Stock Exchange is open. Redemption requests must be received by the close of the regular trading session of the New York Stock Exchange which is ordinarily 4 p.m. Eastern time. Proceeds of redemption requests received before the close of the New York Stock Exchange ordinarily will be sent on the same business day, except as otherwise noted below.

A dividend will be paid on shares redeemed if the redemption request is received by the Transfer Agent after 12 noon Eastern time but before the close of the New York Stock Exchange. Telephone redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend.

On Federal Reserve holidays, redemption proceeds ordinarily will be wired the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day. Unless otherwise specified, payments of redemption proceeds will be sent to your address of record.

If you purchased fund shares by check or an automatic investment program
(AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.


CHECKWRITING SERVICE. If you have authorized the check writing feature on the Application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per fund is maintained.


TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received via any electronic means only if they act with willful misfeasance, bad faith or gross negligence.


DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

Requests received via telephone prior to 12 noon Eastern time will be sent after the close of the fund on the same day according to pre-designated instructions. Requests received after 12 noon Eastern time will be sent the following business day and will receive that day's interest.


REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wired transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing."


REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1. Your address of record has changed within the past 60 days;

2. You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1. A broker or securities dealer, registered with a domestic stock exchange;

2. A federal savings, cooperative or other type of bank;

3. A savings and loan or other thrift institution;

4. A credit union; or

5. A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

       SELLER                                  REQUIREMENTS FOR WRITTEN REQUESTS
       ------                                  ---------------------------------
Owner of individual,                         - Letter of instruction, signed
joint, sole                                    by all persons authorized to
proprietorship, UGMA/                          sign for the account stating
UTMA (custodial                                general titles/capacity, exactly
accounts for minors)                           as the account is registered;
or general partner                             and
accounts                                     - Signature guarantee, if applicable
                                               (see above).

Owners of corporate or                       - Letter of instruction signed
association accounts                           by authorized person(s),
                                               stating capacity as indicated
                                               by the corporate resolution;
                                             - Corporate resolution, certified
                                               within the past 90 days; and
                                             - Signature guarantee, if
                                               applicable (see above).

Owners or trustees of                        - Letter of instruction, signed
trust accounts                                 by all trustees;
                                             - If the trustees are not named
                                               in the registration, please
                                               provide a copy of the trust
                                               document certified within the
                                               past 60 days; and
                                             - Signature guarantee, if
                                               applicable (see above).

Joint tenancy                                - Letter of instruction signed
shareholders whose                             by surviving tenant(s);
co-tenants are                               - Certified copy of the death
deceased                                       certificate; and
                                             - Signature guarantee, if
                                               applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption, or postpone the date of payment for more than seven days, if emergency conditions should exist, as specified in the 1940 Act or as determined by the Securities and Exchange Commission.

EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the

Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.


DISTRIBUTION SERVICES AND SHAREHOLDER
SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.


THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized various financial intermediates, such as banks, broker-dealers, investment advisors or others, to accept purchase, redemption and exchange orders on the Funds' behalf, and may perform other shareholder services. Such orders are deemed accepted by a fund when they are accepted by the financial intermediary. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES


The fund determines the price per share twice each business day as of 12 noon Eastern time, and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time).

A business day is one on which the New York Stock Exchange is open. The price per share of the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.


The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank by the first business day of the following month in which the dividend is payable. Investors are urged to verify with their bank whether it charges a fee to accept this wire.

TAXES

The fund intends to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, the fund will not be subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to its shareholders. The Board intends to distribute each year substantially all of the fund's net investment income and net capital gain.


Because the yields on municipal bond funds and other tax-exempt funds are usually lower than those on taxable bond funds, you may not always benefit from a tax-exempt investment. Some taxable investments may serve you better. To determine which is more suitable, determine the tax-exempt fund's taxable equivalent yield. You do this by dividing the fund's tax-exempt yield by the total of 100% minus your tax bracket. For example, if you are in the 28% federal tax bracket, and you can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 6.94% (5.0% divided by 72% [100% minus 28%]). In this example, you would choose the tax-exempt fund if its taxable equivalent yield of 6.94% were greater than the yield of a similar, though taxable investment.


Distributions by the fund that are designated as "exempt-interest dividends" generally may be excluded from the shareholder's gross income. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

The fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a legally determined portion of the fund's dividends as a tax preference item in determining their federal tax.

Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Although the sale or exchange of fund shares is a taxable event, no gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable $1.00 per share net asset value.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

                                                         FISCAL YEARS ENDED AUGUST 31,
                                             ----------------------------------------------------
                                               2001       2000       1999       1998       1997
                                             --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD         $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                             --------   --------   --------   --------   --------
INCOME FROM OPERATIONS:
  Net investment income                         .0305      .0331      .0267      .0304      .0295
DISTRIBUTIONS:
  Dividends from net investment income         (.0305)    (.0331)    (.0267)    (.0304)    (.0295)
                                             --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD               $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                             ========   ========   ========   ========   ========
TOTAL RETURN (%)                                 3.10       3.37       2.71       3.08       2.99
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000 omitted)    461,123    272,205    262,393    260,084    163,502
  Ratios to average net assets (%)
    Operating expenses, net(1)                    .52        .57        .56        .56        .58
    Operating expenses, gross(1)                  .53        .58        .56        .56        .58
    Net investment income                        2.97       3.31       2.67       3.04       2.98

----------
(1) See Note 4 of Annual Report for current period amounts.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investment is available in the fund's annual and semi-annual reports to shareholders. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.

SSgA Funds' Investment Company Act File No. 811-5430

                                   SSgA FUNDS

                            One International Place
                          Boston, Massachusetts 02110
                                 1-800-997-7327
                               www.ssgafunds.com

                               S&P 500 INDEX FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index.

"STANDARD & POOR'S", "S&P", "S&P 500", "STANDARD & POOR'S 500", AND "500", ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY THE SSGA S&P 500 INDEX FUND. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P, AND S&P MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THIS FUND.

                       PROSPECTUS DATED DECEMBER 28, 2001

                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                  3
   INVESTMENT OBJECTIVE                                                    3
   PRINCIPAL INVESTMENT STRATEGIES                                         3
   PRINCIPAL RISKS OF INVESTING IN THE FUND                                3
   RISK AND RETURN                                                         4
FEES AND EXPENSES OF THE FUND                                              5
MANAGEMENT OF THE FUND                                                     6
ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES,
   INVESTMENT STRATEGIES AND RISKS                                         6
SHAREHOLDER INFORMATION                                                    7
   PURCHASE OF FUND SHARES                                                 7
   REDEMPTION OF FUND SHARES                                               9
   EXCHANGES                                                              10
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS           11
   PRICING OF FUND SHARES                                                 11
   DIVIDENDS AND DISTRIBUTIONS                                            11
   TAXES                                                                  12
INFORMATION REGARDING STANDARD & POOR'S CORPORATION                       12
FINANCIAL HIGHLIGHTS                                                      14
ADDITIONAL INFORMATION ABOUT THE FUND                                 BACK COVER

                             INVESTMENT STRATEGIES
                              AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The fund's fundamental investment objective is to seek to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500 Index).

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The fund may pursue its investment objective by investing substantially all of its assets in the State Street Equity 500 Index Portfolio (the "Master Fund"), a registered investment company also advised by the same advisor as the SSgA Funds, with substantially the same investment objective, policies and restrictions as the fund. This investment approach is commonly referred to as a master/feeder structure. In this structure, the fund will be a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.


Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should have the Advisor on the same strategy outside the master/feeder structure, hire its own investment advisor, invest in a different master portfolio, or take other action.


The fund (either on its own or as part of a master/feeder structure) intends to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. The fund may also invest in futures and options. The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings.

To the extent that the fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the fund's performance and the performance of the S&P 500 Index is anticipated in both rising and falling markets. The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 0.95, before deduction of fund expenses. A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the fund's performance to that of the S&P 500 Index will increase as the size of the fund increases.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SECURITIES OF LARGE CAPITALIZATION COMPANIES. The fund's emphasis on large-cap stocks makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

INVESTMENTS IN OTHER MUTUAL FUNDS IN A MASTER/FEEDER STRUCTURE. Currently the investments of the fund are concentrated in the shares of another fund with substantially the same investment objectives, policies and restrictions as the fund. In that case, the fund's investment performance is directly related to the investment performance of the Master Fund. The ability of the fund to meet its investment objective is directly related to the ability of the Master Fund to meet its objective. There can be no assurance that the investment objective of the fund or the Master Fund will be achieved.

AFFILIATED PERSONS. SSgA may also serve as #investment advisor of the Master Fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the fund and the Master Fund. The Trustees believe they have structured the Master Fund to avoid these concerns. If a situation arises that may result in a conflict, the Trustees and officers of the fund will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

EQUITY SECURITIES. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions.

TRACKING MODELS. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its model to track the S&P 500 Index. The fund is not managed according to traditional methods of "active" investment management. Instead, the fund attempts to match the investment performance of its benchmark index through automated statistical analytic procedures.

DERIVATIVES. There are certain investment risks in using derivatives, such as futures contracts, options on futures, swaps, and structured notes. If a fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a fund could lose money. Price movements of a futures contract, option or structured notes may not be identical to price movements of portfolio securities or a securities index, resulting in the risk that, when a fund buys the derivative as a hedge, the hedge may not be completely effective. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

INDEX CORRELATION. The fund's ability to achieve significant correlation between fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares. The fund's management team will monitor correlation. Should the fund fail to achieve an appropriate level of correlation, the Advisor will report to the Board of Trustees, which will consider alternative arrangements.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.


[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1993                        9.61%
1994                        1.30%
1995                       37.02%
1996                       22.55%
1997                       33.10%
1998                       28.35%
1999                       20.89%
2000                       -9.21%

Best Quarter -- December 31, 1998: 21.24%
Worst Quarter -- September 30, 1998: (9.97%)
Current Fiscal Quarter -- August 31, 2001: (9.49%)

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:


                              1 YEAR   5 YEARS*  INCEPTION*
                              ------   -------   ---------
S&P 500 Index Fund            (9.21%)   18.12%     16.95%
S&P 500 Index                 (9.11%)   18.33%     17.20%


*Annualized. The fund began operating on December 30, 1992.

                         FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

As a shareholder in the Master Fund, the fund bears its ratable share of the Master Fund's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees.

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     Maximum Sales Charge (Load) Imposed on Purchases                     None
     Maximum Deferred Sales Charge (Load)                                 None
     Maximum Sales Charge (Load)Imposed on Reinvested Dividends
        or Other Distributions                                            None
     Redemption Fee                                                       None
     Exchange Fee                                                         None
     Maximum Account Fee                                                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


   Management/Custody/Administration Fee1                  .045%
   Distribution and Service (12b-1) Fees2                  .090
   Other Expenses                                          .035
                                                           -----
   Total Annual Fund Operating Expenses3                   .170%
                                                           =====


----------

(1) The Management Fee represents the fee for advisory, custody, transfer agency and administration services that is paid by the Master Fund to the Advisor. The S&P 500 Index Fund pays no management fee directly to the Advisor for management of the S&P 500 Index Fund for so long as substantially all of the assets of the fund are invested in the Master Fund.

(2) The stated fee includes .04% for 12b-1 Distribution and .05% for 12b-1 Shareholder Servicing Fees.

(3) The Advisor has contractually agreed to reimburse the S&P 500 Index Fund for all expenses in excess of .18% of average daily net assets on an annual basis until December 31, 2002. The total annual expenses shown above and the Example reflect the expenses of both the S&P 500 Index Fund and the Master Fund.


EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

                         1 YEAR             3 YEARS       5 YEARS         10 YEARS
                         ------             -------       ------          --------
                         $17                $55             $96              $217
                         ===                ===             ===              ====

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                            MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.

The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $663 billion under management as of November 28, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The S&P 500 Index Fund has entered into an investment advisory agreement with the Advisor pursuant to which the Advisor will manage the fund's assets directly in the event that the fund were to cease investing substantially all of its assets in the Master Fund. The Advisor does not receive any management fees from the feeder fund under the agreement so long as the feeder fund continues to invest substantially all of its assets in the Master Fund or in another investment company.

The Master Fund pays the Advisor an annual fee, calculated daily and paid monthly, of 0.045% of the average daily net asset value of the fund. The fee is for management, custody, transfer agency and administration services.

Mr. James B. May, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. Mr. May joined the firm in 1991. Mr. May is a Senior Portfolio Manager in the US Passive Equity group and has the responsibility for managing several mutual funds, most notably the S&P 500 Index Fund, which he has managed since 1995. He also manages a variety of portfolios including the Commingled Russell Special Small Fund and several separately managed funds. Before joining the US Passive Equity group, Mr. May worked in the firm's Passive US Equity Operations department as a Senior Analyst. He has been working in the investment management field since 1989, when he joined State Street's custody operation. He holds a BS in Finance from Bentley College and his MBA from Boston College. He is a member of the Boston Security Analysts Society and the Association for Investment Management and Research. There are five other members of the team who assist Mr. May with the management of the fund.

                        ADDITIONAL INFORMATION ABOUT THE
                          FUND'S OBJECTIVES, INVESTMENT
                              STRATEGIES AND RISKS

The investment objective of the fund may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

S&P 500 INDEX. The fund attempts to replicate the return of the S&P 500 Index and invests (either on its own or as a part of a master/feeder structure) in all 500 stocks in the Index. The Standard & Poor's (S&P) 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock's current price). Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. The composition of the S&P 500 Index is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. A limited percentage of the Index may include foreign securities. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment, nor is S&P a sponsor or in any way affiliated with the fund.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in #which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Stock index futures may be used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The common stocks the fund may invest in include American Depository Receipts (ADRs). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers, such as less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investment in such securities. For purposes of the fund's investment policies, the fund's investment in ADRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

The ADRs chosen for investment by the S&P 500 Index Fund will be constituents of the S&P 500 Index.

CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep #Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

                             SHAREHOLDER INFORMATION
PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $10,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $10,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $10,000 minimum. Failure to bring the account balance to $10,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. Shareholders with accounts established prior to December 24, 1997 are not subject to the $10,000 minimum requirements. Investors purchasing fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value determined after receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

The SSgA Funds reserve the right to reject any purchase order.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

           REGULAR MAIL:         REGISTERED, EXPRESS OR CERTIFIED MAIL:
           -------------         --------------------------------------
            SSgA Funds                         SSgA Funds
          P.O. Box 8317                    66 Brooks Drive
       Boston, MA 02266-8317             Braintree, MA 02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2. Instructing the wiring bank to wire federal funds to:

   State Street Bank and Trust Company
   225 Franklin Street, Boston, MA 02110
   ABA #0110-0002-8
   DDA #9904-631-0
   SSgA (Name of Fund) Fund(s)
   Account Number and Registration
   Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

IN-KIND PURCHASE OF SECURITIES. The fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2. They must have a readily ascertainable market value;

3. They must be liquid;

4. They must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.


REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Ordinarily, proceeds of redemption requests received before the close of the New York Stock Exchange on any business day are sent out the next business day. Unless otherwise specified, payments of redemption proceeds will be mailed to your address of record. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received and will not be entitled to that day's dividend.

If you purchased fund shares by check or an automatic investment program
(AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.


TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received via any electronic means only if they act with willful misfeasance, bad faith or gross negligence.


DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wired transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1. Your address of record has changed within the past 60 days;

2. You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1. A broker or securities dealer, registered with a domestic stock exchange;

2. A federal savings, cooperative or other type of bank;

3. A savings and loan or other thrift institution;

4. A credit union; or

5. A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

       SELLER                           REQUIREMENTS FOR WRITTEN REQUESTS
      -------                           ---------------------------------
Owner of individual,                   -  Letter of instruction, signed
joint, sole                               by all persons authorized to
proprietorship, UGMA/                     sign for the account stating
UTMA (custodial                           general titles/capacity, exactly
accounts for minors)                      as the account is registered;
or general partner                        and
accounts
                                       -  Signature guarantee, if
                                          applicable (see above).

Owners of corporate or                 -  Letter of instruction signed
association accounts                      by authorized person(s),
                                          stating capacity as indicated
                                          by the corporate resolution;
                                       -  Corporate resolution, certified
                                          within the past 90 days; and
                                       -  Signature guarantee, if
                                          applicable (see above).

Owners or trustees of                  -  Letter of instruction, signed
trust accounts                            by all trustees;
                                       -  If the trustees are not named
                                          in the registration, please
                                          provide a copy of the trust
                                          document certified within the
                                          past 60 days; and
                                       -  Signature guarantee, if
                                          applicable (see above).

Joint tenancy                          -  Letter of instruction signed
shareholders whose                        by surviving tenant(s);
co-tenants are                         -  Certified copy of the death
deceased                                  certificate; and
                                       -  Signature guarantee, if
                                          applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of
$100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption, or postpone the date of payment for more than seven days, if emergency conditions should exist, as specified in the 1940 Act or as determined by the Securities and Exchange Commission.

EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

DISTRIBUTION SERVICES AND SHAREHOLDER
SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized various financial intermediates, such as banks, broker-dealers, investment advisors or others, to accept purchase, redemption and exchange orders on the Funds' behalf, and may perform other shareholder services. Such orders are deemed accepted by a fund when they are accepted by the financial intermediary. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES

The fund determines the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of fund shares is computed by dividing the current value of the fund's assets, less liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

Ordinarily, the fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the fund will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Because foreign securities sometimes trade on days when fund shares are not priced, the value of a fund's portfolio that includes such securities may change on days when fund shares cannot be purchased or redeemed. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund quarterly from net investment income. Distributions will be made at least annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal #Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the fund in advance since the amount of the assets to be invested within various countries is not known.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

If more than 50% in value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the fund. The fund may be subject to certain holding requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made, you would include in your gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that the fund will qualify to make the Foreign Election; however, the fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

                             INFORMATION REGARDING
                         STANDARD & POOR'S CORPORATION


"Standard & Poor's," "S&P," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's and have been licensed for use by the SSgA S&P 500 Index Fund through the Master Fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the fund is the licensing of certain trademarks and trade names of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the fund. Standard & Poor's has no obligation to take the needs of the shareholders of the fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the fund.

STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR THE SHAREHOLDERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

                                                                           FISCAL YEARS ENDED AUGUST 31
                                                      --------------------------------------------------------------------------
                                                         2001            2000            1999            1998            1997
                                                      ----------      ----------      ---------       ---------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   26.41       $   23.74       $   19.42       $   18.96       $   14.41
INCOME FROM OPERATIONS:                               ----------      ----------      ---------       ---------       ----------
   Net investment income(1)                                 .24             .27             .29             .31             .32
   Net realized and unrealized gain (loss)                (6.46)           3.40            6.74            1.18            5.22
                                                      ----------      ----------      ---------       ---------       ----------
     Total From Operations                                (6.22)           3.67            7.03            1.49            5.54
                                                      ----------      ----------      ---------       ---------       ----------
DISTRIBUTIONS:
   Dividends from net investment income                    (.25)           (.28)           (.29)           (.32)           (.32)
   Dividends from net realized gain on
     investment                                           (1.17)           (.72)          (2.42)           (.71)           (.67)
                                                      ----------      ----------      ---------       ---------       ----------
     Total Distributions                                  (1.42)          (1.00)          (2.71)          (1.03)           (.99)
                                                      ----------      ----------      ---------       ---------       ----------
NET ASSET VALUE, END OF PERIOD                        $   18.77       $   26.41       $   23.74       $   19.42       $   18.96
                                                      ==========      ==========      =========       =========       ==========
TOTAL RETURN (%)                                         (24.48)          16.26           39.52            7.91           40.30
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)           2,320,240       3,105,167       2,673,963       1,615,913       1,299,571
   Ratios to average net assets (%):
     Operating expenses, net(2),(3)                         .17             .18             .18             .17             .16
     Operating expenses, gross(2),(3)                       .17             .24             .28             .27             .26
     Net investment income                                 1.12            1.08            1.29            1.50            2.00
   Portfolio turnover (%)(4)                                N/A           16.43           13.80           26.17            7.54
   Portfolio turnover of the Master Fund                  12.01           14.00             N/A             N/A             N/A

----------
(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) See Note 4 of the Annual Report for current period amounts.

(3) Expense ratios for the periods subsequent to June 1, 2000 (commencement of the Master/Feeder structure) include the fund's share of the Master Fund's allocated expenses.

(4) Portfolio turnover represents the rate of portfolio activity for the periods through May 31, 2000, while the fund was making investments directly in securities.

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.


SSgA Funds' Investment Company Act File No. 811-5430

                                   SSgA FUNDS

                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                               www.ssgafunds.com

                             PRIME MONEY MARKET FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Prime Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

                       PROSPECTUS DATED DECEMBER 28, 2001

                               TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                    3
  INVESTMENT OBJECTIVE                                                       3
  PRINCIPAL INVESTMENT STRATEGIES                                            3
  PRINCIPAL RISKS OF INVESTING IN THE FUND                                   3
  RISK AND RETURN                                                            4
FEES AND EXPENSES OF THE FUND                                                5
MANAGEMENT OF THE FUND                                                       6
ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES,
  INVESTMENT STRATEGIES AND RISKS                                            6
SHAREHOLDER INFORMATION                                                      8
  PURCHASE OF FUND SHARES                                                    8
  REDEMPTION OF FUND SHARES                                                  9
  EXCHANGES                                                                 10
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS              10
  PRICING OF FUND SHARES                                                    10
  DIVIDENDS AND DISTRIBUTIONS                                               10
  TAXES                                                                     11
FINANCIAL HIGHLIGHTS                                                        12
ADDITIONAL INFORMATION ABOUT THE FUND                                    BACK COVER

                              INVESTMENT STRATEGIES
                               AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The Prime Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund attempts to meet its investment objective by investing in high quality money market instruments. Such instruments include: (1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

There are risks associated with these instruments, which are described in the section called Principal Risks.

Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.

The Prime Money Market Fund has obtained a money market fund rating of AAm from Standard & Poor's (S&P). The AAm rating indicates that the fund's safety is very good, and it has a strong capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other money market funds. These additional restrictions could affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P. If S&P changes or adds other requirements or criteria, the fund may be required to adopt additional strategies or policies to maintain this rating.

PRINCIPAL RISKS OF INVESTING IN THE FUND

MONEY MARKET RISK. The risk that a fund will not be able to maintain a NAV per share of $1.00 at all times. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE RISK. The risk that during periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield will tend to be higher.

CREDIT/DEFAULT RISK. The risk that an issuer of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating and generally, lower rated bonds have higher credit risks.

GOVERNMENT SECURITIES RISK. The risk that the US government will not provide financial support to US government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

FOREIGN RISK. The risk that a foreign security, including dollar denominated foreign issues, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.

BANKING INDUSTRY RISK. The risk that if a fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the fund's investments more than if a fund's investments were not invested to such a degree in the banking industry. Normally, the fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

RISKS OF REPURCHASE AGREEMENTS. Under a repurchase agreement, a bank or broker sells securities to a fund and agrees to repurchase them at the fund's cost plus interest. If the value of the securities declines, and the bank or broker defaults on its repurchase obligation, the fund could incur a loss.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

FIXED-INCOME SECURITIES RISK. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.

[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1995            6.04%
1996            5.44%
1997            5.60%
1998            5.52%
1999            5.13%
2000            6.40%

Best Quarter -- December 31, 2000: 1.64%
Worst Quarter -- June 30, 1994: 1.00%
Current Firscal Quarter -- August 31, 2001: 0.98%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000:

                              1 YEAR   5 YEARS*  INCEPTION*
                              ------   -------   ----------
Prime Money Market Fund        6.40%     5.68%      5.54%
Salomon Smith Barney
  3-month Treasury bill        5.96%     5.25%      5.22%
Lipper Average --
  Institutional Money
  Market Funds                 6.15%     5.41%      5.33%

* Annualized. The fund began operating on February 22, 1994.


              7-DAY YIELDS FOR THE PERIOD ENDED DECEMBER 31, 2000:

                                        CURRENT    EFFECTIVE
                                        -------    ---------

Prime Money Market Fund                  6.38%       6.59%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                         FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

       SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         Maximum Sales Charge (Load) Imposed on Purchases                None
         Maximum Deferred Sales Charge (Load)                            None
         Maximum Sales Charge (Load) Imposed on Reinvested
           Dividends or Other Distributions                              None
         Redemption Fee                                                  None
         Exchange Fee                                                    None
         Maximum Account Fee                                             None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

   Management Fee(1)                                                     .15%
   Distribution and Service (12b-1) Fees(2)                              .05
   Other Expenses                                                        .05
                                                                        -----
   Gross Expenses                                                        .25
   Less Contractual Management Fee Waiver                               (.05)
                                                                        -----
   Total Annual Fund Operating Expenses After Waiver                     .20%
                                                                        =====

----------

(1) The Advisor has contractually agreed to waive .05% of its .15% management fee until December 31, 2010. Also, the Advisor has contractually agreed to reimburse the fund for all expenses to the extent that total expenses exceed .20% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after waiver and reimbursement is .10%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement.

(2) The stated fee includes .02% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

EXAMPLE
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

      1 YEAR               3 YEARS               5 YEARS              10 YEARS
      ------               -------               -------              --------
       $20                  $64                  $113                  $263

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.

The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $663 billion under management as of November 28, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.10%, after fee waiver and reimbursement, of the average daily net asset value of the fund.

                        ADDITIONAL INFORMATION ABOUT THE
                          FUND'S OBJECTIVES, INVESTMENT
                              STRATEGIES AND RISKS

The investment objective of the fund may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

QUALITY OF SECURITIES. The fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Advisor determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by at least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Fund's Advisor in accordance with procedures established by the Board of Trustees.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions or (4) insurance companies. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal.

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

- Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

- Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. The fund may purchase commercial paper (including variable amount master notes and funding agreements), which are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs, and non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.

US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDS), EURODOLLAR TIME DEPOSITS (ETDS) AND YANKEE CERTIFICATES OF DEPOSIT (YCDS). ECDs are US dollar denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks. Foreign laws and accounting standards typically are not as strict a they are in the US and therefore there may be fewer restrictions regarding loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

SECTION 4(2) COMMERCIAL PAPER. The fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay. Section 4(2) paper will not be subject to the fund's 10% limitation on illiquid securities set forth below where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Prime Money Market Fund requires a minimum initial investment of $20 million and a minimum account balance of $15 million. The minimum investment for additional purchases is $1,000; however, if the account balance has fallen below $20 million as a result of shareholder redemptions, subsequent purchases of shares of the fund may be rejected unless, after such purchase, the accrued balance will be at least $15 million.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Payments for fund shares must be received by the Transfer Agent, and the accompanying payment must be in federal funds (or converted to federal funds by the Transfer Agent) by 3 p.m. Eastern time (the Pricing Time) before the purchase order can be accepted. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day.

Purchase orders in good form (described below) and payments which are accepted prior to the Pricing Time will receive that day's net asset value and will earn the dividend declared on the date of purchase.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the fund. The SSgA Funds requires a purchase order in good form, which consists of a completed and signed SSgA Funds' Institutional Account Application, regardless of the investment method. For additional information, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, 1 International Place, 27th Floor, Boston, MA 02110.

To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

The SSgA Funds reserve the right to reject any purchase order.

FEDERAL FUNDS WIRE. In order to assure timely processing of purchase orders, the Investment Company strongly recommends that you make initial or subsequent investments by wiring federal funds to State Street Bank and Trust Company as the Transfer Agent by:

1. Completing the SSgA Funds' Institutional Account Application and fax it to
   (617) 664-6011. Please confirm that the fax was received by calling 1-800-997-7327.

2. Telephoning State Street Bank and Trust Company at 1-800-647-7327 and providing: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the fund; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

3. Instructing the wiring bank to wire federal funds to:

   State Street Bank and Trust Company
   225 Franklin Street
   Boston, MA 02110
   ABA #0110-0002-8
   DDA #9904-631-0
   SSgA Prime Money Market Fund
   Account Number and Registration

Orders transmitted via this purchase method will be credited when federal funds are received by State Street. You will not be permitted to redeem shares from the account until an original completed application has been received. Please send completed applications to: State Street Bank, attention SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. Please reference the account number on the application.

MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Prime Money Market Fund. Third party checks and checks drawn on credit card accounts will not be accepted. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open. Proceeds of redemption requests received before 3 p.m. Eastern time ordinarily will be sent on the same business day, except as otherwise noted below. Redemption requests must be received prior to 3 p.m. Eastern time in order to be effective on the date received. No dividends will be paid on shares on the date of redemption. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day. Unless otherwise directed, payments will be sent to your address of record.

If you purchased fund shares by check or an automatic investment program
(AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received via any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION REQUESTS IN WRITING. In certain circumstances, you will need to make a request to sell shares in writing (please use the address for purchases by mail under "Purchase of Fund Shares"). The redemption will be processed based on the net asset value next determined after receipt by State Street of all required documentation in good order. Good order means that the request must include the following:

1. A clear letter of instruction or a stock assignment stating the fund and account number that the redemption is to be process from, the dollar amount to be redeemed and where the proceeds are to be sent. The letter must be signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

2. Such other supporting legal documents, if required by applicable law or the Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

The Prime Money Market Fund reserves the right to redeem the shares in any account with a balance of less than $15 million as a result of shareholder redemptions. Before shares are redeemed to close an account, you will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption, or postpone the date of payment for more than seven days, if emergency conditions should exist, as specified in the 1940 Act or as determined by the Securities and Exchange Commission.

EXCHANGES

EXCHANGE PRIVILEGE. Subject to the fund's minimum investment requirement, investors may share their fund shares wihtout charge for shares of any other investment portfolio offered by the Investment Company. Shares are exchanged on the basis of relative net asset value per share on the business day which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317,
Attention: SSgA Prime Money Market Fund. If shares of the fund were purchased by check, the shares must have been present in account for 15 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Investment Company upon 60 days' notice to shareholders.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.


DISTRIBUTION SERVICES AND SHAREHOLDER
SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized various financial intermediates, such as banks, broker-dealers, investment advisors or others, to accept purchase, redemption and exchange orders on the Funds' behalf, and may perform other shareholder services. Such orders are deemed accepted by a fund when they are accepted by the financial intermediary. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES

The fund determines the price per share once each business day at 3 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open.
The price per share of the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), distributions will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank by the first business day of the following month in which the dividend is payable. Investors are urged to verify with their bank whether it charges a fee to accept this wire.

If Cash Option has been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

Although the sale or exchange of fund shares is a taxable event, no gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable $1.00 per share net asset value.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

                                                                            FISCAL YEARS ENDED AUGUST 31,
                                                            -----------------------------------------------------------------------
                                                              2001          2000          1999           1998          1997
                                                            -------       -------        -------        -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  1.0000     $  1.0000      $  1.0000      $  1.0000     $  1.0000
                                                            -------       -------        -------        -------       -------
INCOME FROM OPERATIONS:
  Net investment income                                       .0535         .0580          .0496          .0544         .0528
                                                            -------       -------        -------        -------       -------
DISTRIBUTIONS:
  Dividends from net investment income                       (.0535)       (.0580)        (.0496)        (.0544)       (.0528)
                                                            -------       -------        -------        -------       -------
NET ASSET VALUE, END OF PERIOD                            $  1.0000     $  1.0000      $  1.0000      $  1.0000     $  1.0000
                                                            =======       =======        =======        =======       =======
TOTAL RETURN (%)                                               5.48          6.00           5.08           5.63          5.52
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000 omitted)                4,033,364     3,962,314      2,415,231      2,125,020     1,406,263

  Ratios to average net assets (%):
    Operating expenses, net(1)                                  .20          . 20            .20            .20           .20
    Operating expenses, gross(1)                                .25           .25            .26            .28           .28
    Net investment income                                      5.26          5.93           4.96           5.48          5.40

----------
(1) See Note 4 of the Annual Report for current period amounts.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

                      ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investment is available in the fund's annual and semi-annual reports to shareholders. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.

SSgA Funds' Investment Company Act File No. 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                                 SMALL CAP FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Small Cap Fund seeks to maximize total return through investment in equity securities; under normal market conditions, at least 80% of total assets will be invested in securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index.


                       PROSPECTUS DATED DECEMBER 28, 2001

                                TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                              3
  INVESTMENT OBJECTIVE                                                 3
  PRINCIPAL INVESTMENT STRATEGIES                                      3
  PRINCIPAL RISKS OF INVESTING IN THE FUND                             3
  RISK AND RETURN                                                      4
FEES AND EXPENSES OF THE FUND                                          5
MANAGEMENT OF THE FUND                                                 6
ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES,
  INVESTMENT STRATEGIES AND RISKS                                      6
SHAREHOLDER INFORMATION                                                7
  PURCHASE OF FUND SHARES                                              7
  REDEMPTION OF FUND SHARES                                            8
  EXCHANGES                                                           10
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS        10
  PRICING OF FUND SHARES                                              10
  DIVIDENDS AND DISTRIBUTIONS                                         11
  TAXES                                                               11
FINANCIAL HIGHLIGHTS                                                  13
ADDITIONAL INFORMATION ABOUT THE FUND                             BACK COVER

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The fund's investment objective is to maximize total return through investment in equity securities; under normal market conditions, at least 80% of total assets will be invested in securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed by the fund's trustees without shareholder approval as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES


The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies as represented by the Russell 2000 Index will include those companies with market capitalization generally ranging in value from $50 million to $1.4 billion. Sector and industry weight are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund may also use futures, options, and other derivative instruments.


Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The risks of securities of smaller capitalized companies are described in Principal Risks.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EQUITY SECURITIES. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions.

SECURITIES OF SMALL CAP COMPANIES. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile which could increase the volatility of the fund's portfolio.

ANALYTICAL MODELS. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting undervalued stocks.

DERIVATIVES. There are certain investment risks in using derivatives, such as futures contracts, options on futures, interest rate and other forms of swap agreements, and structured notes. If a fund incorrectly forecasts interest rates in using derivatives, a fund could lose money. Price movements of a futures contract, option or structured notes may not be identical to price movements of portfolio securities or a securities index, resulting in the risk that, when a fund buys a futures contract or option as a hedge, the hedge may not be completely effective. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

INITIAL PUBLIC OFFERINGS (IPOs). Performance of a fund may be impacted by a fund's holdings of IPOs. Because an IPO is an equity security that is new to the public market, the value of IPOs can fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. There is no guarantee that a fund will continue to participate in the IPO market, and, due to their volatility, IPOs can have a positive or negative impact on performance.

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small capitalization stocks will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

PORTFOLIO TURNOVER. The portfolio turnover rate cannot be predicted, but it is anticipated that the fund's annual turnover rate generally will fall within the range of 100-300% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect the fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. Funds with a portfolio turnover rate that is at the high end of the range are not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing.


RISK AND RETURN


The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.


[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1993            12.96%
1994            -0.95%
1995            41.83%
1996            28.79%
1997            23.60%
1998            -7.55%
1999             3.58%
2000             4.50%

Best Quarter -- December 31, 1998: 19.66%
Worst Quarter -- September 30, 1998: (27.21%)
Current Fiscal Quarter -- August 31, 2001: (4.58%)

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:


                                 1 YEAR          5 YEARS*          INCEPTION*
                                 ------          -------           ---------
Small Cap Fund                     4.50%            9.76%              13.28%
Russell 2000 Index                (3.02%)          10.31%              13.32%


----------
* Annualized. The fund began operating on July 1, 1992.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     Maximum Sales Charge (Load) Imposed on Purchases               None
     Maximum Deferred Sales Charge (Load)                           None
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends
       or Other Distributions                                       None
     Redemption Fee                                                 None
     Exchange Fee                                                   None
     Maximum Account Fee                                            None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Management Fee                                   .75%
Distribution and Service (12b-1) Fees(1)         .19
Other Expenses                                   .13
                                                -----
Total Annual Fund Operating Expenses            1.07%
                                                =====


----------
 (1) The stated fee includes .05% for 12b-1 Distribution and .14% for 12b-1 Shareholder Servicing Fees.

EXAMPLE
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

        1 YEAR       3 YEARS       5 YEARS       10 YEARS
        ------       -------       -------       --------
        $  109       $   340       $   590       $  1,306

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $663 billion under management as of November 28, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.75% of the average daily net asset value of the fund.

The SSgA US Active Equity Quantitative Team has primary responsibility for the investment management decisions regarding the fund. While the fund was previously managed by a lead portfolio manager, the Advisor has migrated to the team approach to create an environment that encourages the flow of investment ideas for this strategy. The portfolio managers within this team work together in a cohesive manner to develop and enhance techniques that drive the investment process and draw on the resources of the other groups of the Advisor. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and quantitative analysis while integrating in-depth knowledge of a growing list of indices and market structures. The SSgA US Active Equity Quantitative Team is overseen by the State Street Global Advisors Investment Committee, which is comprised of 11 senior staff managers.

                        ADDITIONAL INFORMATION ABOUT THE
                         FUND'S OBJECTIVES, INVESTMENT
                              STRATEGIES AND RISKS

The investment objective of the fund may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Stock index futures may be used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

                            SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

The SSgA Funds reserve the right to reject any purchase order.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

     REGULAR MAIL:          REGISTERED, EXPRESS OR CERTIFIED MAIL:
     -------------          --------------------------------------
     SSgA Funds                        SSgA Funds
    P.O. Box 8317                   66 Brooks Drive
Boston, MA 02266-8317             Braintree, MA 02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.




FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2. Instructing the wiring bank to wire federal funds to:

   State Street Bank and Trust Company
   225 Franklin Street, Boston, MA 02110
   ABA #0110-0002-8
   DDA #9904-631-0
   SSgA (Name of Fund) Fund(s)
   Account Number and Registration
   Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.




IN-KIND PURCHASE OF SECURITIES. The fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2. They must have a readily ascertainable market value;

3. They must be liquid;

4. They must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.




REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Ordinarily, proceeds of redemption requests received before the close of the New York Stock Exchange on any business day are sent out the next business day. Unless otherwise specified, payments of redemption proceeds will be mailed to your address of record. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received and will not be entitled to that day's dividend.

If you purchased fund shares by check or an automatic investment program
(AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.


TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received via any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wired transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.


REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1. Your address of record has changed within the past 60 days;

2. You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1. A broker or securities dealer, registered with a domestic stock exchange;

2. A federal savings, cooperative or other type of bank;

3. A savings and loan or other thrift institution;

4. A credit union; or

5. A securities exchange or clearing agency.


Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.


         SELLER                    REQUIREMENTS FOR WRITTEN REQUESTS
         ------                    ---------------------------------
Owner of individual,            -  Letter of instruction, signed
joint, sole                        by all persons authorized to
proprietorship, UGMA/              sign for the account stating
UTMA (custodial                    general titles/capacity, exactly
accounts for minors)               as the account is registered;
or general partner                 and
accounts                        -  Signature guarantee, if
                                   applicable (see above).

Owners of corporate or          -  Letter of instruction signed
association accounts               by authorized person(s),
                                   stating capacity as indicated
                                   by the corporate resolution;
                                -  Corporate resolution, certified
                                   within the past 90 days; and
                                -  Signature guarantee, if
                                   applicable (see above).

Owners or trustees of           -  Letter of instruction, signed
trust accounts                     by all trustees;
                                -  If the trustees are not named
                                   in the registration, please
                                   provide a copy of the trust
                                   document certified within the
                                   past 60 days; and
                                -  Signature guarantee, if
                                   applicable (see above).

Joint tenancy                   -  Letter of instruction signed
shareholders whose                 by surviving tenant(s);
co-tenants are                  -  Certified copy of the death
deceased                           certificate; and
                                -  Signature guarantee, if
                                   applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption, or postpone the date of payment for more than seven days, if emergency conditions should exist, as specified in the 1940 Act or as determined by the Securities and Exchange Commission.

EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.


DISTRIBUTION SERVICES AND SHAREHOLDER
SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.


THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized various financial intermediates, such as banks, broker-dealers, investment advisors or others, to accept purchase, redemption and exchange orders on the Funds' behalf, and may perform other shareholder services. Such orders are deemed accepted by a fund when they are accepted by the financial intermediary. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES


The fund determines the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of fund shares is computed by dividing the current value of the fund's assets, less liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

Ordinarily, the fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the fund will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Because foreign securities sometimes trade on days when fund shares are not priced, the value of a fund's portfolio that includes such securities may change on days when fund shares cannot be purchased or redeemed. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund annually from net investment income. The Board of Trustees intends to declare distributions annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

                                                                              FISCAL YEARS ENDED AUGUST 31,
                                                         -----------------------------------------------------------------
                                                            2001          2000          1999          1998          1997
                                                         ---------     ----------    ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD                     $   22.69     $    17.75    $   15.96     $   22.11     $   17.44
                                                         ---------     ----------    ---------     ---------     ---------
INCOME FROM OPERATIONS:
   Net investment income (loss)(1)                             .02           (.01)         .03           .02           .03
   Net realized and unrealized gain (loss)                   (3.11)          4.96         1.78         (4.54)         5.87
                                                         ---------     ----------    ---------     ---------     ---------
     Total Income From Operations                            (3.09)          4.95         1.81         (4.52)         5.90
                                                         ---------     ----------    ---------     ---------     ---------
DISTRIBUTIONS:
   Dividends from net investment income                         --           (.01)        (.02)         (.04)         (.01)
   Dividends from net realized gain on investments              --             --           --         (1.59)        (1.22)
                                                         ---------     ----------    ---------     ---------     ---------
      Total Distributions                                       --           (.01)        (.02)        (1.63)        (1.23)
                                                         ---------     ----------    ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                           $   19.60     $    22.69    $   17.75     $   15.96     $   22.11
                                                         =========     ==========    =========     =========     =========
TOTAL RETURN (%)                                            (13.61)         27.92        11.35        (22.32)        35.85
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                254,450        359,779      352,013       344,630       149,808
   Ratios to average net assets (%):
     Operating expenses, net(2)                               1.07           1.07         1.07          1.04          1.00
     Operating expenses, gross(2)                             1.07           1.07         1.07          1.04          1.09
     Net investment income (loss)                              .12           (.05)         .17           .10           .18
   Portfolio turnover (%)                                   157.27         156.41       110.82         86.13        143.79

----------

(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) See Note 4 of the Annual Report for current period amounts.

                 (This page has been left blank intentionally.)

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request.

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.

SSgA Funds' Investment Company Act File No. 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                           MSCI(R) EAFE(R) INDEX FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The SSgA MSCI EAFE Index Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index.


                       PROSPECTUS DATED DECEMBER 28, 2001

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                   3
  INVESTMENT OBJECTIVE                                                      3
  PRINCIPAL INVESTMENT STRATEGIES                                           3
  PRINCIPAL RISKS OF INVESTING IN THE FUND                                  3
  RISK AND RETURN                                                           4
FEES AND EXPENSES OF THE FUND                                               5
MANAGEMENT OF THE FUND                                                      6
ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES,
  INVESTMENT STRATEGIES AND RISKS                                           6
SHAREHOLDER INFORMATION                                                     8
  PURCHASE OF FUND SHARES                                                   8
  REDEMPTION OF FUND SHARES                                                 9
  EXCHANGES                                                                11
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS             12
  PRICING OF FUND SHARES                                                   12
  DIVIDENDS AND DISTRIBUTIONS                                              12
  TAXES                                                                    13
INFORMATION ABOUT MORGAN STANLEY CAPITAL INTERNATIONAL                     14

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS                             BACK COVER

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The fund's nonfundamental investment objective is to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "Index" or "MSCI(R) EAFE(R) Index"). The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Master Funds that has the same investment objective as, and investment policies that are substantially similar to those of, the fund.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed by the fund's trustees without shareholder approval as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund, using a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the MSCI(R) EAFE(R) Index. The MSCI(R) EAFE(R) Index is a well-known international stock market index that includes approximately 1,000 securities listed on the stock exchanges of 20 developed market countries (but not the United States). The portfolio manager seeks a correlation of .95, before expenses, or better between the fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.


The fund may attempt to meet its objective by investing substantially all of its assets in the State Street MSCI(R) EAFE(R) Index Portfolio (the "MSCI EAFE Master Fund"), a registered investment company with the same advisor as the SSgA Funds and with substantially the same investment objective, policies and restrictions as the fund. This investment approach is commonly referred to as a master/feeder structure. The MSCI EAFE Master Fund has been in existence since February 16, 2000 and commenced operations on November 13, 2000.


In this structure, the fund will be a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should have the Advisor run the same strategy outside of the master/feeder structure, hire its own investment advisor, invest in a different master portfolio, or take other action. The fund (either on its own or as part of a master/feeder structure) intends to invest in all of the stocks comprising the MSCI(R) EAFE(R) Index in proportIon to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole.

In addition, from time to time, stocks are added to or removed from the Index. The fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

In addition, the fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investment directly in the stocks making up the Index. The fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the fund might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the fund. The fund may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

It is anticipated that the correlation of the fund's performance to that of the Index will increase as the size of the fund increases. The fund's ability to achieve significant correlation between fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares. The portfolio manager will monitor such correlation. Should the fund fail to achieve an appropriate level of correlation, this will be reported to the Board of Trustees, which will consider alternative arrangements.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENTS IN OTHER MUTUAL FUNDS IN A MASTER/FEEDER STRUCTURE. Currently the investments of the fund are concentrated in the shares of another fund with substantially the same investment objectives, policies and restrictions as the fund. In that case, the fund's investment performance is directly related to the investment performance of the MSCI EAFE Master Fund. The ability of the fund to meet its investment objective is directly related to the ability of the MSCI EAFE Master Fund to meet its objective. There can be no assurance that the investment objective of the fund or the MSCI EAFE Master Fund will be achieved.

AFFILIATED PERSONS. The Advisor serves as the investment advisor of the MSCI EAFE Master Fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the fund and the MSCI EAFE Master Fund. The trustees believe they have structured the MSCI EAFE Master Fund to avoid these concerns. If a situation arises that may result in a conflict, the trustees and officers of the fund will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

INTERNATIONAL SECURITIES. A fund's return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Foreign markets, economies and political systems may be less stable than US markets, and changes in exchange rates of foreign currencies can affect the value of a fund's foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the US and there may be less public information available about foreign companies.

TRACKING MODELS. The success of the fund's principal investment strategy depends on the Advisor's skill in designing and using its model to track the MSCI(R) EAFE(R) Index. The fund is not managed according to traditional methods of "active" investment management. Instead, the fund attempts to match the investment performance of its benchmark index, before expenses, through automated statistical analytic procedures.

DERIVATIVES. There are certain investment risks in using derivatives, such as futures contracts, options on futures, interest rate and other forms of swap agreements, and structured notes. If a fund incorrectly forecasts interest rates in using derivatives, a fund could lose money. Price movements of a futures contract, option or structured notes may not be identical to price movements of portfolio securities or a securities index, resulting in the risk that, when a fund buys a futures contract or option as a hedge, the hedge may not be completely effective. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

INDEX CORRELATION. The fund's ability to achieve significant correlation between fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares. The fund's management team will monitor correlation. Should the fund fail to achieve an appropriate level of correlation, the Advisor will report to the Board of Trustees, which will consider alternative arrangements.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

EQUITY SECURITIES. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions.


FOREIGN CURRENCY AND EXCHANGE RATE. The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms. Price spread on currency exchange (to cover service charges) may be incurred, particularly when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country. Because a fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.


RISK AND RETURN


The MSCI EAFE Index Fund has not been in existence for a full calendar year. Therefore, performance information is not available. This fund began operating on October 16, 2001.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

As a shareholder in the MSCI EAFE Master Fund, the fund bears its ratable share of of the MSCI EAFE Master Fund's expenses, including advisory and administration fees, and at the same time continues to pay its own fees and expenses.

        SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
          Maximum Sales Charge (Load) Imposed on Purchases                      None
          Maximum Deferred Sales Charge (Load)                                  None
          Maximum Sales Charge (Load) Imposed on Reinvested Dividends
            or Other Distributions                                              None
          Redemption Fee*                                                        2%
          Exchange Fee                                                          None
          Maximum Account Fee                                                   None

----------
* Redemptions (including exchanges) of shares of the fund and executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as result of reinvesting distributions are not subject to the redemption fee.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Management Fee(1)                             .15%
Distribution and Service (12b-1) Fees(2)      .08
Other Expenses(3)                             .17
                                              ----
Total Annual Fund Operating Expenses(4)       .40%
                                              ====


----------

(1) The Management Fee represents the fee for advisory, custody, transfer agency and administration services that is paid by the MSCI EAFE Master Fund to the Advisor. The MSCI EAFE Index Fund pays no management fee directly to the Advisor for the management of the MSCI EAFE Index Fund for so long as substantially all of the assets of the fund are invested in the MSCI EAFE Master Fund.

(2) The stated fee includes .05% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees. "Distribution and Services (12b-1) Fees" are based on estimated amounts for the current fiscal year.

(3) Other Expenses includes an annual licensing fee of .05% for the use of the name MSCI(R) EAFE(R) Index. "Other Expenses" are based on estimated amounts for the current fiscal year.

(4) Total Annual Fund Operating Expenses and the Example reflect the expenses of both the fund and the MSCI EAFE Master Fund. The Advisor has contractually agreed to reimburse the fund for all expenses in excess of .40% of average daily net assets on an annual basis until December 31, 2002.


EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE 2% REDEMPTION FEE DOES NOT APPLY IN THE EXAMPLE. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

                1 YEAR  3 YEARS
                ------  -------
                 $ 41    $ 128
                ======  =======

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $663 billion under management as of November 28, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.


The fund has entered into an investment advisory agreement with the Advisor pursuant to which the Advisor would manage the fund's assets directly in the event that the fund were to cease investing substantially all of its assets in the MSCI EAFE Master Fund. The Advisor does not receive any fees from the fund under the agreement so long as the fund continues to invest substantially all of its assets in the MSCI EAFE Master Fund or in another investment company.


The MSCI EAFE Master Fund pays the Advisor an annual fee calculated daily and paid monthly, of 0.15% of the average daily net asset value of the fund. The fee is for management, custody, transfer agency and administration services.

Adele Kohler, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. Ms. Kohler joined the firm in 1994. She is currently responsible for portfolio management, research, and product development. She also acts as a liaison between the global structured products group and other areas at SSgA promoting investment education and communication. Prior to joining SSgA, Ms. Kohler worked in State Street Corporation's Mutual Fund division. Ms. Kohler holds a BA in Economics from Smith College. She is a Chartered Financial Analyst and a member of the Boston Security Analysts Society, the Association for Investment Management and Research (AIMR), and the Institute of Chartered Financial Analysts. Ms. Kohler was also an instructor for the Boston Security Analyst Society CFA Level III review course from 1998-2000. There are two other members of the team who assist Ms. Kohler with the management of the fund.


                        ADDITIONAL INFORMATION ABOUT THE
                          FUND'S OBJECTIVES, INVESTMENT
                              STRATEGIES AND RISKS

The investment objective of the fund may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

MSCI EAFE INDEX. The fund attempts to replicate the return of the MSCI(R) EAFE Index(R) and invests (either on its own or as a part of a master/feeder structure) in all stocks in the Index. The MSCI(R) EAFE(R) Index is an arithmetic, capitalization-weighted average of the performance of approximately 1000 securities listed on the stock exchanges of the countries determined by MSCI(R) to be "developed." Although the list of developed markets may change over time, at the date of this prospectus, these countries included: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The designation of a market as "developed," by MSCI(R), arises from several factors, the most common of which is minimum GDP per capita. The MSCI(R) EAFE(R) Index is structured to represent the opportunities available to an international investor in developed markets. Currently, MSCI(R) targets 85% of the available market capitalization of each country for inclusion in the Index. Securities selected by MSCI(R) for inclusion in the Index must have acceptable levels of liquidity and free float. MSCI(R) also avoids inclusion of companies which have a significant ownership stake in another company since substantial cross-ownership can skew industry weights, distort country-level valuations and overstate a country's true market size. The inclusion of a stock in the MSCI(R) EAFE(R) Index in no way implies that MSCI(R) believes the stock to be an attractive investment, nor is MSCI(R) a sponsor or in any way affiliated with the fund. The MSCI(R) Index(R) is the exclusive property of MSCI(R). Morgan Stanley Capital International is a service mark of MSCI(R) and has been licensed for use by the fund.


REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Stock index futures may be used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, the fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

The fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

AMERICAN DEPOSITORY RECEIPTS (ADRS) AND EUROPEAN DEPOSITORY RECEIPTS (EDRS). The common stocks the fund may invest in include American Depository Receipts (ADRs) and European Depository Receipts (EDRs). Generally, ADRs, in registered form, are designed for use in the US securities markets and EDRs are issued for trading primarily in European securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers, such as less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investment in such securities. For purposes of the fund's investment policies, the fund's investment in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

The ADRs and EDRs chosen for investment by the fund will be constituents of the MSCI EAFE Index.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.


                            SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.


MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.



PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.SSgAfunds.com.


The SSgA Funds reserve the right to reject any purchase order.


MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

    REGULAR MAIL:                REGISTERED, EXPRESS OR CERTIFIED MAIL:
    -------------                --------------------------------------
      SSgA Funds                             SSgA Funds
    P.O. Box 8317                         66 Brooks Drive
Boston, MA 02266-8317                   Braintree, MA 02184


All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2. Instructing the wiring bank to wire federal funds to:

   State Street Bank and Trust Company
   225 Franklin Street, Boston, MA 02110
   ABA #0110-0002-8
   DDA #9904-631-0
   SSgA (Name of Fund) Fund(s)
   Account Number and Registration
   Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.


AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


IN-KIND PURCHASE OF SECURITIES. The fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2. They must have a readily ascertainable market value;

3. They must be liquid;

4. They must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within 3 business days following the date of the exchange.



The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.


REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Ordinarily, proceeds of redemption requests received before the close of the New York Stock exchange on any business day are sent out the next business day. Unless otherwise specified, payments of redemption proceeds will be mailed to your address of record. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4:00 p.m. Eastern time). In order to be effective on the date received and will not be entitled to that day's dividend.

If you purchased fund shares by check or an automatic investment program
(AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.



REDEMPTION FEE. Redemptions (including exchanges) of shares of the fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similary, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received via any electronic means only if they act with willful misfeasance, bad faith or gross negligence.


DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.


REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wired transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.


REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing".

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if: 1. Your address of record has changed within the past 60 days; 2. You are redeeming more than $50,000 worth of shares; 3. You are requesting that a payment be sent to an address other than the address of record; or 4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1. A broker or securities dealer, registered with a domestic stock exchange;

2. A federal savings, cooperative or other type of bank;

3. A savings and loan or other thrift institution;

4. A credit union; or

5. A securities exchange or clearing agency.


Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

       SELLER                             REQUIREMENTS FOR WRITTEN REQUESTS
       ------                             ---------------------------------
Owner of individual,                    - Letter of instruction, signed
joint, sole                               by all persons authorized to
proprietorship, UGMA/                     sign for the account stating
UTMA (custodial                           general titles/capacity, exactly
accounts for minors)                      as the account is registered;
or general partner                        and
accounts                                - Signature guarantee, if
                                          applicable (see above).

Owners of corporate or                  - Letter of instruction signed
association accounts                      by authorized person(s),
                                          stating capacity as indicated
                                          by the corporate resolution;
                                        - Corporate resolution, certified
                                          within the past 90 days; and
                                        - Signature guarantee, if
                                          applicable (see above).

Owners or trustees of                   - Letter of instruction, signed
trust accounts                            by all trustees;
                                        - If the trustees are not named
                                          in the registration, please
                                          provide a copy of the trust
                                          document certified within the
                                          past 60 days; and
                                        - Signature guarantee, if
                                          applicable (see above).

Joint tenancy                           - Letter of instruction signed
shareholders whose                        by surviving tenant(s);
co-tenants are                          - Certified copy of the death
deceased                                  certificate; and
                                        - Signature guarantee, if
                                          applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over
$10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption, or postpone the date of payment for more than seven days, if emergency conditions should exist, as specified in the 1940 Act or as determined by the Securities and Exchange Commission.

EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

DISTRIBUTION SERVICES AND SHAREHOLDER
SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.


THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized various financial intermediates, such as banks, broker-dealers, investment advisors or others, to accept purchase, redemption and exchange orders on the Funds' behalf, and may perform other shareholder services. Such orders are deemed accepted by a fund when they are accepted by the financial intermediary. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES

The fund determines the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of fund shares is computed by dividing the current value of the fund's assets, less liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

Ordinarily, the fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the fund will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Because foreign securities sometimes trade on days when fund shares are not priced, the value of a fund's portfolio that includes such securities may change on days when fund shares cannot be purchased or redeemed. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.


DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund annually from net investment income. The Board of Trustees intends to declare distributions annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the fund in advance since the amount of the assets to be invested within various countries is not known.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

If more than 50% in value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the fund. The fund may be subject to certain holding requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made, you would include in your gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that the fund will qualify to make the Foreign Election; however, the fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

             INFORMATION ABOUT MORGAN STANLEY CAPITAL INTERNATIONAL


This fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the EAFE index makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE index which is determined, composed and calculated by MSCI without regard to this fund or the issuer of this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the EAFE index has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI, ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN MAKING OR COMPILING THE EAFE INDEX GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI, ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN MAKING OR COMPILING THE EAFE INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI, ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN MAKING OR COMPILING THE EAFE INDEX SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH THE INDEXES OR ANY DATA INCLUDED THEREIN. FURTHER, NEITHER MSCI, ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN MAKING OR COMPILING THE EAFE INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES AND ANY DATA INCLUDED THEREIN. NEITHER MSCI, ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN MAKING OR COMPILING THE EAFE INDEX SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                   ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.SSgAfunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.

SSgA Funds' Investment Company Act File No. 811-5430

                                   SSgA FUNDS
                            One International Place
                          Boston, Massachusetts 02110
                                 1-800-997-7327
                               www.ssgafunds.com

                               MONEY MARKET FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.


                       PROSPECTUS DATED DECEMBER 28, 2001

                                TABLE OF CONTENTS


                                                                         Page
                                                                         ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                  3
         INVESTMENT OBJECTIVE                                              3
         PRINCIPAL INVESTMENT STRATEGIES                                   3
         PRINCIPAL RISKS OF INVESTING IN THE FUND                          3
         RISK AND RETURN                                                   4
FEES AND EXPENSES OF THE FUND                                              5
MANAGEMENT OF THE FUND                                                     6
ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES,
         INVESTMENT STRATEGIES AND RISKS                                   6
SHAREHOLDER INFORMATION                                                    8
         PURCHASE OF FUND SHARES                                           8
         REDEMPTION OF FUND SHARES                                         9
         EXCHANGES                                                        11
         DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS     11
         PRICING OF FUND SHARES                                           12
         DIVIDENDS AND DISTRIBUTIONS                                      12
         TAXES                                                            13
FINANCIAL HIGHLIGHTS                                                      14
ADDITIONAL INFORMATION ABOUT THE FUND                                 BACK COVER

                              INVESTMENT STRATEGIES
                               AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed by the fund's trustees without shareholder approval as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

There are risks associated with these instruments, which are described in the section called Principal Risks.

The fund management team bases its decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

The Money Market Fund has obtained a money market fund rating of Am from Standard & Poor's (S&P). The Am rating indicates that the fund's safety is good and it has a sound capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other money market funds. These additional restrictions could affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P. If S&P changes or adds other requirements or criteria, the fund may be required to adopt additional strategies or policies to maintain this rating.

PRINCIPAL RISKS OF INVESTING IN THE FUND

MONEY MARKET RISK. The risk that a fund will not be able to maintain a NAV per share of $1.00 at all times. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE RISK. The risk that during periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield will tend to be higher.

CREDIT/DEFAULT RISK. The risk that an issuer of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating and generally, lower rated bonds have higher credit risks.

GOVERNMENT SECURITIES RISK. The risk that the US government will not provide financial support to US government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

FOREIGN RISK. The risk that a foreign security, including dollar denominated foreign issues, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.

BANKING INDUSTRY RISK. The risk that if a fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the fund's investments more than if a fund's investments were not invested to such a degree in the banking industry. Normally, the fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

FIXED-INCOME SECURITIES RISK. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

RISKS OF REPURCHASE AGREEMENTS. Under a repurchase agreement, a bank or broker sells securities to a fund and agrees to repurchase them at the fund's cost plus interest. If the value of the securities declines, and the bank or broker defaults on its repurchase obligation, the fund could incur a loss.

RISK AND RETURN


The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.


[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1991                     6.28%
1992                     3.91%
1993                     3.09%
1994                     3.99%
1995                     5.76%
1996                     5.21%
1997                     5.37%
1998                     5.30%
1999                     4.91%
2000                     6.18%

Best Quarter -- March 31, 1991: 1.70%
Worst Quarter -- December 31, 1993: 0.74%
Current Fiscal Quarter -- August 31, 2001: 0.94%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:



                                1 YEAR   5 YEARS*  10 YEARS*
                                ------   --------  ---------
Money Market Fund                6.18%     5.39%      5.00%
Salomon Smith Barney
  3-month Treasury bill          5.96%     5.25%      4.86%
Lipper Average Money
  Market Funds                   5.70%     5.00%      4.62%



*Annualized



                                  7-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000:



                                          CURRENT   EFFECTIVE
                                          -------   ---------
Money Market Fund                          6.26%       6.46%



Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
        Maximum Sales Charge (Load) Imposed on Purchases                    None
        Maximum Deferred Sales Charge (Load)                                None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends
            or Other Distributions                                          None
        Redemption Fee                                                      None
        Exchange Fee                                                        None
        Maximum Account Fee                                                 None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


   Management Fee                                                  .25%
   Distribution and Service (12b-1) Fees(1)                        .07
   Other Expenses                                                  .06
                                                                   ---
   Total Annual Fund Operating Expenses(2)                         .38%
                                                                   ===


----------
(1) The stated fee includes .03% for 12b-1 Distribution and .04% for 12b-1 Shareholder Servicing Fees.
(2) The Advisor has contractually agreed to reimburse the fund for all expenses to the extent that total expenses exceed .40% of average daily net assets on an annual basis until December 31, 2002.

EXAMPLE
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

                          1 year               3 years               5 years               10 years
                          ------               -------               -------               --------
                            $39                  $122                  $213                  $480
                            ===                  ====                  ====                  ====

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $663 billion under management as of November 28, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund.

                        ADDITIONAL INFORMATION ABOUT THE
                         FUND'S OBJECTIVES, INVESTMENT
                              STRATEGIES AND RISKS

The investment objective of the fund may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

QUALITY OF SECURITIES. The fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Advisor determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by at least two nationally recognized statistical rating organizations ("NRSRO"); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the fund's Advisor in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions or (4) insurance companies. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund may default on its obligation to pay interest and repay principal.

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

- Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

- Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. The fund may purchase commercial paper (including variable amount master notes and funding agreements), which are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs, and non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.

US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDS), EURODOLLAR TIME DEPOSITS (ETDS) AND YANKEE CERTIFICATES OF DEPOSIT (YCDS). ECDs are US dollar denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks. Foreign laws and accounting standards typically are not as strict a they are in the US and therefore there may be fewer restrictions regarding loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

SECTION 4(2) COMMERCIAL PAPER. The fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay. Section 4(2) paper will not be subject to the fund's 10% limitation on illiquid securities set forth below where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.


CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.


MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.



PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order.
A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

Purchase orders in good form (described below) and payments received by the Transfer Agent prior to the close of the New York Stock Exchange earn the dividend on the date of purchase.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

The SSgA Funds reserve the right to reject any purchase order.


To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

      REGULAR MAIL:     REGISTERED, EXPRESS OR CERTIFIED MAIL:
      -------------     --------------------------------------
        SSgA Funds                    SSgA Funds
       P.O. Box 8317               66 Brooks Drive
   Boston, MA 02266-8317         Braintree, MA 02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2. Instructing the wiring bank to wire federal funds to:

   State Street Bank and Trust Company
   225 Franklin Street, Boston, MA 02110
   ABA #0110-0002-8
   DDA #9904-631-0
   SSgA (Name of Fund) Fund(s)
   Account Number and Registration
   Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on the New York Stock Exchange is open. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time), in order to be effective on the date received. Proceeds of redemption requests received before the close of the New York Stock Exchange ordinarily will be sent on the same business day, except as otherwise noted below. No dividends will be paid on shares on the date of redemption. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day. Unless otherwise specified, payments of redemption proceeds will be sent to your address of record.

If you purchased fund shares by check or an automatic investment program
(AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.


CHECKWRITING SERVICE. If you have authorized the check writing feature on the Application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per fund is maintained.


TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received via any electronic means only if they act with willful misfeasance, bad faith or gross negligence.


DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.



REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. Proceeds ordinarily are sent, depending on the fund, on the same or the next business day. On Federal Reserve holidays, redemption proceeds will ordinarily be wired the next business day. The Funds do not provide wire transfer service for redemption proceeds of less than $1,000. Although the Funds currently do not charge a fee for this service, the Funds reserve the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing."


REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1. Your address of record has changed within the past 60 days;

2. You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1. A broker or securities dealer, registered with a domestic stock exchange;

2. A federal savings, cooperative or other type of bank;

3. A savings and loan or other thrift institution;

4. A credit union; or

5. A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

         SELLER               REQUIREMENTS FOR WRITTEN REQUESTS
         ------               ---------------------------------
Owner of individual,          - Letter of instruction, signed
joint, sole                     by all persons authorized to
proprietorship, UGMA/           sign for the account stating
UTMA (custodial                 general titles/capacity, exactly
accounts for minors)            as the account is registered;
or general partner              and
accounts
                              - Signature guarantee, if
                                applicable (see above).

Owners of corporate or        - Letter of instruction signed
association accounts            by authorized person(s),
                                stating capacity as indicated
                                by the corporate resolution;
                              - Corporate resolution, certified
                                within the past 90 days; and
                              - Signature guarantee, if
                                applicable (see above).

Owners or trustees of         - Letter of instruction, signed
trust accounts                  by all trustees;
                              - If the trustees are not named in the
                                registration, please provide a copy of the trust document certified within the past 60 days; and
                              - Signature guarantee, if applicable (see above).

Joint tenancy                 - Letter of instruction signed
shareholders whose              by surviving tenant(s);
co-tenants are                - Certified copy of the death
deceased                        certificate; and
                              - Signature guarantee, if
                                applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption, or postpone the date of payment for more than seven days, if emergency conditions should exist, as specified in the 1940 Act or as determined by the Securities and Exchange Commission.

EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.


DISTRIBUTION SERVICES AND SHAREHOLDER
SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.


THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized various financial intermediates, such as banks, broker-dealers, investment advisors or others, to accept purchase, redemption and exchange orders on the Funds' behalf, and may perform other shareholder services. Such orders are deemed accepted by a fund when they are accepted by the financial intermediary. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES


The fund determines the price per share once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open. The price per share of the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.


DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the account Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), distributions will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

Please note that dividends will not be paid until the last business day of the month even if an account closes during the month. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.

The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank by the first business day of the following month in which the dividend is payable. Investors are urged to verify with their bank whether it charges a fee to accept this wire. Direct deposits through ACH are transmitted to the investor's account two business days after the payable date of the distributions, and generally are not charged a fee by the bank.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

Although the sale or exchange of fund shares is a taxable event, no gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable $1.00 per share net asset value.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

                                                                     Fiscal Years Ended August 31,
                                                  ------------------------------------------------------------------
                                                     2001          2000          1999           1998         1997
                                                  ----------     ---------    ----------      ---------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD              $   1.0000     $  1.0000    $   1.0000      $  1.0000    $  1.0000
                                                  ----------     ---------    ----------      ---------    ---------
INCOME FROM OPERATIONS:
    Net investment income                              .0518         .0562         .0476          .0528        .0516
                                                  ----------     ---------    ----------      ---------    ---------
DISTRIBUTIONS:
    Dividends from net investment income              (.0518)       (.0562)       (.0476)        (.0528)      (.0516)
                                                  ----------     ---------    ----------      ---------    ---------
NET ASSET VALUE, END OF PERIOD                    $   1.0000     $  1.0000    $   1.0000      $  1.0000    $  1.0000
                                                  ==========     =========    ==========      =========    =========

TOTAL RETURN (%)                                        5.31          5.78          4.86           5.41         5.28
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period ($000 omitted)      10,724,407     8,556,244    10,084,283      5,477,326    4,278,165
    Ratios to average net assets (%):
       Operating expenses                                .38           .39           .40            .41          .39
       Net investment income                            5.14          5.62          4.74           5.28         5.17

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                    SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request.

Additional information about the fund's investment is available in the fund's annual and semi-annual reports to shareholders. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.

SSgA Funds' Investment Company Act File No. 811-5430